                                                                    EXHIBIT 10.1

                       AIRBUS A380-800F PURCHASE AGREEMENT

                            Dated as of July 12, 2002

                                     between

                                 AVSA, S.A.R.L.,
                                   THE SELLER

                                       and

                          FEDERAL EXPRESS CORPORATION,
                                    THE BUYER

CONTENTS

     CLAUSES           TITLE
     -------           -----
     0                 DEFINITIONS

     1                 SALE AND PURCHASE

     2                 SPECIFICATION

     3                 PRICE

     4                 PRICE REVISION

     5                 PAYMENT TERMS

     6                 INSPECTION AND THE BUYER'S LOCAL OFFICE

     7                 CERTIFICATION

     8                 THE BUYER'S ACCEPTANCE

     9                 DELIVERY

     10                EXCUSABLE DELAY AND TOTAL LOSS

     11                INEXCUSABLE DELAY

     12                WARRANTIES AND SERVICE LIFE POLICY

CONTENTS

     CLAUSES           TITLE
     -------           -----
     13                PATENT AND COPYRIGHT INDEMNITY

     14                [INTENTIONALLY DELETED]

     15                [INTENTIONALLY DELETED]

     16                TRAINING AND COMPUTER-BASED TRAINING AIDS

     17                EQUIPMENT SUPPLIER PRODUCT SUPPORT

     18                BUYER FURNISHED EQUIPMENT

     19                INDEMNITIES AND INSURANCE

     20                ASSIGNMENTS AND TRANSFERS

     21                TERMINATION EVENTS

     22                MISCELLANEOUS PROVISIONS

CONTENTS

EXHIBITS
--------

EXHIBIT A              A380-800F STANDARD SPECIFICATION

   APPENDIX 1          SPECIFICATION CHANGE NOTICES (SCNs)
   APPENDIX 2          CUSTOMIZATION MILESTONE CHART

EXHIBIT B              SCN FORM

EXHIBIT C              SELLER SERVICE LIFE POLICY

EXHIBIT D              CERTIFICATE OF ACCEPTANCE

EXHIBIT E              BILL OF SALE

EXHIBIT F              [INTENTIONALLY DELETED]

EXHIBIT G              AIRFRAME PRICE REVISION FORMULA

EXHIBIT H              PROPULSION SYSTEMS PRICE REVISION FORMULAE

CONTENTS

  LETTER
AGREEMENTS
    NO.
----------
     1                [ * ]

     2                OPTION AIRCRAFT AND [ * ]

     3                SPECIFICATION

     4                PRODUCT SUPPORT AGREEMENT

     5                [ * ]

     6                [ * ]

     7                [ * ]

     8                CERTIFICATION AIRCRAFT

     9                [ * ]

     10               OPERATIONAL DISPATCH RELIABILITY GUARANTEE

    11-A              PERFORMANCE GUARANTEE WITH GP7277 PROPULSION
                      SYSTEMS

    11-B              PERFORMANCE GUARANTEE WITH TRENT 977 PROPULSION
                      SYSTEMS

     12               [ * ]

     13               NOISE GUARANTEE

     14               EMISSIONS GUARANTEE

     15               [ * ]

     16               TAXES, DUTIES AND IMPOSTS

     17               SPECIFIC GROUND SUPPORT EQUIPMENT

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

  LETTER
AGREEMENTS
    NO.
----------
    18                          [ * ]

    19                          MISCELLANEOUS

    20                          PROPULSION SYSTEM CHOICE

    21                          [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PURCHASE AGREEMENT

This agreement is made this 12th day of July 2002

between

          AVSA, a SOCIETE A RESPONSABILITE LIMITEE organized and existing under the laws of the Republic of France, having its registered office located at

          2, rond-point Maurice Bellonte
          31700 BLAGNAC
          FRANCE

          (hereinafter referred to as the "Seller")

and

          FEDERAL EXPRESS CORPORATION a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at

          3610 Hacks Cross Road
          Memphis, TN 38125

          (hereinafter referred to as the "Buyer")

     WHEREAS, the Buyer wishes to purchase and the Seller is willing to sell Airbus A380-800F model aircraft, on the terms and conditions herein provided; and

     WHEREAS, the Seller is a sales subsidiary of Airbus, G.I.E., and will purchase the aircraft from Airbus, G.I.E., for resale to the Buyer,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

0              DEFINITIONS

               For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

               AFFILIATE - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

               AGREEMENT - this Airbus A380-800F purchase agreement, including all exhibits and appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

               AIRCRAFT - any or all of the Firm Aircraft and any or all of the Option Aircraft that have been converted to a firm order.

               AIRFRAME - any Aircraft, including its Systems and Components, but excluding the Propulsion Systems therefor.

               ANACS - Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

               ASSOCIATED CONTRACTORS - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

               (1) Airbus France S.A.S., whose principal office is at 316, route de Bayonne
                    31060 Toulouse
                    France

                    or any successor thereto

               (2) Airbus UK Ltd , whose principal office is at Warwick House
                    PO Box 87
                    Farnborough Aerospace Centre
                    Farnborough
                    Hants GU14 6YU
                    England

                    or any successor thereto

               (3) Airbus Espana S.L., whose principal office is at 404 Avenida de Aragon
                    28022 Madrid
                    Spain
                    or any successor thereto

               (4) Airbus Deutschland GmbH , whose principal office is at Kreetslag 10
                    Postfach 95 01 09
                    21111 Hamburg
                    Germany

                  or any successor thereto

               ATA SPECIFICATION 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

               ATA SPECIFICATION 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

               ATA SPECIFICATION 102 - the specification issued by the Air Transport Association of America relating to software programs.

               ATA SPECIFICATION 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

               ATA SPECIFICATION 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

               ATA SPECIFICATION 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

               ATA SPECIFICATION 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

               AVIATION AUTHORITY - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

               BALANCE OF THE FINAL CONTRACT PRICE - means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date.

               BASE PRICE - for any Aircraft, Airframe or Propulsion Systems, as more completely defined in Sub-clause 3.1 of this Agreement.

               BUYER FURNISHED EQUIPMENT (BFE) - for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

               CERTIFICATE OF AIRWORTHINESS FOR EXPORT - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

               CUSTOMER ORIGINATED CHANGES (COC) - Buyer-originated data that are introduced into Technical Data, as more completely set forth in Condition 4.1 of Letter Agreement No. 4 to this Agreement.

               [ * ]

               DELIVERY - the transfer of title to the Aircraft from the Seller to the Buyer, in accordance with Clause 9.

               DELIVERY CONDITIONS - the economic conditions prevailing at a given month and year used to determine a price, cost or amount. The economic factors used to determine such conditions are described in the price revision formulae used in this Agreement.

               DELIVERY DATE - the date on which Delivery will occur.

               DELIVERY LOCATION - the facilities of the Seller at the location of final assembly of the Aircraft, which is at Airbus France S.A.S.'s works in Toulouse, France, for the A380-800F model aircraft.

               DEVELOPMENT CHANGES - as defined in Sub-clause 2.1.3 of this Agreement.

               DGAC - the Direction Generale de l'Aviation Civile of France, or any successor thereto.

               EXCUSABLE DELAY - delay in Delivery or failure to deliver an Aircraft due to causes specified in Sub-clause 10.1 of this Agreement.

               FAA - the U.S. Federal Aviation Administration, or any successor thereto.

               FINAL CONTRACT PRICE - as defined in Sub-clause 3.2 of this Agreement.

               FIRM AIRCRAFT - any or all of the ten (10) firm A380-800F Aircraft for which the Delivery Schedule is set forth in Sub-clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               FREE CARRIER (FCA) - defined in the January 2000 edition of Publication No. 560, published by the International Chamber of Commerce.

               IN-HOUSE WARRANTY - as referred to in Sub-clause 12.1.7 of this Agreement.

               IN-HOUSE WARRANTY LABOR RATE - as defined in Sub-clause 12.1.7(v) of this Agreement.

               INITIAL PAYMENT - each of the amounts described in Sub-clause 5.3 of this Agreement.

               INTERFACE PROBLEM - as defined in Sub-clause 12.4.1 of this Agreement.

               JAA - Joint Aviation Authorities or any successor thereto.

               LIBOR - the London Interbank Offered Rate for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

               MANUFACTURER - Airbus, a "GROUPEMENT D'INTERET ECONOMIQUE" established under "ORDONNANCE" No. 67-821 dated September 23, 1967, of the Republic of France.

               OPTION AIRCRAFT - any or all of the ten (10) Aircraft on option order for which the Delivery Schedule is set forth herein, which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such Aircraft and the Propulsion Systems installed thereon upon delivery.

               PREDELIVERY PAYMENT - any of the payments made in accordance with Sub-clause 5.2.3 or 5.2.4 of this Agreement.

               PREDELIVERY PAYMENT REFERENCE PRICE - as defined in Sub-clause
               5.2.2 of this Agreement.

               PROPULSION SYSTEMS - either (i) the four (4) GE-P&W Engine Alliance GP 7277 powerplants installed on an Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by the GE-P&W Engine Alliance, or (ii) the four
               (4) Rolls-Royce Trent 977 powerplants installed on an Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of

               ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by Rolls-Royce, as appropriate.

               PROPULSION SYSTEMS PRICE REVISION FORMULA - either (i) the GE-P&W Engine Alliance Propulsion Systems price revision formula set forth in Exhibit H hereto, or (ii) the Rolls-Royce Propulsions Systems price revision formula set forth in Exhibit H hereto, as appropriate.

               READY FOR DELIVERY - [ * ]

               REFERENCE PRICE - as set forth in Sub-clause 3.1.3 of the Agreement.

               SCHEDULED DELIVERY MONTH - as defined in Sub-clause 9.1.1 of the Agreement.

               SELLER PRICE REVISION FORMULA - the Aircraft and Airframe price revision formula set forth in Exhibit G hereto.

               SERVICE LIFE POLICY - as referred to in Sub-clause 12.2 of this Agreement.

               SPECIFICATION - the Buyer's Customized Aircraft Specification.

               SPECIFICATION CHANGE NOTICE (SCN) - an agreement in writing between the Seller and the Buyer amending the Standard Specification pursuant to Clause 2.

               STANDARD SPECIFICATION - the A380-800F Standard Specification Document Number L.000.0F000, Issue 3, published on January 30, 2002 annexed as Exhibit A hereto, which includes an MTOW of [ * ], an MLW of [ * ], an MZFW of [ * ], and [ * ].

               SUPPLIER - any supplier of Supplier Parts.

               SUPPLIER PART - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

               SUPPLIER PRODUCT SUPPORT AGREEMENT - an agreement between the Seller and a Supplier containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

               TERMINATION EVENT - as defined in Sub-clause 21.1 of this Agreement.

               TRAINING CONFERENCE - as defined in Sub-clause 16.4.1 of this Agreement.

               WARRANTED PART - as defined in Sub-clause 12.1.1 of this Agreement.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               WARRANTY CLAIM - as defined in Sub-clause 12.1.6(v) of this Agreement.

               WORKING DAY - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

               The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

               Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

1              SALE AND PURCHASE

               The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take Delivery of, the Aircraft at the Delivery Location, subject to the terms and conditions in this Agreement.

2              SPECIFICATION

2.1            SPECIFICATION DOCUMENTS

2.1.1 The Aircraft will be manufactured in accordance with the Standard Specification as may be amended by any Letter Agreement.

2.1.2          SPECIFICATION CHANGE NOTICE

               The Standard Specification may be further amended by written agreement between the parties in an SCN. Each SCN will be substantially in the form set out in Exhibit B hereto and will set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of Delivery of the Aircraft and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.1.3          DEVELOPMENT CHANGES

               The Specification may also be amended by the Seller without the Buyer's consent when changes to be incorporated in the Specification are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay or ensure compliance with this Agreement and which do not increase the price, adversely affect the Delivery, overall dimensions, customized configuration, guaranteed weight, loadability, maintainability or performance of the Aircraft, or adversely change the interchangeability or replaceability requirements under the Specification or the Specification itself (hereinafter called "Development Changes"). The Seller will notify the Buyer of material Development Changes prior to incorporation (if reasonably practicable). It is understood, however, that the Buyer will have no right to prevent incorporation of any Development Change by the Manufacturer. Such Development Changes will be introduced into the Standard Specification by means of revisions to the Standard Specification. In any other case, the Seller shall submit to the Buyer a Manufacturer Specification Change Notice ("MSCN") for the Buyer's approval. Such individual MSCNs [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.1.4          REQUEST FOR CHANGE

               In the event that the Buyer files an "RFC" (Request for Change) with the Seller and the RFC [ * ] In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request [ * ]

2.2            CUSTOMIZATION MILESTONES CHART

               The Seller has provided the Buyer with a Customization Milestone Chart which is attached hereto as Appendix 2 to Exhibit A for, information only, and may be revised from time to time. The Customization Milestones Chart states the lead times before Delivery needed for agreeing on items requested by the Buyer from the Specification Changes Catalogs made available by the Seller.

2.3            PROPULSION SYSTEMS

               The Airframe shall be equipped with one (1) set of Propulsion Systems.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3              PRICE

3.1            BASE PRICE OF THE AIRCRAFT

3.1.1          The Base Price of each Aircraft is the sum of:

               (i)       the Base Price of the Airframe of the Aircraft, and

               (ii) the Base Price of the Propulsion Systems for the Aircraft as set forth in Sub-clause 3.1.3.1 or Sub-clause 3.1.3.2, as appropriate.

3.1.2          BASE PRICE OF THE AIRFRAME

               The Base Price of the Airframe of the Aircraft is the sum of the Base Prices set forth below in (i) and (ii):

               (i) the Base Price of the Standard Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), which, at Delivery Conditions prevailing in January 2000, is:

                         [ * ]

               (ii) the Base Price of the SCNs covering options selected by the Buyer and included in Appendix 1 to Exhibit A at the date of execution of this Agreement, which, at Delivery Conditions prevailing in January 2000, is:

                         [ * ]

3.1.3          BASE PRICE OF THE PROPULSION SYSTEMS

3.1.3.1 The Base Price of the GE-P&W Engine Alliance GP 7277 Propulsion Systems, at Delivery Conditions prevailing in January 2000, is:

               [ * ]

               Said Base Price has been calculated from the reference price indicated by GE-P&W Engine Alliance of [ * ] in accordance with Delivery Conditions prevailing in January 2001 (the "EA Reference Price").

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.1.3.2 The Base Price of the Rolls-Royce Trent 977 Propulsion Systems, at Delivery Conditions prevailing in January 2000, is [ * ]

                         [ * ]

                         Said Base Price has been calculated from the reference price indicated by Rolls Royce Trent 977 of [ * ] in accordance with Delivery Conditions prevailing in January 2000 (the "R-R Reference Price").

3.2            FINAL CONTRACT PRICE

               The Final Contract Price of the Aircraft will be the sum of:

               (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula;

               (ii) the price of any SCNs for the Aircraft entered into after the date of execution of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula;

               (iii) the EA Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the Delivery Date in accordance with the Propulsion Systems Price Revision Formula;

                         or

                         the R-R Reference Price of the of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the Delivery Date in accordance with the Propulsion Systems Price Revision Formula, as applicable; and

               (iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4              PRICE REVISION

4.1            SELLER PRICE REVISION FORMULA

               The Base Price of the Airframe and SCNs are subject to revision up to and including the Delivery Date of the applicable Aircraft, in accordance with the Seller Price Revision Formula.

4.2            PROPULSION SYSTEMS PRICE REVISION

               The Reference Price of the Propulsion Systems in Sub-clause
               3.1.3.1 or 3.1.3.2 will be revised to the Delivery Date of the Aircraft on which the Propulsion Systems are installed, in accordance with the appropriate Propulsion Systems Price Revision Formula.

4.3 MODIFICATION OF PROPULSION SYSTEMS REFERENCE PRICE AND PROPULSION SYSTEMS PRICE REVISION FORMULA

               The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems manufacturer and are subject to amendment by the Propulsion Systems manufacturer at any time prior to the Delivery Date. If the Propulsion Systems manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement, and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula will be adjusted accordingly. In particular, changes may reflect evolution in the Propulsion Systems characteristics and/or finalization of an agreement thereupon between the Seller and/or the Manufacturer and the Propulsion Systems manufacturer. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems manufacturer.

5              PAYMENT TERMS

5.1 The Buyer will pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to Credit Lyonnais, [ * ] for transfer by Credit Lyonnais to the Seller's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account as may be designated by the Seller.

5.2            PREDELIVERY PAYMENTS

5.2.1 Predelivery Payments are [ * ] and will be paid by the Buyer to the Seller for each Aircraft. [ * ] Predelivery Payment Reference Price of the Aircraft defined below in Sub-clause 5.2.2.

5.2.2 The Buyer will pay Predelivery Payments to the Seller calculated on the Predelivery Payment Reference Price of each Aircraft. The Predelivery Payment Reference Price is defined as:

               A =       Pb (1 + 0.04N)

               where

               A = the Predelivery Payment Reference Price for Aircraft to be delivered in calendar year T.

               Pb = the Base Price of the Aircraft as defined in Clause 3 above.

               N =       (T - 2000).

               T =       the year of Delivery of the relevant Aircraft.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.2.3 Predelivery Payments will be paid according to the following schedule.

                                      [ * ]

5.2.4          SCN PREDELIVERY PAYMENTS

               The Seller will be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement.

               (i) For each SCN executed before the first day of the [ * ] month before the Scheduled Delivery Month, this Predelivery Payment [ * ].

               (ii) For each SCN executed after the first day of the [ * ] month before the Scheduled Delivery Month, this Predelivery Payment will amount to [ * ] of the SCN price. These payments will be paid on the first day of the month following signature of the SCN.

5.3            INITIAL PAYMENT

               The Seller acknowledges that it has already received from the Buyer the sum of [ * ], which represents an initial payment of [ * ] for each Firm Aircraft and of [ * ] for each Option Aircraft. The Initial Payment paid with respect to each particular Aircraft will be credited [ * ] against the first Predelivery Payment for such Aircraft.

5.4            PAYMENT OF THE BALANCE OF THE FINAL CONTRACT PRICE

               Concurrently with the Delivery of each Aircraft, the Buyer will pay to the Seller the Balance of the Final Contract Price for such Aircraft. The Seller's receipt of the full amount of all Predelivery Payments and of the Balance of the Final

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               Contract Price, including any amounts due under Sub-clause 5.6, will be a condition precedent to the Seller's obligation to deliver such Aircraft.

5.5            PAYMENT OF OTHER AMOUNTS

5.5.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Sub-clauses 5.2 and 5.4 above will be paid by the Buyer concurrently with the Delivery of the corresponding Aircraft or, if the Seller elects to invoice such amounts after Delivery of such Aircraft, within one (1) month after the invoice date.

5.5.2 Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application.

5.6            OVERDUE PAYMENTS

5.6.1 If any payment due the Seller is not received by the Seller on the date or dates agreed on between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller, on receipt of such claim, interest at the rate of one and one-half percent (1.5%) per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.7            PROPRIETARY INTEREST

               Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.8            PAYMENT IN FULL

               Except as otherwise provided in this Agreement, the Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person, and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that, if the Buyer is compelled by law to make any such deduction or withholding, the Buyer will pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding (unless such mandatory withholding is a Tax which is the Seller's obligation under the provisions of Letter Agreement No. 16 and the Buyer has given reasonable prior notice to the Seller of its intention of making such a withholding).

6              INSPECTION AND THE BUYER'S LOCAL OFFICE

6.1            INSPECTION PROCEDURES

6.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will, at all reasonable times during business hours, be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed to with the Buyer before any inspection. The Seller and the Associated Contractors will create a website and will update, on a weekly basis, the production schedule of each major component of the Aircraft, lists of all production concessions against the Aircraft and any other relevant technical data and the timeframes for inspections, allowing the Buyer's representatives adequate planning and travel time from Toulouse to perform inspections which may be required by the Buyer.

6.1.2 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyer and its said representatives will be performed in such a manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

6.2            REPRESENTATIVES AND BUYER'S LOCAL OFFICE

6.2.1 For the purposes of Sub-clause 6.1 above, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller will furnish free-of-charge adequate secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period (the "Buyer's Local Office").
               [ * ] suitable office space to accommodate up to four (4) [ * ] representatives of the Buyer, and conveniently located to the Buyer's Local Office, will be provided during the Delivery phase of each Aircraft [ * ]. The Seller will provide telecommunications facilities for business calls [ * ]. All other telephone charges may be invoiced [ * ].

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.2.2          The Seller will [ * ]

6.2.3          The Seller will [ * ]

6.2.4          [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7              CERTIFICATION

               Except as set forth in this Clause 7, the Seller will not be required to obtain any other certificate or approval with respect to the Aircraft.

7.1            TYPE CERTIFICATION

               Prior to the Delivery of the first Aircraft, the Seller will obtain or cause to be obtained a U.S. FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Part 25 of the U.S. Federal Aviation Regulations

7.2            CERTIFICATE OF AIRWORTHINESS FOR EXPORT

7.2.1 Subject to the provisions of Sub-clause 7.3, each Aircraft will be delivered to the Buyer with the Certificate of Airworthiness for Export issued by the DGAC [ * ]

7.2.2 At Delivery of the first Aircraft (or of the subsequent Aircraft, if so required), the Seller will [ * ]

7.3            SPECIFICATION CHANGES BEFORE DELIVERY

7.3.1 If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made prior to Delivery of any Aircraft in order to enable the Seller to obtain the Certificate of Airworthiness for Export for such Aircraft referred to in Sub-clause 7.2 [ * ] (a "Change in Law"), the Seller will make the required change or modification to the Aircraft. For each such change, the parties will sign an SCN specifying the effect,

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               if any, of such change on design, performance, weight, balance, time of Delivery, shear and running loads, if applicable, Buyer Furnished Equipment, price of each Aircraft affected thereby and interchangeability or replaceability of parts. If the Delivery of any Aircraft is delayed by reason of such change, the Delivery Date of such Aircraft as provided in Sub-clause 9.1 will be extended to the extent of such delay.

7.3.2.1 The cost of implementing the modifications referred to in Sub-clause 7.3.1 above will be [ * ]

7.3.3 The Seller shall, as far as practicable, take into account the information available to it concerning any proposed Change in Law in order to minimize the costs of changes which may appear necessary to obtain the Certificate of Airworthiness for Export.

7.4            SPECIFICATION CHANGES AFTER DELIVERY

               Sub-clause 7.3 will not require the Seller to make any changes or modifications to any Aircraft or to make any payments or to take any other action with respect to any Aircraft delivered to the Buyer prior to the time any law or regulation referred to in Sub-clause 7.3 becomes effective and is to be complied with. Any such changes or modifications made to an Aircraft after its Delivery to the Buyer will be at the expense of the Buyer. The above provision [ * ] to Clause 12 of this Agreement.

7.5            [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8              THE BUYER'S ACCEPTANCE

8.1 The Buyer and the Seller will mutually agree on an acceptance procedure (the "Technical Acceptance Process"). The Seller, or any affiliate thereof, acting as the Seller's designee will [ * ]. The Buyer will send its representatives to the Delivery Location and will cooperate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within [ * ] Working Days after commencement. The Technical Acceptance Process will take place at the Delivery Location (or at such other facilities of the Associated Contractors or any affiliates thereof as the Seller may specify) and will be carried out by the personnel of the Manufacturer [ * ]. The successful completion of such Acceptance Procedure will be deemed to demonstrate compliance with the Specification.

               If the Buyer is not present at the Delivery Location to attend the Technical Acceptance Process on the date notified to the Buyer, and if, pursuant to a five (5) Working Days' notice to attend the Technical Acceptance Process sent by the Seller to the Buyer, the Buyer is still not present at the Delivery Location, then such failure to attend (except for reasons beyond Buyer's control) or to cooperate will be deemed a Termination Event under Sub-clause 21.1 of this Agreement. In addition to the remedies given to the Seller under Sub-clause 21.1.2, the Buyer will reimburse the Seller's cost of parking, storage and insurance of the Aircraft until the earlier of (i) actual commencement of the Technical Acceptance Process or (ii) termination of the Agreement. Should it be established, from the Technical Acceptance Process, that the Technical Acceptance Process for an Aircraft was not successfully completed, or that there is a defect, the Seller will, without hindrance from the Buyer, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for a new Technical Acceptance Process to demonstrate the elimination of the hindrance to successful completion of the Technical Acceptance Process or defect, such Acceptance Procedure to be held and carried out in accordance with Sub-clause 8.1, [ * ], including taxes, duties or imposts as described in Letter Agreement No. 16 of even date herewith.

8.2 Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "Certificate of Acceptance") hereto.

8.3 The Seller will be entitled to use, without payment or other liability, each Aircraft prior to its Delivery as may be necessary to obtain the certificates required under Clause 7 hereof for the Buyer, and such use will not affect the Buyer's obligation to accept Delivery of any Aircraft hereunder or be deemed to constitute such Aircraft as other than "new" for any purposes of this Agreement. [ * ]

               Such use will not affect the Buyer's obligation to accept Delivery of any Aircraft hereunder nor the Seller's obligation to deliver such Aircraft in compliance with Sub-clause 8.1 of this Agreement. [ * ]

8.4 Upon acceptance of Delivery of each Aircraft, the Buyer waives any right, under the Uniform Commercial Code or otherwise, to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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9              DELIVERY

9.1            DELIVERY SCHEDULE

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a "Scheduled Delivery Month").

               FIRM AIRCRAFT NO.                  MONTH/YEAR OF DELIVERY
               -----------------                  ----------------------
               1                                  [ * ]

               2                                  [ * ]

               3                                  [ * ]

               4                                  [ * ]

               5                                  [ * ]

               6                                  [ * ]

               7                                  [ * ]

               8                                  [ * ]

               9                                  [ * ]

               10                                 [ * ]

               OPTION AIRCRAFT NO.                MONTH/YEAR OF DELIVERY
               -------------------                ----------------------
               11                                 [ * ]

               12                                 [ * ]

               13                                 [ * ]

               14                                 [ * ]

               15                                 [ * ]

               16                                 [ * ]

               17                                 [ * ]

               18                                 [ * ]

               19                                 [ * ]

               20                                 [ * ]

9.1.2 The Seller will give the Buyer at least [ * ] days' written notice of the anticipated date on which the Aircraft will be Ready for Delivery. Not later than [ * ] days prior to such date notified to the Buyer, the Seller will confirm to the Buyer that such anticipated Delivery Date is firm. Thereafter the Seller will notify the Buyer of any change in such date necessitated by the conditions

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               of manufacture or flight and confirm a new date which will be no more than [ * ] Working Days in France later nor [ * ] Working Days in France earlier, than the originally scheduled date.

9.1.3          [ * ]

9.2            DELIVERY

9.2.1 The Buyer will send its representatives to the Delivery Location to take Delivery within five (5) days after the date on which the Aircraft is Ready for Delivery.

9.2.2 The Seller will transfer title to the Aircraft to the Buyer free and clear of all encumbrances, provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Sub-clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Sub-clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E hereto and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Title to, property interest in and risk of loss or damage to the Aircraft will be transferred to the Buyer on Delivery.

9.2.3          Should the Buyer fail to

               (i) deliver the signed Certificate of Acceptance upon the successful completion of the Technical Acceptance process described in Clause 8 hereof to the Seller on or before the Delivery Date, or

               (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller more than five (5) days after the Delivery Date,

               then the Buyer will be deemed to have rejected Delivery without warrant when the Aircraft was duly tendered to the Buyer hereunder. In the event the Buyer rejects the Aircraft as set forth herein, then the Buyer will, on demand, reimburse the Seller for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance, taxes) sustained by the Seller and resulting from any such delay or failure. The rights of the Seller under this Sub-clause 9.2.3 will not limit the Seller's other rights and remedies under this Agreement.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.3            FLYAWAY

9.3.1 The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10             EXCUSABLE DELAY AND TOTAL LOSS

10.1           SCOPE OF EXCUSABLE DELAY

               Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in Delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence ("Excusable Delay"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts except where such failure is caused by the fault or negligence of the Seller, the Manufacturer or an Associated Contractor; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in Delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2.1.1       CONSEQUENCES OF EXCUSABLE DELAY

10.2.1         If an Excusable Delay occurs, the Seller will

               (i) notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

               (ii) not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

               (iii) not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

               (iv) as soon as practicable after the removal of the cause of the delay, resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3           TERMINATION ON EXCUSABLE DELAY

10.3.1 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [ * ] after the last day of the Scheduled Delivery Month, then the Buyer may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the Seller within thirty (30) days after the expiration of such [ * ] period. In the event such delay continues for an additional [ * ] after the expiration of such [ * ] period, either party will have the option to terminate this Agreement with respect to the Aircraft so affected upon notice to the other within thirty (30) days after the end of such additional [ * ] period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay is caused primarily by the gross negligence or willful misconduct of the Buyer. Termination in accordance with this Sub-clause 10.3.1 will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, [ * ]

10.3.2 In the event that the Seller notifies the Buyer of a revised Scheduled Delivery Month pursuant to Sub-clause 10.2(iv), in respect of a delay in Delivery of an Aircraft of more than [ * ] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty (30) days after the Buyer's receipt of the notice of a revised Scheduled Delivery Month.

10.3.3         If this Agreement is not terminated under the terms of Sub-clause
               10.3.1 or 10.3.2 above, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30)-day period referred to in Sub-clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Sub-clause 9.1.1 of the Agreement.

10.4           TOTAL LOSS: LOST, DESTROYED OR DAMAGED AIRCRAFT

               If, before Delivery thereof, in the reasonable opinion of the Seller, an Aircraft is lost, destroyed or damaged beyond economic repair ("Total Loss"), then the Seller will notify the Buyer to this effect as soon as reasonably possible but in no event later than thirty (30) days after such occurrence. The Seller will include in its notice, or as soon after the notice as possible, the earliest date that an aircraft to

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               replace the Aircraft may be delivered to the Buyer consistent with the Seller's other commitments and production capabilities. The notice will also state a revised Scheduled Delivery Month for the replacement aircraft. Notwithstanding the foregoing, the Buyer will have the right to terminate this Agreement with respect to such Aircraft unless

               (i) the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice, and

               (ii) the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

               Notwithstanding the above, nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of the Manufacturer's production line for the model or series of aircraft that includes the Aircraft. [ * ]

10.5           TERMINATION RIGHTS EXCLUSIVE

               In the event that this Agreement is terminated as provided for under the terms of Sub-clause 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft (except for the payment obligations as set forth therein) and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party will have any claim against the other for any loss resulting from such nondelivery. The Seller will in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

10.6           REMEDIES

               THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED PRIMARILY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER OR ITS REPRESENTATIVES.

10.7           [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11             INEXCUSABLE DELAY

11.1           LIQUIDATED DAMAGES

               Should an Aircraft not be Ready for Delivery to the Buyer within thirty (30) days after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10 or Sub-clause 21.1.2) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an "Inexcusable Delay." In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [ * ] for each day of delay in the Delivery, starting thirty-one (31) days after the last day of the Scheduled Delivery Month.

               The amount of liquidated damages will in no event exceed the total of [ * ] in respect of any one (1) Aircraft.

11.2           RENEGOTIATION

               If as a result of an Inexcusable Delay, Delivery does not occur within six (6) months after the Delivery Period, the Buyer will have the right, exercisable by written notice to the Seller and given between fifteen (15) days and one (1) month after the six
               (6) months, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer's right to receive liquidated damages in accordance with Sub-clause 11.1 during the period of Inexcusable Delay.

11.3           TERMINATION

               If as a result of an Inexcusable Delay, Delivery does not occur within six (6) months after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Sub-clause 11.2, then the Buyer will have the further right exercisable by written notice to the Seller and given between one (1) and two
               (2) months after the six (6) months, to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11.4           [ * ]

11.5           REMEDIES

               THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12             WARRANTIES AND SERVICE LIFE POLICY

               The Seller represents and warrants that the Manufacturer has provided to the Seller the following Warranty, Service Life Policy, Supplier Warranties and Interface Commitment with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

               It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

12.1           WARRANTY

12.1.1         NATURE OF WARRANTY

               Subject to the limitations and conditions as hereinafter provided, and except as provided in Sub-clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will be, at the time of Aircraft Delivery, free from defects:

               (i)       in material;

               (ii) in workmanship, including, without limitation, processes of manufacture;

               (iii) in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design; and

               (iv) arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

               For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery and (a) which is manufactured to the detail design of the Seller or a subcontractor of the Seller and (b) which bears a part number of the Seller at the time of Delivery.

12.1.2         EXCEPTIONS

               The warranties set forth in Sub-clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

               (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Sub-clause 12.1 and be covered by the warranty set forth in Sub-clause 12.1.1(ii), and

               (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Sub-clause 12.1 and be covered by the warranty set forth in Sub-clause 12.1.1(iii).

12.1.3         WARRANTY PERIODS

               The warranties described in Sub-clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [ * ] months after Delivery of the affected Aircraft (the "Warranty Period").

12.1.4         LIMITATIONS OF WARRANTY

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Sub-clauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part. Alternatively, the Seller may, at its option, furnish a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.1.4.2 In the event that the Seller corrects a defect covered by Sub-clause 12.1.1(iii) that becomes apparent within the applicable period set forth in Sub-clause 12.1.3 and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller will not be responsible nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3 In addition to the remedies set forth in Sub-clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs spent by the Buyer in performing the first of the following:

               (i) inspections of the Aircraft to determine whether a defect exists in any Warranted Part within the Warranty Period; or

               (ii) inspections of the Aircraft continued until the corrective technical solution removing the need for the inspection is provided by the Seller.

               The above commitment is subject to the following conditions:

               (i) such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

               (ii) the inspection is performed outside of a scheduled maintenance check as recommended by the Seller's Maintenance Planning Document;

               (iii) the Buyer will not be reimbursed for any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed,

               (iv) the labor rate for the reimbursements will be the labor rate defined in Sub-clause 12.1.7, and

               (v) the hours used to determine such reimbursement shall not exceed the Seller's estimate of the hours required by the Buyer for such inspections.

12.1.5         WARRANTY CLAIM REQUIREMENTS

               The Buyer's remedy and the Seller's obligation and liability under this Sub-clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

               (i)       the defect becomes apparent within the Warranty Period;

               (ii) the Buyer's submits to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Sub-clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Sub-clause 12.1.10 or from any act or omission of any third party;

               (iii) the Buyer returns, as soon as practicable, the Warranted Part claimed to be defective to the repair facilities designated by the Seller, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Sub-clause 12.1.7; and

               (iv) the Seller's receives a "Warranty Claim" complying with the provisions of Sub-clause 12.1.6 below.

12.1.6         WARRANTY ADMINISTRATION

               The warranties set forth in Sub-clause 12.1 will be administered as hereinafter provided:

               (i)       CLAIM DETERMINATION

                         Warranty Claim determination by the Seller will be reasonably based on the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

               (ii)      TRANSPORTATION COSTS

                         Transportation costs associated with the sending of a defective Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer.

               (iii)     RETURN OF AN AIRCRAFT

                         In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and, without prejudice to Seller's rights hereunder, to repair such Aircraft either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities will be at the Buyer's expense.

               (iv)      ON-AIRCRAFT WORK BY THE SELLER

                         In the event that either (a) the Seller determines that a defect subject to this Sub-clause 12.1 warrants the dispatch by the Seller of a working team to the Buyer's facilities to repair or correct such defect through implementation of one (1) or more Seller's Service Bulletins, or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then the labor costs for such on-Aircraft work will be borne by the Seller at the labor rate defined in Sub-clause 12.1.7.

                         All expenses related to such repair or correction, including, but not limited to, travel and living expenses, in excess of the labor costs as defined above, incurred in performing such repair or correction, will be borne by the Buyer.

                         On-Aircraft work by the Seller will be undertaken only if, in the opinion of the Seller, the work requires the technical expertise of the Seller as the Manufacturer of the Aircraft. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

               (v)       WARRANTY CLAIM SUBSTANTIATION

                         For each claim under this Sub-clause 12.1, the Buyer will give written notice to the Seller that contains at least the data listed below with respect to a part or an Aircraft, as applicable ("Warranty Claim"). The Buyer will make such Warranty Claim within sixty (60) days of discovering the defect giving rise to such Warranty Claim. Each Warranty Claim will include the following:

                         (a) Description of the defect and action taken, if any.

                         (b)  Date of the incident and/or of removal.

                         (c)  Description of the defective part.

                         (d)  Part number.

                         (e)  Serial number (if applicable).

                         (f) Position on the Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are to be defined pursuant to Condition 4 and Exhibit F of Letter Agreement No. 4 to this Agreement), as applicable.

                         (g) Total flying hours or calendar times, as applicable, at the date of appearance of the defect.

                         (h) Time since last shop visit at the date of defect appearance.

                         (i) Manufacturer's serial number (MSN) of the Aircraft and/or its registration number.

                         (j) Aircraft total flying hours and/or number of landings at the date of defect appearance.

                         (k)  Claim number.

                         (l)  Date of claim.

                         (m) Date of Delivery of the Aircraft or part to the Buyer.

                         Warranty Claims are to be addressed as follows:

                         AIRBUS
                         CUSTOMER SERVICES DIRECTORATE
                         WARRANTY ADMINISTRATION
                         ROND-POINT MAURICE BELLONTE
                         B.P. 33
                         F-31707 BLAGNAC CEDEX
                         FRANCE

               (vi)      REPLACEMENTS

                         Replacements made pursuant to this Sub-clause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price Catalog. Replaced components, equipment, accessories or parts will become the Seller's property.

                         Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and
                         (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Sub-clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

               (vii)     REJECTION

                         The Seller will provide reasonable written substantiation in case of rejection of a claim. The Buyer will (a) pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected claim, and (b) pay the costs of transportation to the ANACS Center in Ashburn, VA, insurance and any other costs associated with the sending or return of any Warranted Part or any other item, equipment, component or part for which the Seller rejects the Buyer's warranty claim.

               (viii)    INSPECTION

                         The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Sub-clause 12.1.

12.1.7         IN-HOUSE WARRANTY

               (i)       AUTHORIZATION

                         The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Sub-clause 12.1.7 ("In-house Warranty"). When the estimated cost of an In-house Warranty repair exceeds
                         [ * ], the Buyer will notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced. The Buyer's notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

               (ii)      CONDITIONS OF AUTHORIZATION

                         The Buyer will be entitled to the benefits under this Sub-clause 12.1.7 for repair of Warranted Parts:

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                         (a) only if adequate facilities and qualified personnel are available to the Buyer;

                         (b) provided that repairs are to be performed in accordance with the Seller's written instructions set forth in applicable technical data; and

                         (c) only to the extent specified by the Seller, or, in the absence of the Seller's specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Sub-clause 12.1.10.

               (iii)     THE SELLER'S RIGHTS

                         The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Sub-clause 12.1.6(ii), if, in the judgment of the Seller, the nature of the defect requires technical investigation.

                         The Seller will further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

               (iv)      IN-HOUSE WARRANTY CLAIM SUBSTANTIATION

                         Claims for In-house Warranty credit will be filed within the time period set forth in, and will contain the same information required in Warranty Claims under, Sub-clause 12.1.6(v) and, in addition, will include:

                         (a) a report of technical findings with respect to the defect;

                         (b)  for parts required to remedy the defect:

                              -  part numbers,
                              -  serial numbers (if applicable),
                              -  description of the parts,
                              -  quantity of parts,
                              -  unit price of parts,
                              - related Seller's or third party's invoices (if applicable),
                              -  total price of parts;

                         (c)  detailed number of labor hours;

                         (d) In-house Warranty Labor Rate (defined below in Sub-clause 12.1.7(v)(b)); and

                         (e)  total claim value.

               (v)       CREDIT

                         The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below:

                         (a) To determine direct labor costs, only the hours spent on disassembly, inspection, repair, reassembly and final inspection and test (including flight tests, if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part as well as for removal and installation of the Warranted Part, will not be included.

                         (b) The hours counted as set forth above will be multiplied by an agreed-to labor rate, the labor rate representing the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair, of [ * ] at economic conditions prevailing in January 2000 (the "In-house Warranty Labor Rate"). The In-house Warranty Labor Rate is subject to adjustment annually by multiplying it by the ratio HEn/HEb. For the purposes of this Sub-clause 12.1.7(v) only, HEn is equal to the Labor Index defined in Exhibit G hereto for January of the year in which the hours are spent and HEb is equal to such Labor Index for January 2000.

                         (c) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

               (vi)      LIMITATION ON CREDIT

                         The Buyer will in no event be credited for repair costs (labor and material) for any Warranted Part to the extent that such costs exceed (a) [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                         of the Seller's current catalog price for a replacement of such defective Warranted Part, or (b) repair costs (labor and material) that would have resulted if repairs had been carried out at the Seller's facilities. The Seller will substantiate these costs in writing on reasonable request by the Buyer and when the repair costs (labor and material) exceed [ * ], unless the repair has been previously approved by the Seller in accordance with Sub-clause 12.1.7(ii).

               (vii)     SCRAPPED MATERIAL

                         The Buyer may, with the agreement of the Seller's Resident Customer Support Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                         If the Buyer does not obtain the agreement of the Seller's Resident Customer Support Representative to scrap a Warranted Part defective beyond economic repair, then the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred twenty
                         (120) days after the date of completion of repair or sixty (60) days after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect.

                         Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Sub-clause 12.1.

               (viii)    DISCLAIMER OF THE SELLER'S LIABILITY FOR THE BUYER'S
                         REPAIR

                         THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS SUB-CLAUSE
                         12.1.7 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUB-CLAUSE 12.1.7, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.1.8         WARRANTY TRANSFERABILITY

               The warranties provided for in this Sub-clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9         WARRANTY FOR CORRECTED, REPLACEMENT OR REPAIRED WARRANTED PARTS

               Whenever any Warranted Part that contains a defect for which the Seller is liable under Sub-clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected or repaired Warranted Part and, for a replacement Warranted Part, 48 months (forty-eight) from Delivery to the Buyer. In addition, the repair of a Warranted Part will be warranted for twelve (12) months from Delivery to the Buyer of the applicable repaired Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Sub-clause 12.1 in respect of the affected Warranted Part.

12.1.10        GOOD AIRLINE OPERATION - NORMAL WEAR AND TEAR

               The Buyer's rights under this Sub-clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

               The Seller's liability under this Sub-clause 12.1 will not extend to normal wear and tear or to:

               (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery by any party in a manner other than that approved by the Seller;

               (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

               (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

12.2           SELLER SERVICE LIFE POLICY

12.2.1         SCOPE AND DEFINITIONS

               In addition to the warranties set forth in Sub-clause 12.1 above, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Sub-clause 12.2.4, the provisions of this Sub-clause 12.2 will apply.

               For the purposes of this Sub-clause 12.2, the following definitions will apply:

               (i) "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit C hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Sub-clause 12.2.2.

               (ii) "Failure" means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force, and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis.

12.2.2         PERIODS AND THE SELLER'S UNDERTAKING

               Subject to the general conditions and limitations set forth in Sub-clause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item is installed has completed [ * ] flying hours or [ * ] flight cycles or within [ * ] years after the Delivery of the applicable Aircraft to the Buyer, whichever occurs first, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller-designed standard parts, but excluding industry standard parts); or

12.2.2.2       replace such Item.

12.2.3         THE SELLER'S PARTICIPATION IN THE COST

               Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               Seller's financial participation, which will be determined in accordance with the following formula:

                        C (N - T)
                       -----------
               P =          N

               where

               P =       financial participation of the Seller,

               C = the Seller's then-current sales price for the required Item or required Seller designed parts,

               and;

               (i)       T =  total flying time in hours since Delivery of the
                              particular Aircraft in which the Item subject to a Failure was originally installed, and;
                         N =  [ * ] flying hours,

               Or;

               (ii)      T =  total number of flight cycles since Delivery that
                              have been accumulated by the particular Aircraft in which the Item subject to a Failure was originally installed,

               and;

                         N =  [ * ] flight cycles,

               Or;

               (iii)     T =  total time in months since  Delivery of the
                              particular Aircraft in which the Item subject to a Failure was originally installed,

               and;

                         N =  [ * ] months.

               whichever of the foregoing Sub-clauses (i), (ii) and (iii) yields the lowest ratio of:

                         N - T
                         -----
                           N

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.2.4         GENERAL CONDITIONS AND LIMITATIONS

12.2.4.1 Notwithstanding Sub-clause 12.2.3, the undertakings given in this Sub-clause 12.2 will not be valid during the Warranty Period applicable to an Item under Sub-clause 12.1.3.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

               (i) The Buyer will maintain log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Sub-clause 12.2.3 above.

               (ii) The Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

               (iii) The conditions of Sub-clause 12.1.10 will have been complied with.

               (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established, from time to time, by the Seller. Such programs will be, to the extent possible, compatible with the Buyer's operational requirements and will be carried out at the Buyer's expense. Reports relating thereto will be regularly furnished to the Seller.

               (v) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within ninety
                         (90) days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Sub-clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Sub-clause 12.1.6.

12.2.4.4 In the event that the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro-rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Sub-clause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUB-CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUB-CLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER, OR BY VIRTUE OF, THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUB-CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUB-CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER, OR BY VIRTUE OF, THIS SERVICE LIFE POLICY.

12.2.5         TRANSFERABILITY

               The Buyer's rights under this Sub-clause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated, by operation of law or otherwise, without the Seller's prior written consent.

                    Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3           SUPPLIER WARRANTIES

12.3.1         THE SELLER'S SUPPORT

               Prior to Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2         SUPPLIER'S DEFAULT

12.3.2.1 In the event that any Supplier under any standard warranty obtained by the Seller pursuant to Sub-clause 12.3.1 hereof defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Sub-clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part except that, for obligations covered under Sub-clause 12.1, the shorter of (i) the Supplier's warranty period indicated in the Supplier Product Support Agreements manual, and (ii) the Seller's warranty period indicated in Sub-clause 12.1.3 of this Agreement will apply.

12.3.2.2 In the event that any Supplier under any Supplier service life policy obtained by the Seller pursuant to Sub-clause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Sub-clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit C hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Supplier, with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4           INTERFACE COMMITMENT

12.4.1         INTERFACE PROBLEM

                    If the Buyer experiences any technical problem in the
               operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one
               (1) or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to, or caused by, any act or omission of the Buyer in its performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2         THE SELLER'S RESPONSIBILITY

               If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Sub-clause 12.1.

12.4.3         THE SUPPLIER'S RESPONSIBILITY

               If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4         JOINT RESPONSIBILITY

               If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then-existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5         GENERAL

12.4.5.1 All requests under this Sub-clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2 Except as specifically set forth in this Sub-clause 12.4, this Sub-clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

               All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Sub-clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Sub-clause 22.5.

12.5           EXCLUSIVITY OF WARRANTIES

               THIS CLAUSE 12 (INCLUDING ITS SUB-PROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

               THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

               (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

               (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

               (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

               (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

               (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY; AND/OR

               (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                    (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (c)  LOSS OF PROFITS AND/OR REVENUES; AND/OR

                    (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

                    THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED, EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6           DUPLICATE REMEDIES

               The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

UNQUOTE

               In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

               THIS CLAUSE 12 (INCLUDING ITS SUB-PROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

               THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

               (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

               (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

               (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

               (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

               (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY; AND/OR

               (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                    (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (c)  LOSS OF PROFITS AND/OR REVENUES; AND/OR

                    (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

               THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

               The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7           NEGOTIATED AGREEMENT

                    The Buyer specifically recognizes that:

                    (i) the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of, and maintenance provider with respect to, aircraft used in public transportation and, as such, is a professional within the same industry as the Seller;

                    (ii) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

                    (iii) the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Sub-clause 12.5.

13             [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

14             INTENTIONALLY DELETED

15             INTENTIONALLY DELETED

16             TRAINING AND COMPUTER-BASED TRAINING AIDS

16.1.          GENERAL

               This Clause covers the terms and conditions for the supply of training and Computer-Based Training ("CBT") aids for the Buyer's personnel to support the Aircraft operation.

16.2.          SCOPE

16.2.1 The range and quantities of training and CBT aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller shall arrange availability of such training and CBT aids to be delivered in accordance with the plan developed and agreed to at the initial Training Conference to be held no later than one hundred twenty (120) days after the execution of this Agreement.

16.2.2 The contractual training courses, defined in Appendix A to this Clause 16, will be provided up to [ * ] after Delivery of the last Aircraft. [ * ]

16.2.3 In the event that the Buyer should use none or only part of the training to be provided pursuant to this Clause, the Seller shall compensate the Buyer with training credits applicable to catalog training courses available on other Airbus products for a period of [ * ] after Delivery of the last Aircraft. In the event that the Buyer does not take any courses during that period, the Seller shall have no obligation to provide any additional compensation.

16.2.4 In the event that the Buyer should use none or only part of the CBT aids to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

16.3.          TRAINING ORGANIZATION / LOCATION

16.3.1 The Seller shall provide training at the Buyer's training facilities for Flight-Crew Training. In the event that the Buyer's training facilities are not equipped with devices to train for the Aircraft, or such devices are not available, the Seller will provide the training at the Airbus Training Center in Miami, Florida, and/or at its affiliated training centers in Blagnac, France, or Beijing, China. For maintenance training, the Seller shall provide training at the Buyer's hub facilities, unless otherwise mutually agreed upon. In the event that the Buyer's hub facilities are not available, training shall be provided at the Airbus Training Center in Miami, Florida, and/or at its affiliated training centers in Blagnac, France, or Beijing, China. Should training at the Seller's facilities be required, selection of the facility

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               location shall be mutually agreed. All additional charges listed in Sub-clause 16.6.2 shall be borne by the Buyer.

16.3.2 In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller will make arrangements for the provision to the Buyer of such training support elsewhere.

16.4           TRAINING COURSES

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel, will be defined during the training development and will be scheduled as mutually agreed upon during the final training conference (the "Training Conference") to be held at least [ * ] prior to Delivery of the first Aircraft.

16.4.2         The following terms will apply when training is performed by the
               Seller:

               (i) Training course modules will be the Seller's standard course modules as described in the Seller's applicable Training Course Catalog. All training curricula and course syllabi shall be in accordance with the agreements made during the Planning Training Conferences.

               (ii) The training curricula and CBT may not be fully customized. However, academic curricula shall be modified to include the significant aspects of the Specification (to the exclusion of Buyer Furnished Equipment) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. Differences training shall be limited to no more than eight (8) hours. The Seller shall provide a differences training curricula and CBT package to the Buyer, if necessary. [ * ]

               (iii) Student training materials and documentation necessary for training detailed in Appendix A to this Clause 16 will be free of charge and will not be revised once provided to the student. Student training materials and documentation will be marked "FOR TRAINING ONLY" and as such will be supplied for the sole and express purpose of training.

               (iv) Upon the request of the Buyer and at no charge to the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the Buyer's trainees attending training at the Airbus Training Center in Miami, Florida, Blagnac, France, or Beijing, China, as applicable. This training data and documentation will be delivered Free Carrier (FCA) Miami International

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                         Airport. The Buyer will provide the Seller with COMAT procedures or the Buyer's FEDEX AWB number. It is understood that title to and risk of loss of the training data and documentation will pass to the Buyer upon delivery thereof.

16.4.3 In the event the Buyer decides to cancel or reschedule a training course, a minimum advance notice of sixty (60) calendar days will be required. Any later cancellation or change, if courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or will be charged to the Buyer, as applicable, [ * ].

16.4.4 In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller will deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification. Notwithstanding the foregoing, the training courses shall be approved by the FAA and shall meet certification requirements as required by the FAA
               [ * ].

               In the event that training is provided by a training provider selected by the Seller, the Seller will cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate will not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification. Notwithstanding the foregoing, the training courses shall be approved by the FAA and shall meet certification requirements as required by the FAA for aircraft type ratings or maintenance certificates as necessary to allow the Buyer to meet regulatory obligations to operate and maintain the Aircraft.

16.5           PREREQUISITES

16.5.1 Training will be conducted in English, and all CBT aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix B to this Clause 16.

               It is clearly understood that the Seller's training courses are "Transition Training Courses" and not "Ab Initio Training Courses."

               Furthermore, the Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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16.5.2         The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services provided.

16.5.3 Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training qualification program, which will be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held as soon as it is apparent that the trainee(s) do not meet minimum standards. In the event the Seller should determine that a trainee lacks the required entry level qualification, such trainee will, following consultation with the Buyer, be withdrawn from the program and will then be considered to be at the Buyer's disposal.

16.6.          LOGISTICS

16.6.1         TRAINEES

16.6.1.1 When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyer's trainees at the beginning of the training course on the basis of one (1) rental car per four (4) maintenance, operations and other trainees and one (1) rental car per each flight crew. The Seller will provide rental cars with unlimited mileage [ * ], and the Buyer will pay for fuel and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer's trainees occasioned during the course of such transportation.

16.6.1.2 When training is done at the Airbus Training Center in Blagnac, France, or Beijing, China, the Seller will provide free local transportation by bus for the Buyer's trainees to and from designated pick-up points and the training center

16.6.1.3 Living expenses for the Buyer's trainees are to be borne by the Buyer.

16.6.2         TRAINING AT EXTERNAL LOCATION

16.6.2.1       SELLER'S INSTRUCTORS

               In the event that training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer will reimburse the Seller for all the expenses, defined below in Sub-clauses 16.6.2.2, 16.6.2.3,
               16.6.2.4 and 16.6.2.5

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                              65
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               related to the assignment of such instructors and their
               performance of the duties as aforesaid.

16.6.2.2       LIVING EXPENSES FOR THE SELLER'S INSTRUCTORS

               The Buyer will reimburse the Seller for the expenses related to the assignment of the Seller's instructors and their performance of the duties as aforesaid. Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, will be reimbursed by the Buyer to the Seller at the daily rate of (i) [ * ], not including air travel, in the event the instruction is conducted in Memphis, Tennessee, in which case the Buyer will provide reasonable assistance to the Seller in making accommodation arrangements, or (ii) [ * ], not including air travel, in the event the instruction is conducted outside of Memphis, Tennessee. The above amounts are subject to reasonable yearly escalation.

16.6.2.3       AIR TRAVEL

               The Buyer will provide air transportation for the Seller's instructors. Airline tickets will be confirmed and guaranteed in business class for international travel and coach class for domestic travel or, at the Buyer's choice, the Buyer will reimburse the Seller for airline tickets purchased by the Seller.

16.6.2.4       INSTRUCTOR'S MATERIAL

               The Buyer will reimburse the Seller for the cost of shipping the instructor's material needed to conduct such courses.

16.6.2.5       BUYER'S INDEMNITY

               The Buyer will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above and will indemnify and hold the Seller harmless from such delay and any consequences arising therefrom.

16.6.2.6       TRAINING EQUIPMENT AVAILABILITY

               Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller will be provided by the Buyer in accordance with terms specified herein and any agreements reached during the Training Conferences.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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16.7           FLIGHT OPERATIONS TRAINING

16.7.1         FLIGHT-CREW TRAINING COURSE

16.7.1.1 The Seller will perform a flight-crew training course program (regular transition program or a cross-crew qualification program as applicable) for the Buyer's flight crews, each of which will consist of one (1) captain and one (1) first officer, as defined in Appendix A to this Clause 16. The training manual used will be the electronic Seller's Flight Crew Operating Manual. No later than one (1) month before the start of the training course, the Buyer will provide the Seller with an attendance list of trainees, indicating the aircraft type last flown by each trainee.

16.7.1.2 The Buyer will use its delivered Aircraft for any required aircraft in-flight training. This training will not exceed [ * ] per pilot. When aircraft in-flight crew training is performed at a designated site of the Seller, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed to in this Agreement.

16.7.1.3 The Buyer will provide mutually agreed spare parts as required to support said Aircraft in-flight training and will provide insurance in line with Sub-clause 16.12.

16.7.1.4 In all cases, the Buyer will bear all expenses such as fuel, oil and landing fees.

16.7.2 The Seller will perform a flight instructor familiarization course for the Buyer's flight instructors having already performed a transition course as defined in Appendix A to this Clause 16.

16.7.3         FLIGHT-CREW LINE INITIAL OPERATING EXPERIENCE

16.7.3.1 In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16. The maximum guaranteed number of pilot instructors present at one time will be limited to two (2) pilot instructors.

16.7.3.2 The Buyer will reimburse the expenses for each such instructor in accordance with Sub-clause 16.6.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.7.3.3 Prior to any flight training to be performed by the Seller on the Buyer's Aircraft, the Buyer will provide to the Seller a copy of the certificate of insurance as requested in Clause 19.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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16.7.4         PERFORMANCE / OPERATIONS COURSE

               The Seller will provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

               The available courses are listed in the Seller's applicable Training Course Catalog.

16.8           MAINTENANCE TRAINING

16.8.1 The Seller will provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16. The available courses are listed in the Seller's applicable Training Course Catalog. [ * ]

               No later than one (1) month before the start of the training course, the Buyer will provide the Seller with an attendance list of trainees, indicating the aircraft type(s) on which each trainee has been qualified.

16.8.2         LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

               In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide to the Buyer maintenance instructor(s) at the Buyer's base as defined in Appendix A to this Clause 16.

16.8.2.1 This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of paper and/or electronic documentation, CAATS, ADRES and/or any other activities which may be deemed necessary after Delivery of the first Aircraft.

16.8.2.2 The Buyer will reimburse the expenses for said instructor(s) in accordance with Sub-clause 16.6.2. Additional maintenance instructors can be provided at the Buyer's expense.

16.9           SUPPLIER AND ENGINE MANUFACTURER TRAINING

               The Seller will ensure that the major Suppliers and the Propulsion Systems manufacturer will provide maintenance and overhaul training on their products at appropriate times. [ * ]

16.10          CBT AIDS FOR THE BUYER'S TRAINING ORGANIZATION

16.10.1 The Seller will provide to the Buyer the Airbus Computer Based Training ("Airbus CBT") and CBT aids, free of charge as defined in Appendix A to this Clause 16.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                              68
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               The training courses and CBT aids shall be developed in
               accordance with the standards of the AICC and shall meet FAA regulatory requirements. [ * ]

16.10.2        DELIVERY

16.10.2.1 The Seller will deliver to the Buyer the Airbus CBT and CBT aids as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference. [ * ]

16.10.2.2 Those items supplied to the Buyer pursuant to Sub-clause 16.10.1 above will be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items will pass to the Buyer upon delivery.

16.10.2.3 All costs related to transportation and insurance of said items from the FCA point to the Buyer's facilities will be at the Buyer's expense.

16.10.3        INSTALLATION

16.10.3.1 Upon the Buyer's request, the Seller shall assist the Buyer with the initial installation of the agreed upon Airbus CBT courseware at the Buyer's facility following notification in writing that the various components, which are in accordance with specifications defined during the Preliminary Training Conference or subsequent joint training conferences, are ready for installation and available at the Buyer's facility.

16.10.3.2 The Buyer will provide any and all the necessary hardware on which the agreed upon Airbus CBT will be installed, and Seller will not be responsible for any incompatibility of such hardware with the agreed upon Airbus CBT, provided that the hardware meets the requirements agreed to in the Preliminary Training Conference or subsequent joint training conferences.

16.10.3.3 The agreed upon Airbus CBT courseware will be installed by the Buyer's personnel, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with, the handling and/or installation of the Airbus CBT by the Buyer's personnel.

16.10.3.4 The Buyer will reimburse the expenses in accordance with Sub-clause 16.6.2, for the Seller's personnel required at the Buyer's facility to provide installation assistance.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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16.10.4        LICENSE

16.10.4.1 The Seller will grant the Buyer an Airbus CBT license as defined in Appendix C to this Clause 16.

16.11          PROPRIETARY RIGHTS

               Student training materials and documentation, Airbus CBT and CBT aids are proprietary to the Manufacturer and its suppliers, and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training, in whole or in part, to any third party without the prior written consent of the Seller. The Seller will not unreasonably withhold such consent if the Buyer or the Buyer's subcontractor needs to use the above mentioned data for development and further improvement of the Buyer's own training needs.

16.12          INDEMNIFICATION AND INSURANCE

               Indemnification provisions additional to those in Sub-clause
               16.6.2.5 and insurance requirements are as set forth in Clause
               19.

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                                                         APPENDIX A TO CLAUSE 16

               TRAINING ALLOWANCE

1.             FLIGHT-CREW TRANSITION TRAINING

1.1            FLIGHT-CREW TRAINING

               The Seller will provide flight-crew transition training, free of charge, for [ * ] of the Buyer's flight crews (for a total of [ * ]) to enable the Buyer to dispense flight-crew transition training up to CAT III.

1.2            FLIGHT INSTRUCTOR FAMILIARIZATION COURSE

               The Seller will perform a flight instructor familiarization course for up to [ * ] of the Buyer's flight instructors who have already performed the transition course. The flight instructor familiarization course will include instruction in simulator operation.

1.3            FLIGHT-CREW LINE INITIAL OPERATING EXPERIENCE

               The Seller will provide to the Buyer pilot instructor(s) free of charge for a period of [ * ] to assist with flight-crew initial operating experience.

               The maximum guaranteed number of pilot instructors present at any one time will be limited to [ * ] pilot instructors.

1.4            PERFORMANCE/OPERATIONS COURSE(S)

               The Seller will provide to the Buyer [ * ] of performance/operations training free of charge for the Buyer's personnel.

               The above trainee days will be used solely for the performance/operations training courses as defined in the Seller's applicable Training Course Catalog.

               In addition, the Buyer will be allowed to send an engineer(s) to any scheduled performance engineer class at the Seller's training centers free of charge, classroom space permitting. The Buyer's attendees will be responsible for their own travel expenses.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                                                         APPENDIX A TO CLAUSE 16

2.             MAINTENANCE TRAINING

2.1            MAINTENANCE TRAINING COURSES

               The Seller will provide to the Buyer [ * ] of maintenance training free of charge for the Buyer's personnel.

               These trainee days will be used solely for the Maintenance training courses as agreed to in the Preliminary Training Conference or as defined in the Seller's applicable Training Course Catalog. The number of Engine Run-up courses will be limited to [ * ] courses for [ * ] trainees per Firm Aircraft.

               The Buyer and the Seller shall agree on the best balance of formal classroom training and on-the-job training to ensure a smooth entry into service and continued operation of the Aircraft.

2.2            LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

               The Seller will provide to the Buyer maintenance instructor(s) at any of the Buyer's hubs free of charge for up to a total period of [ * ] weeks.

2.3            [ * ]

3.             TRAINEE DAYS ACCOUNTING

               Trainee days are counted as follows:

               - For instruction at the Seller's training centers, one (1) day of instruction for one (1) trainee equals one (1) trainee day, and the number of trainees at the beginning of the course will be counted as the number of trainees considered to have taken the course.

               - For instruction outside of the Seller's training centers, one (1) day of secondment of one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of [ * ] trainee days.

4.             CBT AIDS AND CBT SYSTEM FOR THE BUYER'S TRAINING ORGANIZATION

4.1 The Seller will provide the Buyer with the following training aids:

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                              72
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                                                         APPENDIX A TO CLAUSE 16

               - [ * ] sets of cockpit color paper panel drawings (scale 1/1) and one (1) reproducible CD ROM;

               - As available, computer readable copies of all instructor and student training materials in their existing format. The Buyer shall have the right to amend/modify any of this documentation as necessary to support its specific training requirements; and

               - [ * ] sets of cockpit color paper panel drawings (scale 1/2) and one (1) reproducible CD ROM.

4.2 The Seller will provide to the Buyer one (1) Airbus CBT, defined in Sub-clause 2.1.3 of Appendix C hereto, for workstations related to the Aircraft.

               The Airbus CBT supplied to the Buyer will consist of

               -    one (1) Airbus CBT installation/utilization guide

               - one (1) set of CD-ROM with run-time software related to the delivered courseware.

               FOR FLIGHT OPERATIONS TRAINING

               The A380 Family flight-crew Airbus CBT courseware will be delivered with one (1) set of Airbus CBT courseware as developed in accordance with Sub-clause 16.2.1 of this Agreement.

               FOR MAINTENANCE TRAINING

               The A380 Family maintenance Airbus CBT courseware will be delivered with

               -    one (1) set of CD ROM with Airbus CBT courseware files;

               - one (1) set of electronic training documentation master, whenever applicable;

               -    one (1) set of menu listings; and

               -    [ * ] sets of DVD-ROM, whenever applicable.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                              73
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                                                         APPENDIX B TO CLAUSE 16

                        MINIMUM RECOMMENDED QUALIFICATION
                      IN RELATION TO TRAINING REQUIREMENTS
                          (Regular Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate regulatory agency, or the specific airline policy of the trainee, demands greater or additional requirements, they will apply as prerequisites:

               CAPTAIN PREREQUISITES

               -    Fluency in English,
               -    1,500 hours minimum flying experience as pilot,
               -    1,000 hours experience on FAR/JAR 25 aircraft,
               - 200 hours experience as airline, corporate or military pilot, and
               - Must have flown transport-type aircraft, as flying pilot, within the last twelve (12) months.

               FIRST OFFICER PREREQUISITES

               -    Fluency in English,
               - 500 hours minimum flying experience as pilot of fixed-wing aircraft,
               -    300 hours experience on FAR/JAR 25 aircraft,
               - 200 hours flying experience as airline, corporate or military pilot, and
               - Must have flown transport-type aircraft, as flying pilot, within the last twelve (12) months.

               For both CAPTAIN and FIRST OFFICER, if one (1) or several of the above criteria are not met, the trainee must follow:

               (i) an adapted course (example: if not fluent in English, an adapted course with a translator), or

               (ii) an Entry Level Training (ELT) program before entering the regular or the adapted course.

               Such course(s), if required, will be at the Buyer's expense.

               MAINTENANCE PERSONNEL PREREQUISITES

               -    Fluency in English,
               - Experience on first- or second-generation jet transport-category aircraft,
               - Qualification as line or line and base mechanic on one (1) Airbus aircraft type (for Aircraft Rigging course), and

                                                                              74
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               -    Qualification as line or line and base mechanic on the
                    relevant Airbus aircraft type (for Maintenance Initial Operating Experience course).

                                                                              75
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                                                         APPENDIX C TO CLAUSE 16

         LICENSE FOR USE OF AIRBUS A380 AIRCRAFT COMPUTER BASED TRAINING

1.             GRANT

               Pursuant to the terms and conditions herein, the Seller hereby grants the Buyer a non-exclusive, non-transferable, fully-paid and royalty-free license to use the Airbus CBT System for the duration of the term (defined in Clause 4 below) of this license (the "License").

2.             DEFINITIONS

2.1 For the purpose of this Appendix C to Clause 16, the following definitions will apply:

2.1.1 "Airbus CBT Courseware" means the lessons designed to provide flight-crew and maintenance training for the Aircraft.

2.1.2 "Airbus CBT Software" means the system software and all related documentation that permits the use of the Airbus CBT Courseware.

2.1.3 "Airbus CBT System" means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4 "Student/Instructor Mode" means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5 "Airbus CBT Training " means the training enabling the Buyer to load and use the Airbus CBT System.

2.2 For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT System is not part of the Airbus CBT System and will be procured under the sole responsibility of the Buyer.

3.             COPIES

3.1 The Buyer will be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer's workstations. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

3.2 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software.

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                                                         APPENDIX C TO CLAUSE 16

4.             TERM

               The rights under this License will be granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software and the Airbus CBT courseware apply. When the Buyer stops operating the A380F Aircraft model, the Buyer will use its best reasonable efforts to return the Airbus CBT source code and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has used its best reasonable efforts to return all existing copies.

5.             PERSONAL ON-SITE LICENSE

5.1 The above described License is personal to the Buyer for use of the Airbus CBT System within the Buyer's premises only.

5.2 The Buyer may not (i) distribute or sub-license any portion of the Airbus CBT System, (ii) modify or prepare derivative works from the Airbus CBT System, (iii) publicly display visual output of the Airbus CBT Software, or (iv) transmit the Airbus CBT Software electronically unless otherwise permitted by the Seller under conditions to be agreed upon. [ * ]

5.3            [ * ]

6.             CONDITIONS OF USE

6.1            USE OF THE AIRBUS CBT SOFTWARE

               For the student delivery mode, the Buyer will use the Airbus CBT Software for the exclusive purpose of:

               (i) including students on the roster for one (1) or several courses' syllabi in order to follow students' progression,

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                                                         APPENDIX C TO CLAUSE 16

               (ii) rearranging course syllabi or creating new ones using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.2            USE OF THE AIRBUS CBT COURSEWARE

               The Buyer will use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third-party personnel contracted to perform work on the Aircraft on behalf of the Buyer. Such training will be performed at the Buyer's facility or at a subcontractor's facility provided it is conducted by the Buyer's personnel.

7.             PROPRIETARY RIGHTS AND NONDISCLOSURE

               The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are, and will remain with, the Seller or its suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer will not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware and/or any rearrangement, modification or copy thereof.

               The Buyer acknowledges the Manufacturer's proprietary rights in the Airbus CBT System and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer's personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the License.

8.             LIMITED WARRANTY

8.1 The Seller warrants that the Airbus CBT System is prepared in accordance with the state of the art at the date of its conception. Should the Airbus CBT System be found to contain any non-conformity or defect, the Buyer will notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Sub-clause 8.1 of the Airbus CBT License will be to correct the same at its own expense.

8.2            WAIVER, RELEASE AND RENUNCIATION

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES

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                                                         APPENDIX C TO CLAUSE 16

               AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT (OTHER THAN COPYRIGHT OR PATENT INFRINGEMENTS) IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:

               (A)  ANY WARRANTY AGAINST HIDDEN DEFECTS;

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

               THE SELLER WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OF THE BUYER'S DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE.

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17             EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1           EQUIPMENT SUPPLIER PRODUCT SUPPORT AGREEMENTS

17.1.1 The Seller has obtained Supplier Product Support Agreements transferable to the Buyer from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on, or exceed, the requirements of the "World Airlines and Suppliers Guide" and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

               (i) Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will
                         (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Condition 4 of Letter Agreement No. 4 to this Agreement, (b) include revision service, and
                         (c) be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to Level 3 to protect Supplier's proprietary interests.

               (ii) Warranties and guarantees, including Suppliers' standard warranties, and, in the case of Suppliers of landing gear, service life policies for selected landing gear structures.

               (iii) Training to ensure efficient operation, maintenance and overhaul of Suppliers' items for the Buyer's instructors and shop and line-service personnel.

               (iv) Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations and spares and logistics services, including routine and emergency deliveries.

               (v) Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2           SUPPLIER COMPLIANCE

               The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements, and the Seller will take action together with the Buyer, if necessary.

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17.3           SUPPLIER PART REPAIR STATIONS

17.3.1 The Manufacturer has developed with its Suppliers a comprehensive network of repair stations in North America for those Supplier Parts originating from outside this territory.

               As a result, most Supplier Parts are repairable in North America, and corresponding repair stations are listed in the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

               The Seller undertakes that the Supplier Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.2 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges as specified in the relevant Supplier Product Support Agreements to be offered to the Buyer.

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18             BUYER FURNISHED EQUIPMENT

18.1           ADMINISTRATION

18.1.1 Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to install the BFE, provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

               The Seller will cause the Manufacturer to advise the Buyer of the dates by, and the location to, which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This description will include the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

               The Seller will also provide the Buyer, sixty (60) days in advance of supplier lead time, with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE to permit installation of the BFE in the Aircraft and Delivery of the Aircraft in accordance with the Delivery Schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test or acceptance process in accordance with the industrial schedule.

               The Buyer will also provide, when requested by the Manufacturer, at Airbus France S.A.S. works and/or at Airbus Deutschland GmbH works, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system ("REGIME DE L'ENTREPOT INDUSTRIEL POUR FABRICATION COORDONNEE" or "ZOLLVERSCHLUSS"), without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in the April 1990 edition of Publication No. 460, published by the International Chamber of Commerce) according to the Incoterms definition, to

               Airbus France S.A.S.,
               316, route de Bayonne
               31300 Toulouse
               France

               or

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               Airbus Deutschland GmbH,
               Division Hamburger Flugzeugbau
               Kreetslag 10
               21129 Hamburg
               Federal Republic of Germany

               as provided in Sub-clause 18.1.1.

18.1.3 If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment and any other conditions of the Agreement. In such a case, the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2           REQUIREMENTS

               The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) meet the requirements of the applicable Specification, (ii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iii) be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. At the Buyer's request, the Seller will provide reasonable assistance to determine specific requirements of the DGAC relating to BFE.

18.3           THE BUYER'S OBLIGATION AND THE SELLER'S REMEDIES

18.3.1         Any delay or failure in,

               (i) furnishing the BFE in serviceable condition at the requested delivery date,

               (ii) complying with the warranty in Sub-clause 18.2 or in providing the descriptive information or service representatives mentioned in Sub-clause 18.1.1, or

               (iii) obtaining any required approval for such equipment under the above mentioned Aviation Authorities' regulations may delay the performance of any act to be performed by the Seller and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated Delivery Schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2 In addition to the consequences outlined in Sub-clause 18.3.1, in the event of a delay or failure described in Sub-clause 18.3.1,

               (i) the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

               (ii) if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of, the BFE delivery date pursuant to Sub-clause 18.1.1, then the Seller may Deliver, or the Buyer may elect to have the Aircraft delivered, without the installation of such equipment, notwithstanding the terms of Sub-clause
                         7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4           TITLE AND RISK OF LOSS

               Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

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19             INDEMNITIES AND INSURANCE

19.1           THE SELLER'S INDEMNITIES

               The Seller will be solely liable for, and will indemnify and will hold the Buyer, its directors, officers, agents or employees, harmless against, all losses, liabilities, costs, expenses and damages, including court costs and reasonable attorneys' fees ("Losses"), arising from,

               (a) claims for injuries to, or deaths of, the Seller's, Manufacturer's or any Associated Contractor's respective directors, officers, agents or employees, or loss or damage to property of the Seller, Manufacturer or any Associated Contractor or their respective employees when such losses occur during or are incidental to, (i) the Buyer's exercise of its inspection rights under Clause 7, (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16; and

               (b) claims for injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to, (i) the Buyer's exercise of its inspection rights pursuant to Clause 7, or (ii) the Technical Acceptance Process described in Clause 8, provided that such Losses do not result from the gross negligence or willful misconduct of the Buyer, its directors, officers, agents or employees.

19.2           THE BUYER'S INDEMNITIES

               The Buyer will be solely liable for, and will indemnify and will hold the Seller, the Manufacturer, each of the Associated Contractors and their respective subcontractors, Affiliates of the Seller, the Seller's representatives and the respective assignees, directors, officers, agents and employees of each of the foregoing, harmless against, all Losses arising from,

               (a) claims for injuries to or deaths of the Buyer's directors, officers, agents or employees, or loss or damage to property of the Buyer or its employees, when such losses occur during or are incidental to, (i) the Buyer's exercise of its inspection rights under Clause 7, (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, (iv) the provision of training pursuant to Clause 16, or (v) the Buyer's use of the Seller Avionics Data and the Buyer's development of or installation of the Alternative Modification pursuant to Letter Agreement No. 9 to this Agreement; and

               (b) claims for injuries to or deaths of third parties, or loss of property of third parties, where such losses arise out of or in connection with (i) the provision of Field Services under Clause 15 or (ii) the provision of training pursuant to Clause 16;

               provided that such Losses do not result from the gross negligence or willful misconduct of the Seller (including the Seller's Representatives, who are referred to in Clause 15).

19.3           NOTICE AND DEFENSE OF CLAIMS

               (a) If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the "Indemnitee") for damages for which liability has been assumed by the other party under this Clause 19, (the "Indemnitor"), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

               (b) In the event that the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys' fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee's claim based on the reasonableness of any settlement.

19.4           INSURANCE

               (a) [ * ] the Buyer will maintain adequate insurance to support [ * ] undertakings under this Clause 19, and will bear any deductible amounts set forth in the applicable policies. The Buyer [ * ] will provide a certificate of insurance, upon request, prepared by an insurance broker licensed and skilled in the field of aviation insurance, in English. Such certificate of insurance will name each party as an additional insured under the other's applicable liability policies and will provide that the insurance coverage will not become ineffective, canceled or materially decreased or changed except on thirty (30) days' prior notice to the other.

               (b) With respect to the Seller's and the Buyer's undertakings in Sub-clauses 19.1 and 19.2, respectively, each party will,

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               (i) cause the other parties being indemnified to be named as additional insureds under the other's liability policies;

               (ii) obtain and cause the insurers of its hull all-risks and hull war-risk policies to waive all rights of subrogation against the indemnified parties; and

               (iii) not less than seven (7) Working Days before the commencement of training to be provided under Clause 16, furnish to the Seller certificates of insurance, in English, from a licensed insurance broker skilled in the field of aviation insurance, certifying

                         (1)  that the requirements of the foregoing Sub-clauses
                              19.4 (b)(i) and (ii) have been met;

                         (2) that the limits and insurance periods of each applicable policy have been defined;

                         (3) that the applicable policies are primary and non-contributory to any other insurance maintained by the Seller;

                         (4)  that the applicable policies contain a
                              cross-liability provision; and

                         (5)  the insurance coverage will not become
                              ineffective, canceled or materially decreased or changed except upon seven (7) Working Days' notice to the Seller.

20             ASSIGNMENTS AND TRANSFERS

20.1           ASSIGNMENTS BY THE BUYER

               Except as hereinafter provided, neither the Buyer nor the Seller may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other. [ * ]

20.2           ASSIGNMENTS ON SALE, MERGER OR CONSOLIDATION

               The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation, reorganization, sale or transfer of all, or substantially all, of its assets, provided that,

               (i) the surviving or acquiring entity is organized and existing under the laws of the United States;

               (ii) the Buyer holds an Operating Certificate issued by the FAA at the time, and immediately following the consummation, of such merger, consolidation, reorganization, sale or transfer; and

               (iii) following the merger, consolidation, reorganization, sale or transfer, the resulting entity is in a financial condition at least equal to that of the Buyer immediately before such merger, consolidation, reorganization, sale or transfer.

20.3           ASSIGNMENTS BY THE SELLER

               The Seller may at any time, by written notice to the Buyer, designate particular facilities or particular personnel of the Manufacturer, ANACS, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which, or by whom, the services to be performed under this Agreement will be performed or may designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor, which will be responsible on behalf of the Seller for providing to the Buyer all or any of the services described in this Agreement, provided that the Buyer's rights and obligations under this Agreement will not be materially adversely affected.

20.4           TRANSFER OF RIGHTS AND OBLIGATIONS UPON REORGANIZATION

               If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

               membership or the business of the Seller is reorganized or the legal form of the Seller is changed and, as a consequence thereof, the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) ("Newco"), as contemplated below, the Seller will promptly notify the Buyer of its wish.

               In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect whereby the Seller's rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyer will enter into a novation agreement and/or other appropriate agreement, provided that Newco is in a financial condition at least equal to that of the Seller immediately before such reorganization and that the Buyer's rights and obligations under this Agreement are not adversely affected by such novation and/or other agreement.

               Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

20.5           ASSIGNMENTS FOR FINANCING PURPOSES

               At or following Delivery, the Buyer will be entitled to assign its rights and obligations under Clauses 12, 13 and 17 hereof to any provider of financing with respect to one (1) or more Aircraft, to the extent that such Clauses apply to the Aircraft that are being financed, as security for the Buyer's obligations with respect to such financing, provided that such assignment does not, in the Seller's reasonable judgment, adversely affect the Seller's rights hereunder.

20.6           POST-DELIVERY SALE OR LEASE

               The Seller agrees that, upon the post-Delivery sale or lease of an Aircraft (including a sale or lease for financing purposes), all of the Buyer's rights and obligations remaining at the time of such sale or lease under Clauses 12, 13, and 17 of this Agreement and this Sub-clause 20.6, with respect to the affected Aircraft, will inure to the benefit of the transferee upon delivery to the Seller of notice of such sale or lease and written agreement by the transferee, in form and substance satisfactory to the Seller, to be bound by the terms thereof.

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21             TERMINATION EVENTS

21.1           TERMINATION EVENTS

21.1.1 Each of the following will constitute a "Termination Event" under this Agreement and immediately upon the occurrence of a Termination Event, the Buyer will notify the Seller of such occurrence in writing and by courier or telefax, provided, however, that any failure by the Buyer to notify the Seller will not prejudice the Seller's rights hereunder:

               (1) The Buyer commences any case, proceeding or other action relating to bankruptcy, insolvency, reorganization, relief from debtors, winding-up, liquidation or dissolution, and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days.

               (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all, or substantially all, of its assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer makes a general assignment for the benefit of its creditors.

               (3) An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all, or any substantial part of, its assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

               (4) Any event occurs with respect to the Buyer in any jurisdiction to which it is subject which has an effect equivalent to any of the events mentioned in Sub-clauses
                    21.1.1 (1), (2) or (3).

               (5) The Buyer fails to make (i) any material payment (i.e., in excess of [ * ]) required to be made pursuant to this Agreement or any other agreement between the Buyer, or any of its Affiliates, and the Seller, or any of its Affiliates, after giving effect to the appropriate grace period or, in the event no grace period is specified, after giving effect to a grace period of five (5) days after receipt of the Seller's written notice to that effect.

               (6) The Buyer fails to make any Predelivery Payment required under the terms of this Agreement within fifteen (15) days of receipt of the Seller's written notice to that effect.

               (7)  The Buyer repudiates this Agreement.

               (8) The Buyer [ * ] rejects Delivery of an Aircraft as provided in Sub-clause 9.2 of this Agreement.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

21.1.2 In the event of any Termination Event, the Seller will, at its sole option, have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice to the Buyer, effective immediately, to
               (i) terminate this Agreement or any other agreement between the Buyer and the Seller with respect to any or all Aircraft, equipment, services, data and other items undelivered or unfurnished on the effective date of such termination, insofar as any other such agreement relates to the Aircraft, provided, however, that the Buyer's ability to operate delivered Aircraft is not prevented; and (ii) retain, as part of the liquidated damages for breach and not as a penalty, an amount equal to all Predelivery Payments previously received by the Seller from the Buyer under this Agreement.

               The Seller will have the right to elect one (1) or more of the foregoing remedies, and exercise of any one (1) or more of such remedies will not be deemed a waiver of any other remedy or remedies provided herein or under applicable law.

21.2 Notwithstanding the foregoing provisions, the parties agree that in addition to the rights and remedies herein provided, the Seller and the Buyer will have those rights and remedies of the Uniform Commercial Code, including, but not limited to, the right to suspend performance and/or terminate this Agreement in circumstances contemplated by Articles 2-609 and 2-610 of the Uniform Commercial Code.

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22             MISCELLANEOUS PROVISIONS

22.1           DATA RETRIEVAL

               On the Seller's reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety and availability and reducing the operational costs of the Aircraft.

22.2           NOTICES

               All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

               The Seller will be addressed at:

               2, rond-point Maurice Bellonte
               31700 BLAGNAC FRANCE
               Attention: Director - Contracts

               Telephone: 33 05 61 30 40 12
               Telefax:   33 05 61 30 40 11

               The Buyer will be addressed at:

               Federal Express Corporation
               3610 Hacks Cross Road
               Bldg. A, 2nd Floor
               Memphis, TN 38125
               USA

               Attention: Vice President, Fleet Development and Acquisitions

               Telephone: (901) 434-7913
               Telefax:   (901) 434-7873

               With a copy to:

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               Federal Express Corporation
               Legal Department
               3610 Hacks Cross Road
               Bldg. B, 3rd Floor
               Memphis, TN 38125
               USA

               Attention: Managing Director, Business Transactions Group
               Telephone: (901) 434-8440
               Telefax:   (901) 434-7831

               From time to time, the party receiving the notice or request may designate another address or another person.

22.3           WAIVER

               The failure of either party to enforce, at any time, any of the provisions of this Agreement, to exercise any right herein provided or to require, at any time, performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4           INTERPRETATION AND LAW

               THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

               Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and
               (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding, which is referred to in Sub-clause 22.4 (i) above, is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

               THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.5           WAIVER OF JURY TRIAL

               EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR RELATING TO, THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6           NO REPRESENTATIONS OUTSIDE OF THIS AGREEMENT

               The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on, or influenced by, any declarations or representations by any other person, party or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto, and no term herein will be construed or interpreted against any party under the CONTRA PROFERENTUM or any related doctrine.

22.7           CONFIDENTIALITY

               Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement, and any reports or other data furnished hereunder, strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other and obtain the other's written approval (not to be unreasonably withheld) prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The Buyer will make the final determination of the necessity of compliance by it with laws regarding public filings. The provisions of this Sub-clause 22.7 will survive any termination of this Agreement. Notwithstanding the foregoing, in order to support the Buyer's effort to obtain Predelivery Payment financing, the Seller agrees to allow the Buyer to disclose to financial institutions information necessary to obtain such financing. The Buyer and the Seller will agree on the extent of the information disclosed to such financial institutions prior to such disclosure. The Buyer will obtain a confidentiality undertaking from such financial institutions, such undertaking to be reasonably satisfactory to the Seller.

22.8           SEVERABILITY

               In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9           ALTERATIONS TO CONTRACT

               This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be varied except by an instrument in writing, of even date herewith or subsequent hereto, executed by both parties or by their fully authorized representatives.

22.10          INCONSISTENCIES

               In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification annexed in Exhibit A hereto, (ii) any other Exhibit hereto, or
               (iii) the Letter Agreements, in each such case the terms of such Specification, other Exhibit or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this Sub-clause 22.10, the term Agreement will not include the Specification, any other Exhibit hereto or any Letter Agreement hereto.

22.11          LANGUAGE

               All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.12          HEADINGS

               All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.13          COUNTERPARTS

               This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

23             CERTAIN REPRESENTATIONS OF THE PARTIES

23.1.          THE BUYER'S REPRESENTATIONS

               The Buyer represents and warrants to the Seller that:

               (i) the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

               (ii) neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound; and

               (iii) this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

23.2           THE SELLER'S REPRESENTATIONS

               The Seller represents and warrants to the Buyer that:

               (i) the Seller is a SOCIETE A RESPONSABILITE LIMITEE organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this Agreement;

               (ii) neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound; and

               (iii) this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                    AVSA, S.A.R.L.


                                    By: /s/ MARIE-PIERRE MERLE BERAL
                                        ----------------------------------------
                                            Marie-Pierre Merle-Beral


                                    Title: Chief Executive Officer


                                    FEDERAL EXPRESS CORPORATION


                                    By: /s/ JAMES R. PARKER
                                        ----------------------------------------
                                             James R. Parker

                                    Title: Vice President

                                    EXHIBITS

                                                                       EXHIBIT A


The A380-800F Standard Specification is contained in a separate folder.

                                                          EXHIBIT A - APPENDIX 1


                       SPECIFICATION CHANGE NOTICES (SCNS)

                                  [161 pages*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                          EXHIBIT A - APPENDIX 2


                          CUSTOMIZATION MILESTONE CHART

                                   [2 pages*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                           SELLER SERVICE LIFE POLICY

1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Sub-clause
               12.2 of the Agreement.

2.             WINGS - CENTER AND OUTER WING BOX

2.1            SPARS

2.2            RIBS INSIDE THE WING BOX

2.3            UPPER AND LOWER PANELS OF THE WING BOX

2.4            FITTINGS

2.4.1          Attachment fittings for the flap structure

2.4.2          Attachment fittings for the engine pylons

2.4.3          Attachment fittings for the main landing gear

2.4.4          Attachment fittings for the center wing box

2.5            AUXILIARY SUPPORT STRUCTURE

2.5.1          FOR THE SLATS:

2.5.1.1        Ribs supporting the track rollers on wing-box structure

2.5.1.2        Ribs supporting the actuators on wing-box structure

2.5.2          FOR THE AILERONS:

2.5.2.1        Hinge brackets and ribs on wing-box rear spar or shroud box

2.5.2.2        Actuator fittings on wing-box rear spar or shroud box

2.5.3          FOR AIRBRAKES, SPOILERS, LIFT DUMPERS:

                                                                       EXHIBIT C

2.5.3.1        Hinge brackets and ribs on wing-box rear spar or shroud box

2.5.3.2        Actuator fittings on wing-box rear spar or shroud box

3.             FUSELAGE

3.1            FUSELAGE STRUCTURE

3.1.1          Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main- and nose-gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of the horizontal tail plane

3.1.4 Window and windscreen attachment structure, but excluding transparencies

3.1.5          Passenger- and cargo-doors internal structure

3.1.6 Sills, excluding scuff plates and upper beams surrounding passenger- and cargo-door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams, excluding floor panels and seat rails

3.1.8          Keel beam structure

3.2            FITTINGS

3.2.1          Landing-gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal tail planes

4.             TAIL PLANES

4.1            HORIZONTAL TAIL PLANE MAIN STRUCTURAL BOX

4.1.1          Spars

                                                                       EXHIBIT C

4.1.2          Ribs

4.1.3          Upper and lower skins and stringers

4.1.4          Attachment fittings to the fuselage and trim-screw actuator

4.1.5          Elevator support structure

4.1.5.1        Hinge bracket

4.1.5.2        Servocontrol attachment brackets

4.2            VERTICAL TAIL PLANE MAIN STRUCTURAL BOX

4.2.1          Spars

4.2.2          Ribs

4.2.3          Skins and stringers

4.2.4          Attachment fittings to the fuselage

4.2.5          Rudder support structure

4.2.5.1        Hinge brackets

4.2.5.2        Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                                           EXHIBIT D (GE-P&W EA)

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of that certain Airbus A380-800F Purchase Agreement dated as of July 12, 2002, between Federal Express Corporation ("FedEx") and AVSA, S.A.R.L. ("AVSA") (the "Purchase Agreement"), the acceptance tests relating to the Airbus A380-800F aircraft, Manufacturer's Serial Number: _____, U.S. Registration Number: ______ with four (4) GE-P&W Engine Alliance GP 7277 series propulsion systems installed thereon, Serial Numbers ______ (Position #1), _______ (Position #2), _______ (Position #3) and _______ (Position #4) (the
"A380-800F Aircraft"), have taken place at _______________ on the ____ day of _____________, ____.

 In view of said tests having been carried out with satisfactory results, FedEx hereby approves the A380-800F Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of FedEx that may be derived from the warranties and guarantees relating to the A380-800F Aircraft set forth in the
                              Purchase Agreement.

FedEx specifically recognizes that it has waived any right it may have, at law or otherwise, to revoke this acceptance of the A380-800F Aircraft.

                               RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED
                                    A380-800F AIRCRAFT ACKNOWLEDGED

                                    FEDERAL EXPRESS CORPORATION

                                    By:
                                        -----------------------------

                                    Its:
                                         ----------------------------

                                                                      Exh. D-107

                                                           EXHIBIT D (GE-P&W EA)

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of that certain Airbus A380-800F Purchase Agreement dated as of July 12, 2002, between Federal Express Corporation ("FedEx") and AVSA, S.A.R.L. ("AVSA") (the "Purchase Agreement"), the acceptance tests relating to the Airbus A380-800F aircraft, Manufacturer's Serial Number: _____, U.S. Registration Number: ______ with four (4) Rolls-Royce Trent 977 series propulsion systems installed thereon, Serial Numbers ______ (Position #1), _______ (Position #2), _______ (Position #3) and _______ (Position #4) (the
"A380-800F Aircraft"), have taken place at _______________ on the ____ day of _____________, ____.

 In view of said tests having been carried out with satisfactory results, FedEx hereby approves the A380-800F Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of FedEx that may be derived from the warranties and guarantees relating to the A380-800F Aircraft set forth in the
                              Purchase Agreement.

FedEx specifically recognizes that it has waived any right it may have, at law or otherwise, to revoke this acceptance of the A380-800F Aircraft.

                               RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED
                                    A380-800F AIRCRAFT ACKNOWLEDGED

                                    FEDERAL EXPRESS CORPORATION

                                    By:
                                        -----------------------------

                                    Its:
                                         ----------------------------

                                                           EXHIBIT E (GE-P&W EA)

                                  BILL OF SALE

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a SOCIETE A RESPONSABILITE LIMITEE organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:           MANUFACTURER OF ENGINES:

AIRBUS INDUSTRIE G.I.E.             GE-P&W ENGINE ALLIANCE

MODEL:   A380-800F                  MODEL:   GP 7277

MANUFACTURER'S                      SERIAL NUMBERS:
SERIAL NUMBER:      ______          Position #1: ________
                                    Position #2: ________
REGISTRATION NO:    ______          Position #3: ________
                                    Position #4: ________

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "A380-800F AIRCRAFT").

AVSA does this ___ day of ____________, _____ sell, transfer and deliver all of its above described rights, title and interest to the A380-800F Aircraft to the following company forever, said A380-800F Aircraft to be the property thereof:

FEDERAL EXPRESS CORPORATION ("FedEx").

AVSA hereby warrants to FedEx that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A380-800F Aircraft to FedEx and that there is hereby conveyed to FedEx on the date hereof good, legal and valid title to the A380-800F Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of _____________, ______.

AVSA, S.A.R.L.

By:
    ------------------------------

Title:
       ---------------------------

Signature:
           -----------------------

                                                                 EXHIBIT E (R-R)

                                  BILL OF SALE

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a SOCIETE A RESPONSABILITE LIMITEE organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:           MANUFACTURER OF ENGINES:

AIRBUS INDUSTRIE G.I.E.             ROLLS-ROYCE

MODEL:   A380-800F                  MODEL:   TRENT 977

MANUFACTURER'S                      SERIAL NUMBERS:
SERIAL NUMBER:      _______         Position #1: ____________
                                    Position #2: ____________
REGISTRATION NO:    _______         Position #3: ____________
                                    Position #4: ____________
The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "A380-800F AIRCRAFT").

AVSA does this ___ day of ___________, ______ sell, transfer and deliver all of its above described rights, title and interest to the A380-800F Aircraft to the following company forever, said A380-800F Aircraft to be the property thereof:

FEDERAL EXPRESS CORPORATION ("FedEx").

AVSA hereby warrants to FedEx that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A380-800F Aircraft to FedEx and that there is hereby conveyed to FedEx, on the date hereof, good, legal and valid title to the A380-800F Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of _____________, ______.

AVSA, S.A.R.L.

By:
    -----------------------------

Title:
       --------------------------

Signature:
           ----------------------

                                                                       EXHIBIT F
                            INTENTIONALLY LEFT BLANK

                                                                       EXHIBIT G

                         AIRFRAME PRICE REVISION FORMULA

l.             BASE PRICE

               The Base Price of the Airframe is as quoted in Sub-clause 3.1.2 of the Agreement.

2.             BASE PERIOD

               [ * ]

               The Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G.

               ECIb and ICb index values indicated in Paragraph 4 of this Exhibit G will not be subject to any revision of these indexes.

3.             REFERENCE INDEXES

               [ * ]

               MATERIAL INDEX: Published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
               "Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted"), or such other names that may be, from time to time, used for the publication title and/or table. The index is found under industrial commodities (hereinafter referred to as "IC-Index") (Base year of 1982 = 100).

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT G

4.             REVISION FORMULA

               [ * ]

               In determining the Revised Base Price at Delivery of the Aircraft, each quotient will be calculated to the nearest ten-thousandth (4 decimals). If the next succeeding place is five
               (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten-thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT G

5.             GENERAL PROVISIONS

5.1            SUBSTITUTION OF INDEXES

               In the event that:

               (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

               (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

               (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

               the Seller will select a substitute index.

               Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

               As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2            FINAL INDEX VALUES

               The Revised Base Price at the date of Aircraft Delivery will be final and will not be subject to further adjustments, of any kind or for any reason, to the applicable indexes as published at the date of Aircraft Delivery.

                                                           EXHIBIT H (GE-P&W EA)

                  GE-P&W ENGINE ALLIANCE PRICE REVISION FORMULA

l.             REFERENCE PRICE

               The Reference Price of the four (4) GE-P&W Engine Alliance GP7277 Propulsion Systems is as quoted in Sub-clause 3.1.3.1 of the Agreement.

               This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2              REFERENCE PERIOD

               The above Reference Price has been established in accordance with the economic conditions prevailing in July 2000 (delivery conditions January 2001) as defined, according to the ENGINE ALLIANCE, by the ECIb and ICb index values indicated in Clause 4 of this Exhibit H.

3              INDEXES

               [ * ]

               The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

               Reference for access to the publications is located on the BLS Internet site: ECU28102i

               Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed report" (found in Table 6; "Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted," or such other names that may be, from time to time, used for the publication title and/or table). (Base Year of 1982 = 100).

               Reference for access to the publications is located on the BLS Internet site: WPU03thru15

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                           EXHIBIT H (GE-P&W EA)

4              REVISION FORMULA

               [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                           EXHIBIT H (GE-P&W EA)

5.             GENERAL PROVISIONS

5.1            ROUNDINGS

               Each facto [ * ] shall be calculated to the nearest ten-thousandth (4 decimals). If the next succeeding place is five
               (5) or more, the preceding decimal place shall be raised to the nearest higher figure.

               After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2            FINAL INDEX VALUES

               The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

               If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3            INTERRUPTION OF INDEX PUBLICATION

               If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by the Engine Alliance, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

               Appropriate revision of the formula shall be made to accomplish this result.

5.4            ANNULMENT OF FORMULA

               Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the sixth (6th) month prior to the scheduled Aircraft Delivery.

5.5            LIMITATION

               Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                 EXHIBIT H (R-R)

                    PROPULSION SYSTEMS PRICE REVISION FORMULA

l.             REFERENCE PRICE

               The Reference Price of the Rolls-Royce Trent 977 Propulsion Systems is as quoted in Sub-clause 3.1.3.2 of the Agreement.

               This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H.

2.             REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

               The above Reference Price has been established in accordance with the averaged economic conditions prevailing in December 1998/January 1999/February 1999 and corresponding to theoretical delivery conditions prevailing in January 2000 as defined by ECIb and ICb index values indicated in Paragraph 4 of this Exhibit H.

               This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H.

               ECIb and ICb index values indicated in Paragraph 4 of this Exhibit H will not be subject to any revision of these indexes.

3.             REFERENCE INDEXES

               [ * ]

MATERIAL INDEX: Published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: "Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted"), or such other names that may be, from time to time, used for the publication title and/or table. The index is found under industrial commodities (hereinafter referred to as "IC-Index") (Base year of 1982 = 100).

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                 EXHIBIT H (R-R)

4.             REVISION FORMULA

               [ * ]

               In determining the Revised Base Price at delivery of the Propulsion Systems, each quotient will be calculated to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten-thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                 EXHIBIT H (R-R)

5.             GENERAL PROVISIONS

5.1            SUBSTITUTION OF INDEXES

               In the event that:

               (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

               (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

               (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

               the Propulsion Systems manufacturer will select a substitute index.

               Such substitute index will reflect, as closely as possible, the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

               As a result of this selection of a substitute index, the Propulsion Systems manufacturer will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2            FINAL INDEX VALUES

               The Revised Base Price at the date of Aircraft Delivery will be final and will not be subject to further adjustments, of any kind or for any reason, to the applicable indexes as published at the date of Aircraft Delivery.

                             LETTER AGREEMENT NO. 1


                                                      As of July 12, 2002


FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125


Re: [ * ]

Dear Ladies and Gentlemen:

          FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA1-1

1.             [ * ]

1.1 The Seller will provide to the Buyer, upon Delivery of each Aircraft, [ * ]

2.             [ * ]

3.             [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA1-2

4.             PREDELIVERY PAYMENT TERMS AND COMPUTATION

               Sub-clause 5.2.2 of the Agreement is hereby superseded and replaced by the following quoted provisions:

QUOTE

5.2.2          The Buyer will pay Predelivery Payments to the Seller [ * ]

UNQUOTE


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA1-3

5.             [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA1-4

6.             ASSIGNMENT

               Notwithstanding any other provision of this Letter Agreement or of the Agreement, (but subject to the provisions of Sub-clause
               20.2 of the Agreement), this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

                                                                           LA1-5

               If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:  /s/ MARIE-PIERRE MERLE BERAL
                                                   ----------------------------
                                                   Marie-Pierre Merle-Beral

                                              Its: Chief Executive Officer

          Accepted and Agreed

          FEDERAL EXPRESS CORPORATION


          By:  /s/ JAMES R. PARKER
               --------------------------
                    James R. Parker

          Its: Vice President

                                                                           LA1-6

                    ATTACHMENT ONE TO LETTER AGREEMENT NO. 1
                      SUMMARY PRICING TABLE (FOR INFO ONLY)

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA1-7

                             LETTER AGREEMENT NO. 2


                                                      As of July 12, 2002


FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125

Re: OPTION AIRCRAFT AND [ * ]

Dear Ladies and Gentlemen:

          FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             [ * ]

1.1            [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-1

1.2            [ * ]

1.2.1          [ * ]

1.2.2          [ * ]

1.3            [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-2

1.4            [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-3

2.             OPTION AIRCRAFT

2.1            DELIVERY

2.1.1          DELIVERY SCHEDULE

               The Seller will have the Option Aircraft Ready for Delivery as set forth in Sub-clause 9.1.1 of the Agreement.

2.1.2          OPTION SCHEDULE [ * ]

               [ * ]

2.2            OPTION EXERCISE

2.2.1 The Buyer may exercise its option to purchase Option Aircraft by giving written notice to the Seller no later than [ * ] before the scheduled month of Delivery of the applicable Option Aircraft (the "Option Lead Time"). The Buyer will [ * ] inform the Seller when it gives such notice whether it will exercise all the Option Aircraft in a given calendar year. [ * ] The Buyer will also inform the Seller, when it gives such notice, of its choice of Propulsion Systems for each Option Aircraft exercised.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-4

2.2.2 The Buyer and the Seller recognize that it is the Buyer's [ * ], and the Seller agrees to work diligently with the Manufacturer, taking into account the Manufacturer's commercial and industrial constraints, to [ * ]

2.2.3 With respect to Option Aircraft Nos. [ * ] which are scheduled for Delivery in [ * ] respectively, the Buyer may, at its sole discretion, give written notice to the Seller, prior to the Option Lead Time, of its intention [ * ] will have the same terms and conditions as the Option Aircraft.

2.2.4 On the Buyer's written request, the Seller will, subject to availability, offer the Buyer a Delivery position within the timeframe requested by the Buyer for a [ * ] (an "Available Delivery Position"). The Buyer will accept the Available Delivery Position by [ * ] Working Days of the Seller's advice regarding the Available Delivery Position and [ * ]

2.2.5 In respect of each [ * ] for which the Seller has offered the Buyer an Available Delivery Position and for which the Buyer
               [ * ], the Buyer and the Seller will have no more rights or obligations with respect to the offer of such Available Delivery Position in response to the Buyer's current request.

3.             [ * ]

4.             [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-5

5.             OPTION AIRCRAFT [ * ]

5.1            [ * ]

5.2            Subject to Sub-paragraph 5.1 above, [ * ]

5.3            [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-6

5.4            [ * ]

5.5            [ * ]

6.             ASSIGNMENT

               Notwithstanding any other provision of this Letter Agreement or of the Agreement, (but subject to the provisions of Sub-clause
               20.2 of the Agreement), this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-7

               If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.

                                             Very truly yours,

                                             AVSA, S.A.R.L.


                                             By: /s/ MARIE-PIERRE MERLE BERAL
                                                 ----------------------------
                                                   Marie-Pierre Merle-Beral

                                             Its:  Chief Executive Officer

          Accepted and Agreed

          FEDERAL EXPRESS CORPORATION


          By:  /s/ JAMES R. PARKER
               -------------------
               James R. Parker

          Its: Vice President

                                                                           LA2-8

                    ATTACHMENT ONE TO LETTER AGREEMENT NO. 2
                  SUMMARY PRICING TABLE (FOR INFORMATION ONLY)

                                   [2 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA2-9

                             LETTER AGREEMENT NO. 3


                                                      As of July 12, 2002


FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125

Re: SPECIFICATION

Dear Ladies and Gentlemen:

FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             [ * ]

1.1.           [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-1

1.2            SCN DEVELOPMENT

               During the development of the technical solutions for the SCNs, the Seller will organize regular bi-lateral specialist meetings with the Buyer's Engineering department to make sure that the technical solutions meet the Buyer's technical and operational requirements.

1.3            SCN WEIGHTS

               The Seller has provided [ * ] The Seller and the Buyer will jointly explore any weight-saving alternatives to reduce the total of the Allowable Payload Changes without adversely affecting the performance or durability of the technical solutions.

2.             [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-2

3.             [ * ]

4.             [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-3

5.             [ * ]

6.             [ * ]

7.             [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-4

8.             [ * ]

9.             [ * ]

10.            ASSIGNMENT

               Notwithstanding any other provision of this Letter Agreement or of the Agreement (but subject to the provisions of Sub-clause
               20.2 of the Agreement), this Letter Agreement


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-5
               and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect.

                                                                           LA3-6

               If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By: /s/ MARIE-PIERRE MERLE BERAL
                                                  ----------------------------
                                                    Marie-Pierre Merle-Beral

                                              Its:  Chief Executive Officer

          Accepted and Agreed

          FEDERAL EXPRESS CORPORATION


          By:  /s/ JAMES R. PARKER
               ------------------------
                     James R. Parker

          Its: Vice President

                                                                           LA3-7

                                            Appendix 1 to Letter Agreement No. 3

                                  [239 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-8

                                          Appendix 2-1 to Letter Agreement No. 3

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA3-9

                                          Appendix 2-2 to Letter Agreement No. 3

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA3-10

                             LETTER AGREEMENT NO. 4


                                                      As of July 12, 2002


FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125

RE: GENERAL [ * ] PRODUCT SUPPORT AGREEMENT

Dear Ladies and Gentlemen:

          FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement" or the "Conditions") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA4-1

TABLE OF CONTENTS

1.      DEFINITIONS...............................................................................................6

2.      GENERAL...................................................................................................8

2.1     SCOPE.....................................................................................................8

2.2     SCOPE OF MATERIEL SUPPORT.................................................................................9

2.3     STORES...................................................................................................10

2.4     AGREEMENTS OF THE BUYER..................................................................................11

2.5     EQUIPMENT SUPPLIER PRODUCT SUPPORT.......................................................................11

3.      SPARES SUPPORT...........................................................................................16

3.1     INITIAL PROVISIONING.....................................................................................16

3.2     REPLENISHMENT AND DELIVERY...............................................................................20

3.3     REPAIRS..................................................................................................24

3.4.    PRICE....................................................................................................26

3.5     PAYMENT PROCEDURES AND CONDITIONS........................................................................27

3.7     TITLE....................................................................................................28

3.8     BUY-BACK.................................................................................................28

3.9     INVENTORY USAGE DATA.....................................................................................30

3.10    RE-ORDER FOR UNMODIFIED ITEMS............................................................................30

3.11    OBSOLESCENCE.............................................................................................30

3.12    BAR-CODING...............................................................................................30

4.      TECHNICAL DATA AND DOCUMENTATION.........................................................................31

4.1     GENERAL..................................................................................................31

4.2     SCOPE....................................................................................................31

                                                                           LA4-2

4.3     AIRCRAFT IDENTIFICATION FOR TECHNICAL DATA...............................................................32

4.4     SUPPLIER EQUIPMENT.......................................................................................32

4.5     DELIVERY.................................................................................................33

4.6     REVISION SERVICE.........................................................................................34

4.7     SERVICE BULLETINS (SB) INCORPORATION.....................................................................34

4.8     PERFORMANCE ENGINEER'S PROGRAMS..........................................................................34

4.9     AIRBUS ON-LINE SERVICES (AOLS)...........................................................................34

4.10    FUTURE DEVELOPMENTS......................................................................................34

4.11    TECHNICAL DATA FAMILIARIZATION...........................................................................35

4.12    CUSTOMER ORIGINATED CHANGES..............................................................................35

4.13    WARRANTIES...............................................................................................36

4.14    PROPRIETARY RIGHTS.......................................................................................36

4.15    CONFIDENTIALITY..........................................................................................37

5.      TECHNICAL SERVICES.......................................................................................38

5.1.    TECHNICAL ASSISTANCE, LIAISON AND REPORTING..............................................................38

5.2.    CORRECTION OF IN-SERVICE PROBLEMS/[ * ]..................................................................39

5.3     SELLER REPRESENTATIVES AND DUTIES........................................................................39

5.4     TRAINING AND CBT AIDS....................................................................................42

5.5.    [ * ]....................................................................................................42

5.6.    [ * ]....................................................................................................43

5.7.    [ * ]....................................................................................................43

6       WARRANTIES AND GUARANTEES................................................................................44

6.1     SELLER WARRANTY AT AIRCRAFT DELIVERY.....................................................................44

6.2     SELLER WARRANTY FOR SELLER PARTS.........................................................................55

6.3     SUPPLIER WARRANTIES......................................................................................55

6.4     SELLER SERVICE LIFE POLICY...............................................................................56

6.5     [INTENTIONALLY DELETED]..................................................................................59

                                                                           LA4-3

6.6     [ * ]....................................................................................................59

6.7.    [ * ]....................................................................................................65

6.8.    [ * ]....................................................................................................68

6.9     LIMITATIONS..............................................................................................68

6.10    EXCLUSIVITY OF WARRANTIES................................................................................68

6.11    DUPLICATE REMEDIES.......................................................................................70

6.12    NEGOTIATED AGREEMENT.....................................................................................72

7       INTERFACE COMMITMENT.....................................................................................73

7.1     INTERFACE PROBLEM........................................................................................73

7.2     SELLER'S RESPONSIBILITY..................................................................................73

7.3     SUPPLIER'S RESPONSIBILITY................................................................................73

7.4     JOINT RESPONSIBILITY.....................................................................................73

7.5     GENERAL..................................................................................................74

8       [ * ]....................................................................................................75

8.1     [ * ]....................................................................................................75

8.2     [ * ]....................................................................................................76

9.      [ * ]....................................................................................................79

9.1.    [ * ]....................................................................................................79

9.2.    [ * ]....................................................................................................79

9.3.    [ * ]....................................................................................................79

10.     SUBCONTRACTING...........................................................................................80

11.     EXCUSABLE DELAYS.........................................................................................81

12.     SELLER PARTS LEASING.....................................................................................82

12.1    GENERAL..................................................................................................82

12.2    LEASING PROCEDURE........................................................................................82

12.3    LEASE PERIOD.............................................................................................82

                                                                           LA4-4

12.4    LEASE CHARGES AND TAXES..................................................................................83

12.5    RISK OF LOSS, MAINTENANCE, STORING AND REPAIR OF THE LEASED PART.........................................83

12.6    TITLE....................................................................................................84

12.7    RETURN OF LEASED PART....................................................................................84

12.8    OPTION TO PURCHASE.......................................................................................85

12.9    WARRANTIES...............................................................................................85

13.     TERMINATION..............................................................................................90

14.     ASSIGNMENT...............................................................................................91

EXHIBIT A  - [ * ]...............................................................................................93

EXHIBIT B - [ * ]................................................................................................95

EXHIBIT C - REPORTING TABLES.....................................................................................96

EXHIBIT D - SELLER SERVICE LIFE POLICY...........................................................................96

EXHIBIT E - SELLER PARTS LEASING LIST...........................................................................101

EXHIBIT F - TECHNICAL DATA FOR THE AIRCRAFT.....................................................................102

EXHIBIT F - APPENDIX 1 - LICENSE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS (PEP)...........................105

EXHIBIT F - APPENDIX 2 - AOLS LICENSE...........................................................................108

EXHIBIT F - APPENDIX 3 - DATA RELEASE AGREEMENT (DRA)..............................................................

EXHIBIT G - GCP2000 - ISSUE 5......................................................................................


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA4-5

1.         DEFINITIONS

           In these Conditions:

           The "Aircraft"        As defined in Clause 0 of the Purchase
                                 Agreement.

           The "Aviation         means all official Authorities having the
           Authority"            ability to approve the design, the manufacture,
                                 the sale and the support, the individual airworthiness and the continuous airworthiness of the Aircraft and/or the Item, including but not limited to:

                                 (1) in FRANCE:
                                 La Direction Generale de l'Aviation Civile
                                 (DGAC)

                                 (2) in the UNITED KINGDOM:
                                 The Civil Aviation Authority (CAA)

                                 (3) in the FEDERAL REPUBLIC OF GERMANY: The
                                 Luftfahrtbundesamt (LBA)

                                 (4) in SPAIN:
                                 The Direccion de Aviacion Civil (DAC)

                                 (5) in the UNITED STATES OF AMERICA: The
                                 Federal Aviation Administration (FAA)

           The "Certificate of   means the Certificate of Airworthiness issued
           Airworthiness"        in respect of the Aircraft by the Aviation
                                 Authority.

           The "Component"       means [ * ]

           The "Item"            means, whatever the quantity and variety [ * ]

           The "Manufacturer"    means

                                 AIRBUS G.I.E.
                                 1 rond point Maurice Bellonte
                                 31700 BLAGNAC - FRANCE
                                 A Groupement d'Interet Economique
                                 established in accordance with the Ordonnance N DEG. 67-821 of September 23, 1967 and with the Decret, dated February 2, 1968, of the French Republic.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA4-6

           The "Order"           means the purchase order placed by the Buyer
                                 subject to these Conditions, with the Seller and amendments thereto.

           The "Program"         means the Aircraft program.

           The "Shipset"         means [ * ]

           The "Spare Parts"     means the parts required for maintenance,
                                 repair, modification or overhaul [ * ]

           The "Supplier"        As defined in Clause 0 of Purchase Agreement.

           The "Support"         means the after-sales product support services
                                 provided by the Seller to the Buyer, as
                                 described in these Conditions.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA4-7

2.             GENERAL

2.1            SCOPE

               These Conditions describe the essential Customer Support Services provided by the Seller to the Buyer for Aircraft and defines the relationship between the Seller and the Buyer at the occasion of said services.

2.1.1          World Airline and Suppliers Guide (WASG)

               The Seller agrees to adhere to the terms and conditions of the WASG issued and updated by Air Transport Association of America
               (ATA) inasmuch as the terms and conditions contained therein do not differ from those contained in these Conditions. These Conditions will govern in case of any conflict or discrepancy with the WASG.

2.1.2          Organization

               The Seller shall maintain a fully operational customer support organization with an adequate number of suitably qualified personnel to provide prompt fulfillment of these Conditions throughout the entire contractual Support period.

               Within thirty (30) days after the execution of the Agreement, the Seller shall provide to the Buyer an organization chart of its Customer Support Department so that correspondence can be correctly addressed. The names of individuals and dedicated contacts responsible for particular functions of Customer Support shall also be given. The Seller shall advise the Buyer whom to contact for emergency calls (AOG services) after normal working hours. Updates shall be provided as changes occur.

2.1.3.         FACILITIES

               Within ninety (90) days after execution of the Agreement, the Seller shall provide to the Buyer details of all facilities, whether existing or planned, in all countries, including the country of the Seller, and whether integrated in the Seller's organization or subcontracted as per Condition 10, and shall state whether these facilities will cover:

                    a.   technical representation
                    b. stock and supply of Items (Components and Spare Parts), and
                    c.   repair and overhaul facilities or stations.

               All such facilities shall be identified by an FSCM or CAGE code.

               Updates shall be provided as changes occur.

2.1.4.         Support Period

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               As long as a minimum of one (1) Aircraft is in regular operation in the Buyer's fleet of aircraft, the Seller will maintain the facilities and organization as detailed above to provide to the Buyer the Support.

2.1.5.         Language

               Unless otherwise agreed upon between the Seller and the Buyer, all correspondence shall be written in the English language.

2.2            Scope of Materiel Support

2.2.l. Materiel is classified into the following categories (hereinafter referred to as "Materiel"):

               (i) Seller Parts (industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer, or a subcontractor of it, and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States);
               (ii) Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000;
               (iii) Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000; and
               (iv)      Ground Support Equipment and Specific (To-Type) Tools.

2.2.2 The Seller Parts listed in Exhibit E are available for lease by the Seller to the Buyer.

2.2.3 The Support to be provided hereunder by the Seller covers the Materiel both for initial provisioning as described in Sub-condition 3.1 and for replenishment as described in Sub-condition 3.2.

               Repairable Line Maintenance Parts specified in Sub-condition
               2.2.1 (ii) having fewer than [ * ] are considered as new for invoicing purposes.

2.2.4 Propulsion Systems are not covered under this Letter Agreement and will be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer. The Seller will use its reasonable efforts to assist the Buyer in case of any difficulties with the availability of Propulsion Systems and associated spare parts.

2.2.5 During a period commencing prior to entry into service of the Aircraft and continuing for as long as at least one (1) Aircraft is operated in commercial air transport service ("Term"), the Seller shall maintain, or have maintained, such stock of Seller Parts as defined in Sub-condition 2.3.4 below and will furnish interchangeable and/or

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               replaceable Seller Parts with the appropriate documentation and data adequate to meet the Buyer's needs for repairs, replacements, retrofits or maintenance of the Aircraft.

               The Seller will use its reasonable efforts to obtain a similar service from all Suppliers of parts, which are originally installed on the Aircraft and not manufactured by the Seller.

2.3            Stores

2.3.1          Airbus North America Customer Services Spares Center

               The Seller has established and will maintain, or cause to be maintained, as long as at least one (1) aircraft of the type of the Aircraft are operated by US airlines in commercial air transport service (the "US Term"), a US store adjacent to Dulles International Airport, Washington, DC, known as the Airbus North America Customer Services Spares Center - Washington ("Airbus North America Customer Services Spares Center"). The Airbus North America Customer Services Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

2.3.2.         Material Support Center, Germany

               The Manufacturer has set up and will maintain, or cause to be maintained, during the Term, a store of Seller Parts at its Materiel Support Center ("MSC") in Hamburg, Germany. MSC will be operated twenty-four (24) hours/day, seven (7) days/week, all year.

2.3.3          Other Points of Shipment

               The Seller reserves the right to effect deliveries from distribution centers other than the Airbus North America Customer Services Spares Center or MSC and from any of the production facilities of the Associated Contractors.

2.3.4          Stocks and repair stations

               The Seller undertakes to maintain in Europe, in the Far-East and in the United States of America, and other locations as a function of market needs, repair stations and adequate stocks of Items. The repair stations shall be approved by the FAA/JAA or other Aviation Authority as necessary.

               This stock of Items shall be established taking into account at least the following parameters:

               a)   actual Item reliability,
               b)   outstanding IP deliveries,
               c) number of Aircraft in the region served by the concerned repair station and/or stockist,
               d)   Components classified as NO GO Items,

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               e)   industrial lead-times,
               f)   interchangeability and configuration of the delivered Items;

                    and the following circumstances:

               a) outstanding Service Bulletins (SB) and modification / retrofit campaigns,
               b)   major checks/overhauls, and
               c)   in-service problems.

2.4            Agreements of the Buyer

2.4.1 The Buyer agrees to purchase from the Seller the required Seller Parts, as determined by the Buyer, for the Buyer's own needs during the Term, provided that the provisions of this Sub-condition 2.4 will not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators operating the same aircraft type as the Aircraft or from purchasing Seller Parts from said operators or from distributors, provided said Seller Parts have been designed and manufactured as specified in Sub-condition 2.2.1(i).

2.4.2 The Buyer may manufacture, or have manufactured, for its own use, without paying any license fee to the Seller, or may purchase from other sources, parts equivalent to Seller Parts:

2.4.2.1 after expiration of the Term, if at such time the Seller Parts are out of stock,

2.4.2.2 at any time, to the extent Seller Parts are needed to effect aircraft on ground ("AOG") repairs on any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than, or equal to, the time in which the Buyer can procure such Seller Parts, and provided the Buyer will not sell such Seller Parts,

2.4.2.3 if the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Sub-condition 2.2 within a reasonable time after written notice thereof from the Buyer,

2.4.2.4 in those instances where a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC),

2.4.2.5 it is demonstrated by the Buyer that the Seller Part price is excessive and the Seller refuses to reduce such price to a reasonable level.

2.4.3 The rights granted to the Buyer in Sub-condition 2.4.2 will not in any way be construed as a license, nor will they in any way obligate the Buyer to the payment of any license fee or royalty, nor will they in any way be construed to affect the rights of third parties.

2.5            Equipment Supplier Product Support

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2.5.1          Equipment Supplier Product Support Agreements

2.5.1.1 The Seller has obtained Supplier Product Support Agreements transferable to the Buyer from Suppliers of Seller Furnished Equipment listed in the Specification and as applicable in the IPC.

2.5.l.2 These agreements are based on, or exceed, the requirements of the "World Airlines and Suppliers Guide" and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

               (i) Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will
                         (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 and in accordance with Condition 4 of this Letter Agreement,
                         (b) include revision service, and (c) be published in the English language. The Seller recommends that software data, supplied in the form of an Exhibit to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to Level 3 to protect the Suppliers' proprietary interests.

               (ii) Warranties and guarantees, including Suppliers' standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures.

               (iii) Training to ensure efficient operation, maintenance and overhaul of the Suppliers' items for the Buyer's instructors, shop and line service personnel.

               (iv) Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

               (v) Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items, as well as required tooling and spares provisioning.

2.5.2          [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2.5.3          Supplier Part Repair Stations

               The Manufacturer has developed with the Suppliers a comprehensive network of repair stations in North America for those Supplier Parts originating from outside North America.

               As a result, most Supplier Parts are repairable in North America, and corresponding repair stations are listed in the AOG and Repair Guide, which is issued and regularly updated by the Seller.

               The Seller undertakes that the Supplier Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

               The Seller will support the Buyer in cases where the agreed-to repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges as specified in the relevant Supplier Product Support Agreements to be offered to the Buyer.

2.5.4          [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.             SPARES SUPPORT

3.1            INITIAL PROVISIONING (IP)

3.1.1          INITIAL PROVISIONING PERIOD

               The Initial Provisioning Period is defined as the period up to and expiring on the ninetieth (90th) day after Delivery of the last Firm Aircraft.

3.1.2          PREPROVISIONING MEETING

3.1.2.1 The Seller will organize a meeting (i) at MSC, (ii) at Airbus North America Customer Services or (iii) at a place to be mutually agreed upon, to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Materiel (the "Pre-provisioning Meeting").

3.1.2.2 The date of the meeting will be mutually agreed to allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference referred to in Sub-condition 3.1.4 below.

3.l.3          Initial Provisioning Training

               Upon the request of the Buyer, the Seller can provide Initial Provisioning training for the Buyer's provisioning and purchasing personnel. The following areas will be covered:

               (i) Familiarization of the Buyer with the provisioning documents,

               (ii) Explanation of the technical function, as well as the necessary technical and commercial Initial Provisioning Data, and

               (iii) Familiarization with the Seller's purchase order administration system.

3.1.4          Initial Provisioning Conference

               The Seller will organize an Initial Provisioning Conference at MSC or Airbus North America Customer Services that will include the participation of major Suppliers, as agreed on during the Pre-provisioning Meeting (the "Initial Provisioning Conference").

               Such conference will not take place earlier than eight (8) weeks after Buyer Definition Freeze.

3.l.5          Seller-Supplied Data

               The Seller will prepare and supply to the Buyer the following data:

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3.1.5.l        Initial Provisioning Data

               Initial Provisioning data elements, generally in accordance with SPEC 2000, Chapter 1, ("Initial Provisioning Data") will be supplied by the Seller to the Buyer in a form, format and within a time period to be mutually agreed on during the Pre-provisioning Meeting.

               For Seller Parts identified as IP recommended parts, the Seller will, at no cost to the Buyer, ensure that delivery of such parts is made directly from the Seller's stock to the Buyer on request by the Buyer.

               Revision service will be provided every ninety (90) days, up to the end of the Initial Provisioning Period.

               In any event, the Seller will ensure that Initial Provisioning Data is released to the Buyer in time to give the Buyer sufficient time, but in no event less than one (l) year, to perform any necessary evaluation and allow the on-time delivery of any ordered Materiel.

               [ * ]

3.l.5.2        Supplementary Data

               The Seller will provide the Buyer with supplementary data to the Initial Provisioning Data, including Local Manufacture Tables (X-File) and Ground Support Equipment and Specific (To-Type) Tools (W-File), in accordance with SPEC 2000, Chapter 1.

3.l.5.3        Data for Standard Hardware

               The Initial Provisioning Data provided to the Buyer will include data for hardware and standard materiel.

3.l.6          Supplier-Supplied Data

3.l.6.1        General

               The Seller will obtain from Suppliers agreements to prepare and issue Initial Provisioning Data for the Materiel described in Sub-condition 2.2.1 (ii) in English, for components for which the Buyer has elected to receive data.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will not be responsible for the substance of such data.

               In any event, the Seller will exert its reasonable efforts to supply such Data to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow on-time deliveries.

3.1.6.2        Initial Provisioning Data

               Initial Provisioning Data elements for Supplier Parts pursuant to Sub-condition 2.2.l(ii), generally in accordance with SPEC 2000, Chapter l, will be furnished as mutually agreed to during a Pre-provisioning Meeting with revision service assured up to the end of the Initial Provisioning Period.

3.l.7          Initial Provisioning Data Compliance

               Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate as known three (3) months before the date of issue. Said data will enable the Buyer to order Materiel conforming to its Aircraft as required for maintenance and overhaul.

               This provision will not cover:

                    -    Buyer modifications not known to the Seller,
                    -    modifications not agreed to by the Seller.

3.1.8          Commercial Offer

3.1.8.1 At the end of the Initial Provisioning Conference, the Seller will, at the Buyer's request, submit a commercial offer for all Materiel mutually agreed as being Initial Provisioning, based on the Seller's and Suppliers' sales prices valid at the time of finalization of the Initial Provisioning Conference. This commercial offer will be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant errors and/or price alterations due to part number changes and/or Supplier price changes.

3.1.8.2 During the Initial Provisioning Period, the Seller will supply Materiel, as defined in Sub-condition 2.2.l and ordered from the Seller, which will be in conformity with the configuration standard of the applicable Aircraft and with the Initial Provisioning Data transmitted by the Seller. Otherwise, the Seller shall immediately replace such Materiel at no cost to the Buyer.

3.1.8.3 The Seller will require Suppliers to provide a similar service for their items.

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3.1.9          Delivery of Initial Provisioning Materiel

3.1.9.1 To support the operation of the Aircraft, the Seller will be required to deliver Materiel ordered during the Initial Provisioning Period against the Buyer's orders and according to a mutually agreed upon schedule. Provided the Buyer's orders have been placed within seven (7) months after receipt of the Initial Provisioning Data, but within the lead times for Materiel as defined in Sub-conditions 2.2.1(i) to (iv) before Delivery of the corresponding Aircraft, one hundred percent (100%) of the ordered quantity of each item, including line station items, will be delivered [ * ], at the Buyer's discretion, before Delivery of the first Aircraft. If said one hundred percent (100%) cannot be accomplished, in respect of Materiel described in Sub-condition 2.2.1(i), the Seller will be required to have such items available at its facilities, and, in respect of Materiel described in Sub-conditions 2.2.1(ii) through (iv), the Seller will endeavor to have such items available at the applicable Suppliers' facilities for immediate supply in case of an AOG.

3.l.9.2 Unless otherwise agreed to, the Seller shall not quote leadtimes longer than [ * ].

3.1.9.3 The Buyer may cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, not later than the quoted lead time before scheduled delivery of said Materiel.

3.1.9.4 If the Buyer cancels or modifies any orders for Materiel outside the time limits defined in Sub-condition 3.1.9.3, the Buyer will reimburse the Seller for any direct costs incurred in connection therewith and the Seller will have no liability for such cancellation or modification.

3.l.9.5 All transportation costs for the return of Materiel under this Sub-condition 3.1, including any insurance, customs and duties applicable or other related expenditures, will be borne by the Seller.

3.l.10         Initial Provisioning Data for Exercised Options

3.1.10.1 All Aircraft for which the Buyer exercises its option will be included into the revision of the provisioning data that is issued after option exercise if such revision is not scheduled to be issued within four (4) weeks from the date of option exercise. If the option exercise date does not allow four (4) weeks preparation time for the Seller, the concerned Aircraft will be included in the subsequent revision as may be mutually agreed.

3.1.10.2 The Seller will, from the date of option exercise until three (3) months after Delivery of each Aircraft, submit to the Buyer details of particular Seller components being installed on each Aircraft, with recommendations regarding order quantity. A list of

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               such components will be supplied at the time of the provisioning data revision, as specified above.

3.1.10.3 The data concerning Materiel will, at the time of each Aircraft Delivery, at least cover such Aircraft's technical configuration as it existed six (6) months prior to Delivery and will be updated to reflect the final status of the concerned Aircraft once manufactured. Such update will be included in the data revisions issued three (3) months after Delivery of such Aircraft. The Seller will reduce this revision cycle if shorter cycles become available.

3.2            Replenishment and Delivery

3.2.l          General

               Buyer's purchase orders are administered in accordance with SPEC 2000, Chapter 3. However, Sub-condition 3.2.2 below does not apply to Initial Provisioning Data and Materiel as described in Sub-condition 3.1.

3.2.2          Lead times

               In general, lead times are in accordance with the provisions of the "World Airlines and Suppliers' Guide" (latest edition). Unless otherwise agreed to with the Buyer, the lead times quoted in the Seller's price list for delivery to the Buyer (the "Guaranteed Lead Times") shall not be more than :

               a) seven (7) calendar days for shelf stock Items and for Items classified as NO GO, GO IF and components with an MTBUR achieved or guaranteed lower than five thousand (5,000) flight hours and

               b) forty-five (45) calendar days for standard tooling and rotables/repairable and not qualifying as shelf stock Items, as determined in the WASG.

3.2.2.1 Seller Parts (described in Sub-condition 2.2.1 (i)) listed in the Seller's Spare Parts Price List can be dispatched within the lead times defined in the Seller's Spare Parts Price List.

               Lead times for Seller Parts, which are not published in the Seller's Spare Parts Price List, are quoted on request. In any event, the Seller shall comply with the latest industry standards to quote non-shelf stock Item lead times. In no event shall the time to quote be greater than ten (10) days.

3.2.2.2 Materiel of Sub-conditions 2.2.1 (ii) through 2.2.1 (iv) can be dispatched within the Supplier's lead time augmented by the Seller's own order and delivery processing time.

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3.2.2.3        Expedite Service

3.2.2.3.1      The Seller operates a twenty-four (24)-hour-a-day, seven
               (7)-day-a-week expedite service to supply relevant Seller Parts available in the Seller's stock, workshops and assembly line, including long-lead-time Spare Parts, to the international airport nearest to the location of such part (the "Expedite Service").

3.2.2.3.2 The Expedite Service is operated in accordance with the "World Airline and Suppliers Guide." Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

               (i)       four (4) hours after receipt of an AOG order,
               (ii) twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),
               (iii) [ * ] Working Days after receipt of an expedite order from the Buyer.

3.2.2.3.3 The Seller will deliver Seller Parts requested on an expedite basis against normal orders placed by the Buyer, or on telephone or telex requests by the Buyer's representatives. Such telephone or telex requests will be confirmed by subsequent Buyer's orders for such Seller Parts within a reasonable time.

3.2.3          Delivery Status

               The Seller will report to the Buyer the status of supplies against orders on a monthly basis.

3.2.4          Excusable Delay

               Condition 11 of these Conditions applies to the Materiel support.

3.2.5          Shortages, Over-shipments, Non-Conformity in Orders

3.2.5.1 Not later than thirty (30) days after receipt of Materiel delivered pursuant to a purchase order, the Buyer will advise the
               Seller:

               (i) of any alleged shortages or over-shipments with respect to such order, and
               (ii) of all nonconformities in part number in such order subjected to inspections by the Buyer visibly noticeable at the time of delivery.

               If the Buyer has not advised the Seller of any such alleged shortages, over-shipments or non-conformities within the above-defined period, the Buyer will be deemed to have accepted the deliveries.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.2.5.2        If the Buyer reports over-shipments or non-conformities within the period defined in ondition 3.2.5.l, then the Seller will, if the Buyer accepts such over-shipment or non-conformities, either replace the applicable Materiel or credit the Buyer for the returned Materiel. [ * ]

3.2.6          Packaging

               All Materiel will be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable materiel and Category II for rotables. Category I containers will be used if requested by the Buyer, and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Materiel. The original packing list is required to have the FSC codes of OEM suppliers for each MPN to be delivered in electronic format compatible with SPEC 2000.

3.2.7.         Delivery instructions

               With each shipment, the Seller is expected to enclose evidence of airworthiness conformity and proof of work as required by legislation and by the Order.

3.2.7.l.       Airworthiness Documentation

               All shipments of Items must be accompanied by current Airworthiness Export Documentation, such as FAA Form 8130-3 or equivalent form such as JAA Form One or Form AAC038, plus relevant work and test reports. The Seller shall ensure that all such documents are available and updated as needed.

               The documentation to be supplied together with the Items shall comprise the following:

               a)   For new Items
                    - Export Airworthiness Approval Tag (Form 8130-3 or equivalent) for Class II and III parts,
                    -    Certificate of Conformity for standard hardware parts,
                    -    Test report where required by the specification, and
                    -    Release certificate.

               b)   For used Items
                    - Release certificate (maintenance done under FAR/JAR 8130-3/JAA Form One/AAC-038),
                    -    Work report,
                    -    Test report, and
                    -    Sufficient maintenance history data.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.2.7.2.       FAR/TSO or PMA requirements

               - Items covered by a Technical Standard Order (TSO) must be identified in accordance with FAR 21.607 or equivalent JTSO or other equivalent documents.

               - Items covered by a Parts Manufacturer Approval (PMA) must be identified in accordance with FAR 45.15.

3.2.7.3.       Export License

               Where an Item is subject to export licensing procedures in the country of the Seller, the Seller shall ensure that an export license or similar documentation is obtained from its official authorities in time to allow delivery of the Item in accordance with the Buyer's Order delivery date.

               When such date cannot be met due to lack of export license, the Buyer shall have the right to cancel the Order at no liability to the Buyer.

               Delivery notes must detail the country of origin.

3.2.7.4        Life- or shelf-life-limited parts

               When the Seller delivers life-limited or shelf-life-limited or periodic-check-limited parts, the life limit or the shelf life or the periodic check, as well as the manufacture date, shall be specified on the release certificate and on the part packaging, and such part shall have at least eighty-five percent (85%) shelf life left at the time of delivery.

3.2.8.         Return to the Seller

               Should the Buyer find non-visual damage or functional faults affecting the delivered Item, or deviations from the Order specifications, the Buyer shall be entitled to return the Item to the Seller, within thirty (30) calendar days after discovery, at the Seller's expense.

3.2.9.         Delay in delivery

               The Seller shall immediately inform the Buyer of any known or anticipated delay and shall indicate a new delivery date.

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

3.2.10         [ * ]

3.2.11.        Delivery monitoring and reporting

               The Buyer and the Seller will agree on the monitoring of the Seller's Items delivery time, in the form of a Buyer Order status report.

3.3            Repairs

3.3.1          [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.3.2.         Computation

               The SPT shall be computed between physical receipt of the Item at the Seller's repair facilities and Airway Bill (AWB) issuance for shipment of the repaired Item from the Seller's facilities. This computation shall exclude delays not attributable to the Seller such as, but not limited to, the Buyer's time to answer the repair quotations from the Seller.

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3.3.3.         [ * ]

3.3.4.         [ * ]

3.3.5          SPT Monitoring and Reporting

               The Buyer and the Seller will agree on the monitoring of the Seller's SPT in the form of a customer repair order status report.

3.4.           PRICE

3.4.1          The Materiel prices will be:

               (i) [ * ] the Airbus North America Customer Services Spares Center, for deliveries from Airbus North America Customer Services.

               (ii) [ * ] place specified by the Seller, for deliveries from other Seller or Supplier facilities.

3.4.2 Prices will be the Seller's sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and will be expressed in US dollars.

3.4.3 Prices of Seller Parts will be in accordance with the current Seller's Spare Parts Price List. Prices will be firm for each calendar year. The Seller will notify the Buyer of the next calendar year's pricing three (3) months prior to the next calendar

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

               year, if available. [ * ]

3.4.4 Prices of Materiel as defined in Sub-conditions 2.2.1 (ii) through 2.2.1 (iv) will be the valid list prices of the Supplier augmented by the Seller's handling charge. The percentage of the handling charge will vary with the Materiel's value and will be determined item by item.

3.4.5 The Seller warrants that, should the Buyer purchase one hundred percent (100 %) of the recommended Initial Provisioning package of the Materiel as defined in Sub-conditions 2.2.1 (ii) through 2.2.l (iv) through the Seller, the average handling charge on the total package will not exceed [ * ]

               This average handling charge will apply when all orders are received by the Seller no later than nine (9) months before first Aircraft delivery.

3.5            PAYMENT PROCEDURES AND CONDITIONS

3.5.l Payment will be made in immediately available funds in US dollars. In case of payment in any other free convertible currency, the exchange rate valid on the day of actual money transfer will be applied for conversion.

3.5.2          Payment will be made by the Buyer to the Seller within thirty
               (30) days from the date of receipt of invoice, such that the value date of the credit to the accounts listed below falls within this thirty (30)-day period:

               (i) For wire transfer, in favor of Airbus North America Customer Services:

                         [ * ]

               (ii) For direct deposit (lockbox), in favor of Airbus North America Customer Services:

               (iii)     Airbus North America Customer Services

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                    PO Box 8500
                    Lock Box No. 4555
                    Philadelphia, PA 19178-4555
               [ * ]

3.5.3 All payments due the Seller hereunder will be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer will ensure that the sums received by the Seller under this Letter Agreement will be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts which would have been received in the absence of such deduction or withholding.

3.5.4 If any payment due the Seller for which the invoice has been received by the Buyer in a timely manner, and is not the subject of a good-faith dispute between the parties, is not received by the Seller on the date or dates agreed on between the Buyer and the Seller, without prejudice to the Seller's other rights under this Letter Agreement or at law, the Seller will be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for twelve (12) months deposits in US dollars (as published in the Financial Times on the due date) [ * ] (part year to be pro-rated).

3.6            Left intentionally blank.

3.7            Title

               Title to any Materiel purchased under this Letter Agreement remains with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

               The Buyer will undertake that Materiel, title to which has not passed to the Buyer, will be kept free from any debenture or mortgage or any similar charge or claim in favor of any third party.

3.8            Buy-back

3.8.1          Buy-Back of Obsolete Materiel

               The Seller agrees to buy back unused Seller Parts or Components which may become obsolete up to [ * ] years after Delivery of the first Aircraft to the Buyer as a result of

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               mandatory modifications required by the Buyer's or the Seller's
               Aviation Authorities, subject to the following:

               (i) The Seller Parts involved will be those that the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.
               (ii) The Seller will credit to the Buyer an amount equal to the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller's liability in this respect does not extend to quantities in excess of the Initial Provisioning recommendation.
               (iii) The Seller will use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

3.8.2          Buy-Back of Surplus Materiel

3.8.2.1 The Seller agrees that at any time up to [ * ] years after Delivery of the first Aircraft to the Buyer, the Buyer will have the right to return to the Seller, at a credit of one hundred percent (100 %) of the original purchase price paid by the Buyer, unused and undamaged Materiel (unless the damage was not visually noticeable at the time of delivery to the Buyer) described in Sub-condition 2.2.l (i) and at a credit of one hundred percent (100 %) of the original Seller list price, unused and undamaged Materiel described in Sub-condition 2.2.1 (ii) originally purchased from the Seller under the terms hereof, provided that
               (i) the selected protection level does not exceed ninety-six percent (96 %) with a transit time of twenty (20) days, (ii) said Materiel was recommended for the Buyer's purchase in the Seller's Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelf-life-limited, or does not contain any shelf-life-limited components with less than [ * ] shelf life remaining when returned to the Seller, and (iii) the Materiel is returned with the Seller's original documentation (tag, certificates).

3.8.2.2 If the Buyer elects to procure Materiel in excess of the Seller's recommendation, the Buyer will notify the Seller thereof in writing, with due reference to the present Condition. The Seller's agreement in writing is necessary before any Materiel in excess of the Seller's recommendation will be considered for buy-back.

3.8.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Sub-condition 3.8.2 will not apply to Materiel which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in Sub-condition 3.8.l above. Further, it is expressly understood and agreed that all credits described in this Sub-condition 3.8.2 will be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's spares account with the Seller.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.8.3          All transportation costs for the return of obsolete Materiel under this Sub-condition 3.8, including any insurance and customs duties applicable or other related expenditures, will be borne by the Buyer. [ * ]

3.8.4 The Seller's obligation to buy back surplus Materiel is conditioned on the Buyer reasonably demonstrating that items proposed for buy-back were in excess of the Buyer's requirements after the initial purchase of such items.

3.8.5 The Seller will accept, as a reasonable demonstration of such excess initial purchase by the Buyer, if the data submitted to the Seller in compliance with the provisions of Sub-condition 3.9 indicate that the items proposed for buy-back are surplus to the Buyer's requirements.

3.9            Inventory Usage Data

               The Buyer undertakes to provide periodically to the Seller a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list will be established according to SPEC 2000, Chapter 5, or as mutually agreed between the Seller and the Buyer.

3.10           Re-Order for Unmodified Items

               Notwithstanding that the Item may have been redesigned or modified, for as long as the Aircraft is either in manufacture or in operation, the Seller undertakes to accept Orders for, and to supply to the Buyer, such unmodified or fully interchangeable Seller Parts under conditions and at prices which shall not exceed those which would have applied should the unmodified Item have been in Seller's current supply at the time of the Buyer's re-Order.

3.11           [ * ]

3.12           Bar-coding

               The Seller shall comply with Spec2000, Chapter 9 for shipping labels, Parts tags and Item permanent identification.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.         TECHNICAL DATA AND DOCUMENTATION

4.1        General

               This Condition covers the terms and conditions for the supply of technical data and documents (hereinafter "Technical Data") to support the Aircraft operation.

               The Technical Data as outlined in this Agreement will be supplied at no charge to the Buyer and will be in English, using the aeronautical terminology in common use.

               All Technical Data will be provided in digital format using industry standards and as developed within the framework of the "Customer Focus Groups". The retained standards will be communicated to the Buyer no later than three (3) years before entry into service of the Aircraft.

               The following data will be available in ATA Spec 2200-compliant SGML format, including graphics belonging to SGML documents in ATA-compliant CGM format:

               -    Aircraft Maintenance Data,
               -    Illustrated Parts Data,
               -    Trouble-Shooting Data,
               -    Aircraft Wiring Data,
               -    Aircraft Wiring List Data,
               -    Aircraft Schematics Data,
               -    Electrical Standard Practices Data,
               -    Structural Repair Data,
               -    Service Bulletin Data,
               -    Flight Crew Operating Data,
               -    Master Minimum Equipment List Data
               - Component Maintenance Data (in the form of CMMM and CMMV in accordance with GCP2000).
               -    Abnormal and Emergency Checklist Data,
               -    Component Reliability Data.
               [ * ]

4.2        Scope

               Range, form, type, format, quantity and delivery schedule of Air Transport Association (ATA) and non-ATA Technical Data to be provided under this Agreement will be pursuant to Exhibit F.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               The Buyer will not be otherwise compensated for any Technical
               Data that is not used or is only used in part.

4.3        Aircraft Identification for Technical Data

4.3.1 For the customized Technical Data, the Buyer agrees to the allocation of fleet serial numbers ("Fleet Serial Numbers") in the form of a block of numbers selected in the range from 001 to 999.

4.3.2 The sequence will not be interrupted unless two (2) different Propulsion Systems or two (2) different aircraft models are selected.

4.3.3 The Buyer will indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number two (2) years before the first Aircraft Delivery. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers will not constitute any proprietary, insurable or other interest of the Buyer whatsoever in any Aircraft prior to its Delivery.

               The following customized Technical Data will be provided to the
               Buyer:

               -    Aircraft Maintenance Data,
               -    Illustrated Parts Data,
               -    Trouble-Shooting Data,
               -    Aircraft Wiring Data,
               -    Aircraft Schematics Data,
               -    Structural Repair Data,
               -    Weight and Balance Data,
               -    [ * ]

               A Freighter version of the Structural Repair Data will be provided.

               Component Maintenance Data, applicable to the Buyer's fleet, will be provided in the form of CMMM and CMMV in accordance with GCP2000. For component maintenance, Propulsion Systems data will be provided by the Propulsion Systems manufacturer, and BFE data will be supplied by the Buyer in accordance with Sub-condition
               4.4.2 below.

               [ * ]

4.4        Supplier Equipment

4.4.1 Information relating to Supplier equipment that is installed on the Aircraft by the Seller will be introduced into the customized Technical Data to the extent necessary

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

               for the explanation of the systems concerned [ * ] to the Buyer for the Technical Data initial issue.

4.4.2 The Buyer will supply the data related to Buyer Furnished Equipment to the Seller at least six (6) months before the scheduled delivery of the customized Technical Data. The Buyer Furnished Equipment data supplied by the Buyer to the Seller will be in English.

4.4.3 The Seller will introduce Buyer Furnished Equipment data, for equipment that is installed on the Aircraft by the Seller, into the customized Technical Data [ * ] to the Buyer for the Technical Data basic issue. The transportation costs related to Buyer Furnished Equipment data shipment will be the Buyer's responsibility.

4.5        Delivery

4.5.1          Technical Data are generally delivered on-line.

4.5.2.1 If Technical Data are delivered in another format, the Technical Data and corresponding revisions to be supplied by the Seller will be sent to one address for engineering and one address for flight operations, and the Buyer will notify the Seller of such addresses.

4.5.2.2 In such case, the shipment will be Free Carrier (FCA) Toulouse, France and/or Free Carrier (FCA) Hamburg, Federal Republic of Germany

4.5.3 The Seller and the Buyer will agree on a delivery schedule for the Technical Data, such schedule being designed to ensure a smooth entry into service of the Aircraft. The Buyer agrees to provide forty (40) days' notice when requesting a change to the delivery schedule.

               [ * ]

4.5.4 It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' needs for Technical Data. The Seller will, however, provide, on the Buyer's request, on-line access and, [ * ] such Technical Data as may be required from time to time, by the FAA or any other Airworthiness Authority, to support the operation of the Buyer's Aircraft.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.6        Revision Service

               Unless otherwise specifically stated, revision service will be provided [ * ] based upon a mutually agreed upon revision cycle, but which, in any case, [ * ]

4.7        Service Bulletin (SB) Incorporation

               During the period of revision service, upon the Buyer's request for incorporation, Service Bulletin information will be incorporated, within the next scheduled revision, provided that the intention to incorporate a Service Bulletin is notified by the Buyer ninety (90) days prior to this revision. The Seller will use best reasonable efforts to achieve a thirty (30)-day notification period. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that incorporation has been completed on all the Aircraft. The above provision is applicable for Technical Data relating to maintenance. For operational Technical Data, only the pre- or post-Service Bulletin status will be shown.

4.8        Performance Engineer's Programs

               The Seller will provide to the Buyer a full Performance Engineer's Programs (PEP) package, including Noise Level Calculation Program (NLCP), under license conditions defined in Appendix 1 to Exhibit F hereto. Revision Service will be provided [ * ]

4.9        Airbus On-Line Services (AOLS)

4.9.1 Technical Data are provided on-line under license conditions defined in Appendix 2 to Exhibit F hereto.

4.9.2 Access to the Airbus On-Line Services will be granted [ * ] to the Buyer allowing the Buyer access to the Basic and all Optional services for the Aircraft as soon as such services become available.

4.10       Future Developments

               The Seller will continuously monitor technological developments and apply them to data production and methods of transmission where beneficial and economical. The Buyer and the Seller will mutually agree to implement any new development proposed by the Seller.

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     separately with the Securities and Exchange Commission pursuant to Rule
     24b-2 under the Securities Exchange Act of 1934, as amended.

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4.11       Technical Data Familiarization

               Technical Data familiarization training will be provided in accordance with Clause 16 of the Agreement.

4.12       Customer Originated Changes

4.12.1 Buyer-originated data documented in the Buyer's own airline engineering bulletin may be introduced as Customer-Originated Changes (COC) into the following Seller-customized Technical
               Data:

               -    Aircraft Maintenance Data,
               -    Illustrated Parts Data,
               -    Trouble-Shooting Data,
               -    Aircraft Wiring Data,
               -    Aircraft Schematics Data,
               -    Flight Crew Operation Data
               -    Quick-Reference "Handbook" Data.

4.12.2 COC data will be established by the Buyer according to the Customer Guide for Customer Originated Changes, as issued by the Seller. The Buyer will ensure that any such data is in compliance with its local Aviation Authorities' requirements.

               COC data will generally be delivered on-line by the Buyer. It will be incorporated by the Seller into all affected customized Technical Data unless the Buyer specifies in writing the Technical Data of its choice into which the COC data will be incorporated.

               COC data will be incorporated into the Technical Data at the next revision following receipt of the COC data, when the Seller receives the applicable COC data at least [ * ] before the next revision [ * ]

4.12.3 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data issued by the Seller will be entirely at the Buyer's risk. Further, the Buyer acknowledges full liability for the effects, including all related costs, that any COC may have on any subsequent Service Bulletins and/or modifications.

4.12.3.1 The Seller will not be required to check any COC data submitted for incorporation. Accordingly, the Seller will be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect that the incorporation of such COC may have on the Technical Data issued by the Seller.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.12.3.2       In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

4.12.4 The incorporation of any COC as aforesaid will be performed under the conditions specified in the Seller's then current Customer Services Catalog.

4.13       Warranties

4.13.1 The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain any non-conformity or defect, [ * ] at its option, correct or replace such Technical Data. Notwithstanding the above, no warranties of any kind are given for the COCs.

               Notwithstanding the provisions of this Sub-condition 4.13.1, [ * ]

4.13.2         [ * ]

4.14       Proprietary Rights

4.14.1 All proprietary rights, including, but not limited to, patent, design and copyrights, relating to Technical Data, will remain with the Seller.

               These proprietary rights will also apply to any translation into a language or languages or media that may have been performed, or caused to be performed, by the Buyer.

4.14.2 Whenever this Letter Agreement or the Agreement provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as express or implicit approval, whatsoever, either of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as any right other than those provided herein for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.15       Confidentiality

4.15.1 The Technical Data and their contents are designated as confidential. All such Technical Data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

4.15.2         [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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5.             TECHNICAL SERVICES

5.1.           Technical Assistance, Liaison and Reporting

5.1.1.         [ * ]

5.1.2.         Technical Advisory Assistance

               The Seller shall maintain a service organization capable of responding promptly to requests from the Buyer for technical advisory assistance on the operation, maintenance, service, repair and overhaul of an Item whether under warranty or not.

               Such organization shall include suitably qualified, responsive personnel capable of answering immediately a technical query and performing on-site assistance as necessary. In particular, this organization will include a technical AOG service.

               Shop findings reports shall be dispatched with the returned
               Items.

               The Seller shall also provide to the Buyer a copy of the shop findings reports and applicable field service reports, for all Items returned to the Seller for repair, replacement or correction clearly indicating if the removal was confirmed, not confirmed or NFF.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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5.1.3.         Technical Performance Reporting

               If so requested by the Buyer, the Seller shall arrange data retrieval on the technical performance/reliability of an Item and provide technical statistics on a periodic basis.

5.2.           Correction of In-Service Problems[ * ]

5.2.1.         Corrective Actions

               Should an Item for any reason develop an in-service problem, the Seller, in co-operation with the Buyer, shall take fast and efficient action to correct the problem, employing necessary resources to provide the Buyer with a timely and acceptable solution. The Seller shall endeavor to complete corrective actions notwithstanding any pending commercial settlement. [ * ]

5.2.2.         [ * ] Programs

               [ * ]

               In the event that an Item modified by the Seller as part of a [ * ]

5.3            Seller Representatives and Duties

               The Seller will provide, or cause to be provided [ * ] the services described in this Sub-condition 5.3, at the Buyer's main base and at other locations to be mutually agreed upon.

5.3.1          Customer Support Director

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               The Seller will assign the services of [ * ]

               The Customer Support Director will act as the focal point within the Seller's Customer Support for the Buyer with regard to all support issues, including training and technical and materiel support. The Customer Support Director will ensure that the services provided to the Buyer are developed with the Buyer and are adapted to the Buyer's needs. The Buyer and the Seller recognize that the Customer Support Director will not be dedicated exclusively to the Buyer, but the Seller will ensure that the Customer Support Director's other responsibilities are such as to allow good and proper and timely support to the Buyer.

               The Customer Support Director will maintain a status report on all support issues related to the Aircraft and post it on a web page on the Buyer's intranet on a regular basis. The Buyer agrees to provide the necessary space, access and instruction to the Resident Customer Support Manager to allow this.

5.3.2          Customer Service Representatives

5.3.2.1 The Seller will also provide the services of a team of Seller customer service representatives ("Seller Representatives") acting in an advisory capacity. [ * ] This team will comprise the following persons:

               (i) A Resident Customer Support Representative at the Buyer's main base starting prior to entry into service of the Aircraft and continuing [ * ]

               (ii) A mutually agreed-upon number of Seller's Representatives at the Buyer's main base (or at mutually agreed-to outstation locations of the Buyer) [ * ]

               (iii) Seller Representatives providing on-site technical assistance (available to all aircraft), on a non-exclusive basis, at selected A380 aircraft destinations [ * ]

               The Seller Representatives will provide advice on trouble-shooting and will provide general technical support as well as support at turn-around to minimize technically induced delays. The Seller Representatives will have a prime duty to support the Buyer, but on an occasional basis may help other operators of Airbus aircraft on the Buyer's bases just as the Buyer may obtain assistance from Seller service representatives allocated to other operators of Airbus aircraft.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               For up to the [ * ] The Seller Representatives will assist the
               Buyer's maintenance staff in the use and application of the Aircraft's On-board Maintenance System (OMS).

               [ * ]

5.3.2.2 The Seller will cause similar services to be provided by the representatives of the Propulsion Systems manufacturer and by representatives of the Suppliers when necessary and applicable.

5.3.2.3 The Seller will provide to the Buyer an annual written account of the consumed months and any remaining balance of months. Such account will be deemed approved by the Buyer unless the Seller receives written objection from the Buyer within thirty (30) days of receipt of such account.

5.3.2.4 Should the Buyer request additional services that exceed the amounts set forth in this Sub-condition 5.3.2, the Seller may provide additional services subject to the terms and conditions agreed to by the Buyer and the Seller at the time of such request.

5.3.3          The Buyer's Service

5.3.3.1 From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer [ * ] suitable office space and facilities, including telephone, facsimile and computer network connections for the sole use of the Seller Representatives in, or conveniently near, the Buyer's maintenance facilities. The Buyer will provide, or cause to be provided, telecommunications facilities [ * ] to be invoiced on a monthly basis.

5.3.3.2 In accordance with the Buyer's internal regulations, the Buyer will provide, or cause to be provided [ * ] when said Seller's Representatives are assigned away from the locations mentioned above in Sub-condition 5.3.2.1 at the Buyer's request, commercial transportation between the said locations and the place of assignment.

5.3.3.3 The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

5.3.4          Temporary Assignment and Withdrawal of Seller Representatives

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               The Buyer agrees that the Seller will have the right to transfer or recall any Seller Representative(s), on a temporary or permanent basis, as it sees fit, particularly if, in the Seller's opinion, the conditions are dangerous to the Seller Representatives' safety or health or prevent the fulfillment of any contractual tasks. The Buyer will receive credit for the days during which any Seller Representative is absent from the Buyer's facility pursuant to this Sub-condition 5.3.

               [ * ]

5.3.5          Representatives' Status

               In providing the above technical service, the Seller's employees, including the Seller Representative(s) and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer's employees or agents.

5.4            Training and CBT Aids

               In accordance with Clause 16 of the Purchase Agreement.

5.5.           [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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5.6.           [ * ]

5.7.           [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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6              WARRANTIES AND GUARANTEES

               The Seller represents and warrants that the Manufacturer has provided to the Seller the following Seller Warranty at Aircraft Delivery, Seller Warranty for Seller Parts, Supplier Warranties, Service Life Policy, Maintenance Cost Protection Guarantee, Component Reliability Guarantee and Direct Maintenance Cost Guarantee, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said Seller Warranty at Aircraft Delivery, Seller Warranty for Seller Parts, Supplier Warranties, Service Life Policy, Component Reliability Guarantee and Direct Maintenance Cost Guarantee, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

               It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Letter Agreement.

QUOTE

6.1            SELLER WARRANTY AT AIRCRAFT DELIVERY

6.1.1          Nature of Warranty

               Subject to the limitations and conditions as hereinafter provided, and except as provided in Sub-condition 6.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will be, at the time of Aircraft Delivery, free from defects:

               (i)       in material,

               (ii) in workmanship, including, without limitation, processes of manufacture,

               (iii) in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

                                                                          LA4-44

               (iv) arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

               For the purposes of this Letter Agreement, the term "Warranted Part" will mean any Seller proprietary component, accessory or part, which is installed on an Aircraft at Delivery and (a) which is manufactured to the detail design specification of the Seller or a subcontractor of the Seller (b) which bears a part number of the Seller at the time of Delivery, and (c) which is not covered by GCP 2000.

               The Seller warrants that, at the time of Delivery of an Aircraft, all Warranted Parts will have less than fifty (50) flight hours and will never have been rejected by another aircraft operator, manufacturer, distributor or maintenance or repair center.

6.1.2          Exceptions

               The warranties set forth in Sub-condition 6.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

               (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Sub-condition 6.1 and be covered by the warranty set forth in Sub-condition 6.1.1(ii), and

               (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Sub-condition 6.1 and be covered by the warranty set forth in Sub-condition 6.1.1 (iii).

6.1.3          Warranty Periods

6.1.3.1 The warranties described in Conditions 6.1.1 and 6.1.2 hereinabove will be limited to those defects that become apparent within [ * ] Delivery of the affected Aircraft (the "Warranty Period").

6.1.3.2        [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

6.1.3.3        [ * ]

6.1.3.4        [ * ]

6.1.4          Limitations of Warranty

6.1.4.1 THE BUYER'S REMEDY AND THE SELLER'S OBLIGATION AND LIABILITY UNDER SUB-CONDITIONS 6.1.1 AND 6.1.2 HEREINABOVE ARE LIMITED TO, AT THE SELLER'S EXPENSE AND OPTION, THE REPAIR, REPLACEMENT OR CORRECTION OF ANY DEFECTIVE WARRANTED PART. ALTERNATIVELY, THE SELLER MAY, WITH THE BUYER'S APPROVAL, FURNISH A CREDIT TO THE BUYER FOR THE FUTURE PURCHASE OF GOODS AND SERVICES (NOT INCLUDING AIRCRAFT) EQUAL TO THE PRICE AT WHICH THE BUYER IS THEN ENTITLED TO ACQUIRE A REPLACEMENT FOR THE DEFECTIVE WARRANTED PART.

6.1.4.2 In the event that the Seller corrects a defect covered by Sub-condition 6.1.1 (iii) that becomes apparent within the applicable period set forth in Sub-condition 6.1.3 and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing, [ * ] However, the Seller will not be responsible, nor deemed to be in default, on account of any delay in Delivery of any Aircraft under the Agreement or otherwise, in respect of performance of this Letter Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to Deliver such Aircraft with subsequent correction of the defect by the Buyer [ * ] or the Buyer may elect to accept Delivery and the Seller will offer a pre-approved warranty remedy at Delivery.

6.1.4.3        [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

6.l.5          Warranty Claim Requirements

               The Buyer's remedy and the Seller's obligation and liability under this Sub-condition 6.l, with respect to each claimed defect, are subject to the following conditions precedent:

               (i)       the defect becomes apparent within the Warranty Period,

               (ii) the Buyer submits to the Seller proof, reasonably satisfactory to the Seller, that the claimed defect is due to a matter covered under the provisions of this Sub-condition 6.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Sub-condition 6.8 or from any act or omission of any third party maintaining or operating the Aircraft,

               (iii) the Buyer returns, as soon as practicable, the Warranted Part claimed to be defective to the repair facilities designated by the Seller, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Sub-condition 6.1.7,

               (iv) the Seller receives a "Warranty Claim" complying with the provisions of Sub-condition 6.1.6 below.

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

6.1.6          Warranty Administration

               The warranties set forth in Sub-condition 6.1 will be administered as hereinafter provided:

               (i)       Claim Determination

                         Warranty Claim determination by the Seller will be reasonably based on the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information as appropriate. The Seller will adjudicate each Warranty Claim within thirty (30) days of receipt.

               (ii)      Removal and Transportation Costs

                         [ * ]

               (iii)     Return of an Aircraft

                         In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller's rights hereunder, to repair such Aircraft either at the Buyer's facilities or at another place acceptable to the Seller. If the Seller elects to inspect, such inspection team will be dispatched as soon as practically possible, but generally within twenty-four (24) hours after notice from the Buyer. Return of any Aircraft by the Buyer to the Seller, and return of such Aircraft to the Buyer's facilities, will be at the Buyer's expense, unless such return was at the direction, or for the convenience, [ * ]

               (iv)      On-Aircraft Work by the Seller

                         [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-48

                         The Seller and the Buyer will agree on a schedule and place for the work to be performed.

               (v)       Warranty Claim Substantiation

                         For each claim under this Sub-condition 6.1, the Buyer will give notice (the "Warranty Notification") to the Seller at the earliest practicable time, but in no event later than ninety (90) days after discovering the defect, that contains, as applicable, the data listed below with respect to a part or Aircraft. The Buyer will provide a Warranty Claim within one hundred eighty
                         (180) days after the completion of the required repair or correction of the defect giving rise to such Warranty Claim. The Seller will establish an internet portal to allow electronic filing and tracking of the Buyer's Warranty Notifications and Claims, which shall contain the following:

                         (a)  Description of defect and action taken, if any,

                         (b)  Date of incident and/or of removal,

                         (c)  Description of the defective part,

                         (d)  Part number,

                         (e)  Serial number (if applicable),

                         (f) Position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are to be defined pursuant to Condition 4 and Exhibit F hereto), if applicable,

                         (g) Time since last shop visit at the date of defect appearance, if applicable,

                         (h) Manufacturer's serial number (MSN) of the Aircraft and/or its registration number,

                         (i) Aircraft total flying hours or calendar times and/or number of landings, as applicable, at the date of defect appearance,

                         (j)  Claim number,

                         (k)  Date of claim, and

                         (l) Date of Delivery of an Aircraft or delivery of a part to the Buyer.

                         Warranty Claims are to be filed electronically.

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

               (vi)      Replacements

                         Replacements made pursuant to this Sub-condition 6.l will be made within the lead time defined in the Seller's Spare Parts Price Catalog. Replaced components, equipment, accessories or parts will become the Seller's property.

                         Title to, and risk of loss of, any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to, and risk of loss of, a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Sub-condition 6.1, title to, and risk of loss of, such component, accessory, equipment or part will pass to the Buyer.

                         Notwithstanding the foregoing, the Seller agrees to indemnify the Buyer for loss for any Aircraft, component, accessory, equipment or part in the Seller's possession under provisions of this Sub-condition 6.l.6. This indemnification will extend only to the period from time of tender of possession to the Seller until return of possession to the Buyer.

               (vii)     Rejection

                         The Seller will provide reasonable written substantiation in case of rejection of a claim. The Buyer will (a) pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected claim and (b) pay the costs of transportation to the Airbus North America Customer Services Spares Center in Ashburn, VA, insurance and any other costs associated with the sending or return of any Warranted Part or any other item, equipment, component or part for which the Seller rejects the Buyer's Warranty Claim. The Seller will contact the Buyer prior to the shipment or return of such parts and will await and comply with the Buyer's instructions as to choice of transportation carrier before taking any further transportation actions whatsoever. Such Buyer's instructions will be communicated within thirty (30) days. The Seller will reimburse the Buyer for any inspection charges and transportation costs paid by the Buyer, under this Sub-condition 6.1.6(vii) for a rejected part, should such rejected part fail upon its return to service and be subsequently accepted as a valid Warranty Claim.

               (viii)    Inspection

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

                         The Seller will have the right to inspect the affected Aircraft, and the Buyer will provide the necessary records relating to a Warranty Claim thereto in the event of any Warranty Claim under this Sub-condition 6.1.

6.1.7          In-house Warranty

               (i)       Authorization

                         The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Sub-condition 6.1.7 ("In-house Warranty").

               (ii)      Conditions of Authorization

                         The Buyer will be entitled to the benefits under this Sub-condition 6.1.7 for repair of Warranted Parts:

                         (a) only if adequate facilities and qualified personnel are available to the Buyer,

                         (b) provided that repairs are to be performed in accordance with the Seller's written instructions as set forth in applicable Technical Data, and

                         (c) only to the extent specified by the Seller, or, in the absence of the Seller's specifying, to the extent reasonably necessary to correct the defect as defined by the Buyer's engineering specifications, Engineering Order or Engineering Authorization, in accordance with the standards set forth in Sub-condition 6.8.

                                                                          LA4-51

               (iii)     The Seller's Rights

                         The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Sub-condition 6.1.6(ii), if, in the judgment of the Seller, the nature of the defect requires technical investigation. [ * ]

                         The Seller will further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

               (iv)      In-house Warranty Claim Substantiation

                         Claims for In-house Warranty credit will be filed within the time period set forth in, and will contain the same information required in, Warranty Claims under Sub-condition 6.1.6(v) and, in addition, will include:

                         (a) a report of technical findings with respect to the defect,

                         (b)  for parts required to remedy the defect:

                              -    part numbers,
                              -    serial numbers (if applicable),
                              -    description of the parts,
                              -    quantity of parts,
                              -    unit price of parts,
                              - related Seller's or third party's invoices (if applicable),
                              -    total price of parts,

                         (c)  detailed number of labor hours,

                         (d) In-house Warranty Labor Rate (defined below in Sub-condition 6.1.7(v)(b)), and total claim value.

               (v)       Credit

                         The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account in US dollars. [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

               (vi)      Limitation on Credit

                         The Buyer will in no event be credited for repair costs (labor and material) for any Warranted Part to the extent that such costs [ * ] (b) repair costs (labor and material) that would have resulted if repairs had been carried out at the Seller's facilities.

                         [ * ]

               (vii)     Scrapped Material

                         The Buyer may, with the agreement of the Seller's Resident Customer Support Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                         Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the Warranty Period set forth in this Sub-condition 6.l.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

               (viii)    DISCLAIMER OF SELLER LIABILITY FOR THE BUYER'S REPAIR

                         THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NON-CONFORMANCE OR PROBLEM OF ANY KIND ARISING OUT OF, OR IN CONNECTION WITH, ANY IN-HOUSE REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUB-CONDITION 6.l.7, INCLUDING, BUT NOT LIMITED TO : LIABILITY IN CONTRACT OR IN TORT; LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY; AND/OR LIABILITY TO ANY THIRD PARTIES. NOTWITHSTANDING THE FOREGOING, THIS INDEMNIFICATION WILL NOT EXTEND TO THOSE REPAIRS THAT ARE PERFORMED IN ACCORDANCE WITH THE MANUFACTURER'S REPAIR INSTRUCTIONS.

6.1.8          Warranty Transferability

               The warranties provided for in this Sub-condition 6.l for any Warranted Part will continue to accrue if the Warranted Part enters into the possession of another airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

6.l.9          Warranty for Corrected, Replacement or Repaired Warranted Parts

               Whenever any Warranted Part that contains a defect for which the Seller is liable under Sub-condition 6.l has been corrected, repaired or replaced pursuant to the terms of this Condition 6, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replaced Warranted Part [ * ]. Furthermore, the repair of a Warranted Part will be warranted for [ * ] from delivery to the Buyer of the applicable repaired Warranted Part. In the event that a defect is attributable to a negligent act or omission by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Sub-condition 6.l in respect of the affected Warranted Part.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-54

6.2            Seller Warranty for Seller Parts

               Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that each Seller Part as defined above in Condition 2.2.1(i) will, at the time of delivery to the Buyer, be suitable for its intended use and be free from defects:

               (i)       in material,

               (ii) in workmanship, including, without limitation, processes of manufacture,

               (iii) arising from failure to conform to the applicable specification for such part,

               (iv) such as to hinder, restrict or annul the validity of the Certificate of Airworthiness of the Aircraft on which the Seller Part is fitted.

6.2.2          Warranty Period

6.2.2.1 The warranty period for defects in new Seller Parts is [ * ] to the Buyer (the "Seller Parts Warranty Period").

6.2.2.2 The warranty period for used Seller Parts delivered by and/or repaired, modified, overhauled or exchanged by the Seller is [ * ] of such parts to the Buyer.

6.2.3          The Buyer's Remedy and The Seller's Obligation

               The Buyer's remedy and Seller's obligation and liability under this Sub-condition 6.2 are limited to the repair, replacement or correction, at the Seller's expense and option, of any defective Seller Part.

               The Seller, at its option, may furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Part.

               The provisions of Sub-conditions 6.1.5, 6.1.6 and 6.1.7 of the Agreement will, as applicable, also apply to this Sub-condition 6.2.

6.3            Supplier Warranties

6.3.1          The Seller's Support

               [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-55

6.3.2          The Supplier's Default

6.3.2.l In the event that any Supplier under any standard warranty or indemnity against patent infringement obtained by the Seller pursuant to Sub-condition 6.3.1 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringement with respect to a Supplier part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Sub-condition 6.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part except that the shorter of (i) the Supplier's warranty period indicated in the Supplier Product Support Agreements manual, and
               (ii) the Warranty Period indicated in Sub-condition 6.l.3 of this Agreement will apply.

6.3.2.2 In the event that any Supplier under any Supplier service life policy obtained by the Seller pursuant to Sub-condition 6.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Sub-condition 6.4 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit D hereto.

6.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Supplier, with respect to and arising by reason of such default, and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

6.4            Seller Service Life Policy

6.4.1          Scope and Definitions

               In addition to the warranties set forth in Sub-condition 6.1 above, the Seller further agrees that should a Failure occur in any SLP Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in this Sub-condition 6.4.4, the provisions of this Sub-condition 6.4 will apply.

               For the purposes of this Sub-condition 6.4, the following definitions will apply:

               (i) "SLP Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit D hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Sub-condition 6.4.2. During the development period of the Aircraft, the Buyer and Seller will further review and complete this list of SLP Items, as applicable, to address the Aircraft's unique design.

               (ii) "Failure" means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item that has occurred, or can reasonably be expected to occur, on a repetitive or fleetwide basis.

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6.4.2          Periods and the Seller's Undertaking

               Subject to the general conditions and limitations set forth in Sub-condition 6.4.4 below, the Seller agrees that if a Failure occurs in an SLP Item before the Aircraft in which such SLP Item is installed has completed [ * ] after the Delivery of the applicable Aircraft to the Buyer, whichever occurs first, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

6.4.2.1        [ * ]

6.4.2.2        [ * ]

6.4.2.3 [ * ] to incorporate SLP-related modifications in production Aircraft [ * ]

6.4.3          The Seller's Participation in the Cost

               Any part or SLP Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an SLP Item will be furnished to the Buyer [ * ]

6.4.4          General Conditions and Limitations

6.4.4.l Notwithstanding the Seller's cost participation mentioned in Sub-condition 6.4.3, during the Warranty Period applicable to an SLP Item under Sub-condition 6.1.3 the level of Seller's cost participation will be [ * ]

               The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

               (i) The Buyer will maintain log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Sub-condition 6.4.3 above.

               (ii) The Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

               (iii) The provisions of Sub-condition 6.8 will have been complied with.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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               (iv)      In the case of any breakage or defect, the Buyer will
                         report the same in writing to the Seller within one hundred twenty (120) days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

6.4.4.3 Except as otherwise provided in this Sub-condition 6.4, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Sub-condition 6.l.6.

6.4.4.4 In the event that the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit [ * ] If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Sub-condition 6.4 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

6.4.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUB-CONDITION 6.4 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUB-CONDITION 6.4. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER, OR BY VIRTUE OF, THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUB-CONDITION 6.4 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUB-CONDITIONS 6.10 AND 6.11, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER, OR BY VIRTUE OF, THIS SERVICE LIFE POLICY WITH RESPECT TO SUCH NON-PERFORMANCE.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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6.4.5          Transferability

               The Buyer's rights under this Sub-condition 6.4 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

               Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

6.5            [Intentionally Deleted]

6.6            [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-59
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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-60
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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-62
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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-63
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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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6.7.           [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-65
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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-66
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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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6.8.           Good Airline Operation - Normal Wear and Tear

6.8.1          Good Airline Operation

               The Buyer's rights under this Condition 6 are subject to the Aircraft and each Item being stored, maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller and all applicable rules, regulations and directives of the relevant Aviation Authorities. The Seller's liability under this Condition 6 shall not extend to:

               (i) any Item which has been repaired, altered or modified after delivery except by the Seller or in a manner approved by the Supplier;

               (ii)      any Item which has been operated in a damaged state;

               (iii) any Item from which the trade mark, name, part or serial number or any other identification marks have been removed;

               unless, in any such case (except in the case of (iii) above), the Buyer submits reasonable evidence to the Seller that the fault did not arise from, or was not contributed to, by any one (1) or more of the said causes.

6.8.2          Normal Wear and Tear

               The Seller's liability under this Condition 6 shall not extend to normal Wear and Tear as defined by the Component Specification.

6.9            Limitations

               All durations quoted in this Condition 6 are subject to the limitation of Sub-conditions 2.1 and 14.

6.10           EXCLUSIVITY OF WARRANTIES

               THIS CONDITION 6 (INCLUDING ITS SUB-PROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

               THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CONDITION 6 ARE ADEQUATE AND SUFFICIENT TO

                                                                          LA4-68

               PROTECT THE BUYER FROM ANY DEFECT OR NON,CONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THE AGREEMENT OR THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NON,CONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THE AGREEMENT OR THIS LETTER AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

               (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

               (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

               (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;

               (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

               (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

               (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                    (a) LOSS OF USE, OR REPLACEMENT, OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (c)  LOSS OF PROFITS AND/OR REVENUES;

                    (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

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               THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS LETTER
               AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED, EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CONDITION 6 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CONDITION 6 WILL REMAIN IN FULL FORCE AND EFFECT.

6.11           Duplicate Remedies

               The remedies provided to the Buyer under this Condition 6 as to any defect in respect of the Aircraft, or any part thereof, are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Condition 6 for any such particular defect for which remedies are provided under this Condition 6; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Condition 6 that constitutes a duplication of any remedy elected by it under any other part hereof or of the Agreement for the same defect. The Buyer's rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Condition 6, and the Buyer will not have any right to require specific performance by the Seller.

UNQUOTE

               In consideration of the assignment and subrogation by the Seller under this Condition 6 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

               THIS CONDITION 6 (INCLUDING ITS SUB-PROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR THE AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS LETTER AGREEMENT OR THE AGREEMENT.

               THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CONDITION 6 ARE ADEQUATE AND SUFFICIENT TO

                                                                          LA4-70

               PROTECT THE BUYER FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT OR THE AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THE AGREEMENT OR THIS LETTER AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

               (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

               (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

               (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;

               (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

               (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

               (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                    (a) LOSS OF USE, OR REPLACEMENT, OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                    (c)  LOSS OF PROFITS AND/OR REVENUES;

                    (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

                                                                          LA4-71

               THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER IN THE EVENT THAT ANY PROVISION OF THIS CONDITION 6 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CONDITION 6 WILL REMAIN IN FULL FORCE AND EFFECT.

               The remedies provided to the Buyer under this Condition 6 as to any defect in respect of the Aircraft or any part thereof, are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Condition 6 for any such particular defect for which remedies are provided under this Condition 6; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Condition 6 that constitutes a duplication of any remedy elected by it under any other part hereof or of the Agreement for the same defect. The Buyer's rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Condition 6, and the Buyer will not have any right to require specific performance by the Seller.

6.12           NEGOTIATED AGREEMENT

               The Buyer and the Seller specifically recognizes that:

               (i) the Agreement, and in particular this Condition 6 of this Letter Agreement, has been the subject of discussion and negotiation and is fully understood by the Buyer;

               (ii) the price of the Aircraft, and the other mutual agreements of the Buyer set forth in the Agreement, were arrived at in consideration of, inter alia, the provisions of this Condition 6, specifically including the Exclusivity of Warranties set forth in Sub-condition 6.10

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7              INTERFACE COMMITMENT

7.1            Interface Problem

               If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one
               (1) or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the interface Problem and the Seller's recommendations as to corrective action. The Seller will use reasonable efforts to complete such investigation within ninety (90) days and, in any event, will provide an interim status report.

7.2            The Seller's Responsibility

               If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, replace, repair or correct the design of such Warranted Part, pursuant to the terms and conditions of Sub-condition 6.l.

7.3            The Supplier's Responsibility

               If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part. In the event that the Supplier fails to take action pursuant to the Seller's recommendation as to the necessary corrective action within a reasonable time, the Seller agrees to correct, repair or replace such Supplier component in accordance with and subject to the terms and conditions of Sub-condition 6.3.2.1 of this Letter Agreement.

7.4            Joint Responsibility

               If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly

                                                                          LA4-73
               advise the Buyer of any corrective action proposed by the Seller and any such Supplier and provide information on any impact this action has on the Aircraft such as weight, loadability and performance. Such proposal will be consistent with any then-existing obligations of the Seller hereunder and of any such Supplier to the Buyer in accordance with GCP 2000. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem. The Seller will, in this case, and at the request of the Buyer, coordinate and process the Buyer's warranty claim(s) for the Warranted Parts and Supplier Parts.

7.5            General

7.5.l All requests under this Condition 7 will be directed both to the Seller and the affected Suppliers. The Seller will, at the request of the Buyer, coordinate and manage the corrective action(s) with the Suppliers and will act as the focal point for the Buyer.

7.5.2 Except as specifically set forth in this Condition 7, this Condition 7 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

               All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Condition 7 will be deemed to be delivered under this Letter Agreement and will be subject to the terms, covenants and conditions set forth in these Conditions.

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8              [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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9.             [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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10.            SUBCONTRACTING

               The Seller may subcontract all or part of its obligations under these Conditions to the Seller's designated and authorized third parties (Affiliate, agency, repair station, stockist, subcontractor, Supplier and co-operative partner); the latter shall be deemed to act on behalf of the Seller, and the Seller shall ensure that they are aware of, and comply wit,h these Conditions. The Seller shall not be relieved from its obligations and liabilities and shall substitute for such third parties in the event they fail to perform in accordance with these Conditions within the scope of their responsibility. In the latter circumstances, the Seller shall bear any damages and/or additional costs incurred by the Buyer.

               Such subcontract shall be undertaken only when the Seller can ensure that all legal requirements which may be imposed by the Aviation Authority are complied with.

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11.            EXCUSABLE DELAYS

               Neither party shall be responsible, or be deemed to be in default, on account of an Excusable Delay (as defined in Clause 10 of the Agreement).

               Either party shall as soon as practicable after becoming aware of any such excusable delay, notify the other party of such delay and of the probable duration and shall, as soon as practicable after the removal of the cause of such delay, resume its performance under these Conditions, unless otherwise agreed upon between both parties. The Buyer shall have the right to cancel an Order if the Excusable Delay exceeds an operationally and/or economically acceptable period of time.

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12.            SELLER PARTS LEASING

12.1           General

               The terms and conditions of this Condition 12 will apply for the leasing of Seller Parts listed in Exhibit E hereto, hereinafter "Leased Parts" or a "Leased Part," and will form a part of each lease of Seller Parts by the Buyer from the Seller.

12.l.1 The terms and conditions of this Condition 12 will prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts. The Seller's current proprietary parts Repair Guide will be provided to the Buyer and will be used, along with this Letter Agreement, as the basis for Seller Parts lease transactions between the Buyer and the Seller. However, in case of discrepancy, this Letter Agreement will prevail.

12.1.2 For the purposes of this Condition 12, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer.

12.l.3         [INTENTIONALLY LEFT BLANK]

12.2           Leasing Procedure

               On the Lessee's request by telephone (to be confirmed promptly in writing), telefax, cable, SITA, letter or other written instrument, the Lessor will lease such Leased Parts, which will be made available in accordance with Sub-condition 3.2.2.3 for the purpose of being substituted for a part removed from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document (hereinafter "Lease") issued by the Lessor to the Lessee not later than seven (7) days after delivery of the Leased Part.

12.3           Lease Period

12.3.l The period of the Lease (the "Lease Period") will begin on the day the Leased Part is delivered [ * ] and end on either the day the Leased Part is returned (POD) at the Lessor or at any address indicated by the Lessor or the day when title to the Leased Part passes to the Lessee.

12.3.2 If the Lessee does not return the Leased Part to the Lessor within [ * ], then the Lessor, by giving prompt written notice to the Lessee, may deem such non-return an election by the Lessee to purchase the Leased Part unless the reason for the long lease is due to the Seller's failure to repair the removed unit. On receipt of such notice, the Lessee will pay the Lessor all amounts due under Sub-conditions 12.4 and 12.8 for the Leased Part for the Lease Period of [ * ] plus the current sales price of the Leased Part

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-82
               in effect when Lease is converted to a document of sale. Title to such Leased Part will pass to the Lessee in accordance with sub-condition 12.6.

12.3.3 The minimum Lease Period is seven (7) days. If the shipment of a Leased Part has been arranged and the Lessee cancels the order for such Leased Part, the minimum chargeable period of seven (7) days will apply.

12.4           LEASE CHARGES AND TAXES

               During the Lease Period, the Lessee will pay the Lessor the following amounts:

               (i) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (l/365) of the Catalog Price of such Leased Part, as set forth in the Seller's Spare Parts Price List in effect on the date of commencement of the Lease Term,

               (ii) any reasonable additional costs, which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required, to place the Leased Part in satisfactory condition for lease to a subsequent Buyer,

               (iii)     all transportation and insurance charges, and

               (iv) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (excluding the net gross income of the Lessor) (the "Lease Charges").

               All payments due hereunder will be made in accordance with Sub-condition 3.5.

12.5           Risk of Loss, Maintenance, Storing and Repair of the Leased Part

               (i) The Lessee will be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant Aviation Authorities and the Lessee's maintenance and storage program.

               (ii) Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee.

               (iii) The Leased Part will be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee will provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

                                                                          LA4-83

               (iv) All documentation will include, but not be limited to, evidence of incidents, such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

               (v) The Leased Part must not be loaned or sub-leased to a third party.

               (vi) Risk of loss of, or damage to, each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost, damaged beyond economical repair or damaged and unrepairable, the Lessee will be deemed to have exercised its option to purchase said Leased Part in accordance with Sub-condition 12.8 as of the date of such loss or damage.

12.6           Title

               Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Sub-condition 12.3.2 or 12.8, in which case title will pass to the Lessee on receipt by the Lessor of the payment for the purchased Leased Part.

12.7           Return of Leased Part

12.7.l The Lessee will return the Leased Part at the end of the Lease Period to the address indicated herebelow:

               Airbus North America Customer Services Spares Center 21780 Filigree Court
               Ashburn, VA 20147-6205
               or any other address indicated by the Lessor.

12.7.2 The return shipping document will indicate the reference of the Lease and the removal data, such as the following:

               (i)       Aircraft manufacturer serial number,

               (ii)      removal date,

               (iii) total flight hours and flight cycles for the period the Leased Part was installed on the Aircraft, and

               (iv)      documentation in accordance with Sub-condition 12.5

               If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges of seventy-five percent (75%) of the Lessor's current sales price for a new part plus fifty percent (50%) of the accumulated Lease fees will be invoiced. According to the Lessor's quality standards,

                                                                          LA4-84
               parts are not serviceable without the maintenance history data outlined above and must be scrapped on site.

12.7.3 The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

12.7.4 The Leased Part will be returned with the same painting as when delivered (Airbus gray or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee will contact the Lessor for instructions.

12.7.5 The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

12.7.6 The Lessee will not return an equivalent part different from the Leased Part delivered by the Lessor without the Lessor's prior written agreement.

12.8           OPTION TO PURCHASE

12.8.1 The Lessee may, at its option, exercisable by written notice given to the Lessor during the Lease Period, elect to purchase the Leased Part, in which case the then-current sales price for such Leased Part, as set forth in the Seller's Spare Parts Price List, will be paid by the Lessee to the Lessor. Should the Lessee exercise such option, [ * ] of the Lease Charges due pursuant to Sub-condition 12.4(i) will be credited to the Lessee against said purchase price of the Leased Part.

12.8.2 If purchased, the Leased Part will be warranted in accordance with Sub-condition 6.2 as though such Leased Part were a Seller Part, but the warranty period will be deemed to have commenced on the date such part was first installed on any Aircraft. However, in no event will such warranty period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Sub-condition 12.8.2 will be in substitution for the warranty granted under Sub-condition 12.9 at the beginning of the Lease Period.

12.9           WARRANTIES

               The Lessor, in its capacity as "Lessee," under its arrangements with the Manufacturer, in its capacity as "Lessor," has negotiated and obtained the following warranties from the Manufacturer with respect to the Leased Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Lessor hereby assigns to the Lessee, and the Lessee hereby accepts, all of the rights and

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-85
               obligations of the Lessor in its capacity as "Lessee" as aforesaid under the said warranties and the Lessor subrogates the Lessee as to all such rights and obligations in respect of Leased Parts during the Lease Term with respect thereto. The Lessor hereby warrants to the Lessee that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation t,o and in favor of, the Lessee and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Lessee. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Lessor" refers to the Manufacturer and the term "Lessee" refers to the Lessor.

QUOTE

12.9.1 The Lessor warrants that each Leased Part will at the time of delivery be free from defects in material and workmanship that could materially impair the utility of the Leased Part.

12.9.2         Warranty and Notice Periods

               The Lessee's remedy and the Lessor's obligation and liability under this Sub-condition 12.9, with respect to each defect, are conditioned on:

               (i) the defect having become apparent to the Lessee within the Lease Period, and

               (ii) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed, of the Leased Part claimed to be defective, and

               (iii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within forty-five (45) days after the defect becomes apparent to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Sub-condition 12.9 and that such defect did not result from any act or omission of the Lessee, including, but not limited to, any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

12.9.3         Remedies

               The Lessee's remedy and the Lessor's obligation and liability under this Sub-condition 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

               Any replacement part furnished under this Sub-condition 12.9.3 will be deemed to be the Leased Part so replaced.

                                                                          LA4-86

12.9.4         Suspension and Transportation Costs

12.9.4.l If a Leased Part is found to be defective and covered by this warranty, the Lease Period, and the Lessee's obligation to pay Lease Charges as provided for in Sub-condition 12.4(i), will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

               If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, no Lease Charges, as provided in Sub-condition 12.4(i), will accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.4.2 All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.5         Wear and Tear

               Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or non-conformance under this Sub-condition 12.9.

12.9.6 Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies

               THE LESSEE AND THE LESSOR RECOGNIZE AND AGREE THAT THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS AND THE DUPLICATE REMEDIES PROVISIONS CONTAINED IN SUB-CONDITIONS 6.10 AND 6.11 OF THE THIS LETTER AGREEMENT WILL ALSO APPLY TO THE FOREGOING WARRANTIES PROVIDED FOR IN THIS SUB-CONDITION 12.9.

UNQUOTE

               In consideration of the assignment and subrogation by the Seller under this Subcondition 12.9 in favor of the Buyer in respect of the Seller's rights against, and obligations t, the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

                                                                          LA4-87

12.10 EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

               SUB-CONDITION 12.9 (INCLUDING ITS SUB-PROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT.

               THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN SUBCONDITION 12.9 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NON-CONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

               (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

               (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

               (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

               (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

               (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

                                                                          LA4-88

               (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

               (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

               (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

               (c)  LOSS OF PROFITS AND/OR REVENUES;

               (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

               THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED, EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF SUB-CONDITION 12.10 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS SUB-CONDITION 12.10 WILL REMAIN IN FULL FORCE AND EFFECT.

               The remedies provided to the Buyer under Sub-condition 12.9, as to any defect in respect of the Aircraft or any part thereof, are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy which provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of Sub-condition 12.9 for any such particular defect for which remedies are provided under Sub-condition 12.9; provided, however, that the Buyer will not be entitled to elect a remedy under one part of Sub-condition 12.9 which constitutes a duplication of any remedy elected by it under any other part thereof for the same defect. The Buyer's rights and remedies for nonperformance of any obligation or liability of the Seller, arising under these warranties, will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by Sub-condition 12.9, and the Buyer will not have any right to require specific performance by the Seller.

               NEGOTIATED AGREEMENT

               The Buyer and the Seller agree that Sub-condition 12.9 and this Sub-condition 12.10 have been the subject of discussion and negotiation and are fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Letter Agreement and the Agreement were arrived at in consideration of, INTER ALIA, the Exclusivity of Warranties provisions and General Limitations of Liability provisions set forth above.

                                                                          LA4-89

13.            TERMINATION

               Any termination under Clause 10, 11 or 21 of the Purchase Agreement or any Letter Agreements thereto will discharge all obligations and liabilities of the parties under the Conditions with respect to such undelivered Materiel, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Purchase Agreement has been terminated. Termination under this Condition 13 notwithstanding, new and unused Materiel in excess of the Buyer's requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Sub-condition 3.8 of these Conditions.

                                                                          LA4-90

14.            ASSIGNMENT

               Notwithstanding any other provision of these Conditions or of the Purchase Agreement, or any Letter Agreement thereto, these Conditions and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Condition 14 will be void and of no force or effect.

                                                                          LA4-91

               If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.

               Very truly yours,

                                                AVSA, S.A.R.L.


                                                By: /s/ MARIE-PIERRE MERLE BERAL
                                                    ----------------------------
                                                     Marie-Pierre Merle-Beral

                                                Its: Chief Executive Officer

               Accepted and Agreed,

               FEDERAL EXPRESS CORPORATION


               By:  /s/ JAMES R. PARKER
                    ----------------------
                    James R. Parker

               Its: Vice President

                                                                          LA4-92

                                                               EXHIBIT A - [ * ]

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-93

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-94

                                                               EXHIBIT B - [ * ]

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-95

                          EXHIBIT C - REPORTING TABLES

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-96

                     EXHIBIT D - SELLER SERVICE LIFE POLICY

1. The SLP Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Sub-condition 6.4.

2.             WINGS - (CENTER, LEFT AND RIGHT OUTER)

2.1            WING STRUCTURE

2.1.1          Spars

2.l.2          Ribs, [ * ] inside the wing box (center and outer)

2.1.3          Upper and lower panels of the wing box

2.1.4          [ * ]

2.1.5          [ * ]

2.1.6          [ * ]

2.1.7          Wing Tip

2.2            FITTINGS

2.2.1          [ * ] attachment fittings for the flap structure

2.2.2          [ * ] attachment fittings for the engine pylons

2.2.3          [ * ] attachment fittings for the main landing gear

2.2.4          [ * ] attachment fittings for the center wing box

2.3            AUXILIARY SUPPORT STRUCTURE

2.3.1          FOR THE SLATS [ * ]

2.3.1.1        Ribs supporting the track rollers on wing box structure

2.3.1.2        Ribs supporting the actuators on wing box structure

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-97

2.3.2          FOR THE AILERONS

2.3.2.1        Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2        Actuator fittings on wing box rear spar or shroud box

2.3.3          FOR AIRBRAKES, SPOILERS, LIFT DUMPERS

2.3.3.l        Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2        Actuator fittings on wing box rear spar or shroud box

2.3.4          FOR THE FLAPS

2.3.4.1        [ * ]

2.4            PYLON

2.4.l          [ * ]

2.4.1.l        [ * ]

2.4.l.2        [ * ]

2.4.l.3        [ * ]

2.4.l.4        [ * ]

3.             FUSELAGE

3.1            FUSELAGE STRUCTURE

3.1.1          Fore, [ * ] and Aft pressure bulkheads, [ * ]

3.1.2 Pressurized floors and bulkheads surrounding the main- and nose-gear wheel well and center wing box

3.1.3 Skins (including skin joints) with doublers, stringers and frames from the forward pressure bulkheads [ * ] supporting the rear attachment of horizontal tail plane (or also referred to as the horizontal stabilizer)

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-98

3.1.4 Window and windshield attachment structure, but excluding transparencies

3.1.5 Sills (excluding scuff plates) and upper beams surrounding passenger and cargo door apertures

3.1.6 Cockpit, Courier and Service Area floor structure and Cargo Compartment floor beams, excluding floor panels and seat rails

3.1.7          [ * ]

3.1.8          [ * ]

3.1.9          [ * ]

3.2            FITTINGS

3.2.1          [ * ]

3.2.2 Support structure and attachment fittings for the vertical and horizontal tail plane (or also referred to as vertical and horizontal stabilizers)

3.2.3          [ * ]

3.2.4          [ * ]

3.3            [ * ]

3.3.1          [ * ]

3.3.2          [ * ]

3.3.3          [ * ]

3.3.4          [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA4-99

4              Horizontal Tail Planes (STABILIZERS)

4.1            HORIZONTAL TAIL PLANE (HTP)

4.1.1          HORIZONTAL TAIL TORQUE BOX

4.1.1.1        Spars

4.1.1.2        Ribs

4.1.1.3        Skins and stringers

4.1.1.4 Support structure and attachment fitting to fuselage and trim screw actuator

4.1.2          [ * ]

4.1.3          [ * ]

4.1.4          ELEVATOR SUPPORT STRUCTURE

4.1.4.1        Hinge bracket

4.1.4.2        Servocontrol attachment brackets

4.1.5          HTP CONTROL SURFACES SUPPORT STRUCTURE

4.1.5.1        Hinge bracket

4.1.5.2        Servocontrol attachment brackets

4.2            VERTICAL TAIL PLANE (VTP)

4.2.1          VERTICAL TAIL CENTER BOX

4.2.1.1        Spars

4.2.1.2        Ribs

4.2.1.3        Skins and stringers

4.2.1.4        Support structure and attachment fitting to fuselage

4.2.2          [ * ]

4.2.3          [ * ]

4.2.4          VTP CONTROL SURFACES SUPPORT STRUCTURE

4.2.4.1        Hinge brackets

4.2.4.2        Servocontrol attachment brackets

5              EXCLUSIONS

               Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, latching mechanisms, servicing panels, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                         LA4-100

                      EXHIBIT E - SELLER PARTS LEASING LIST

(Leased Parts)

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

                                                                         LA4-101

                   EXHIBIT F - TECHNICAL DATA FOR THE AIRCRAFT

In continuation of progressive policies applied in previous Airbus aircraft programs, Technical Data, whether in accordance with or supplementary to ATA 2200 specification, will be made available electronically through the Airbus On-Line Services (AOLS) in accordance with Sub-condition 4.9 of this Letter Agreement when Technical Data production means allow it, [ * ]

Aircraft systems (e.g. Onboard Maintenance System (OMS)/Onboard Information System (OIS)) will be designed for maximum integration of, and access to, maintenance and operational data in support of the paperless cockpit concept, efficient trouble-shooting and short turn-around times.

If for certain data that are available on-line, the Buyer, the Aviation Authorities or data processing should require digital media, such as CD, then such media will be made available for the purpose of the initial Technical Data supply, in quantities and formats as defined or based on ATA standards, subject to licensing conditions to be mutually agreed upon, [ * ]

The format and definition of Technical Data for the A380 aircraft is under development. To allow the Buyer to benefit from these developments, it is hereby agreed that the Seller and the Buyer will, within two (2) years prior to Delivery of the first Aircraft, mutually agree upon a suite of Technical Data to be delivered to the Buyer to support the Buyer's operation. Such suite of Technical Data will be based upon the following list:

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                         LA4-102

NOMENCLATURE                                          Abbr
------------                                          ----
OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual                          FCOM
Flight Manual                                         FM
Master Minimum Equipment List                         MMEL
Quick Reference Handbook                              QRH
Trim Sheet                                            TS
Weight and Balance Manual                             WBM
Performance Engineer's Programs                       PEP
Performance Programs Manual                           PPM
MAINTENANCE AND ASSOCIATED MANUALS
Aircraft Maintenance Manual                           AMM
Aircraft Schematics Manual                            ASM
Aircraft Wiring Lists                                 AWL
Aircraft Wiring Manual                                AWM
Component Location Manual                             CLM
Consumable Material List                              CML
Duct Repair Manual                                    DRM
Electrical Standard Practices Manual                  ESPM
Fuel Pipe Repair Manual                               FPRM
Illustrated Parts Catalog (Airframe)                  IPC
Illustrated Parts Catalog (Power Plant)               PIPC
MAINTENANCE AND ASSOCIATED MANUALS
Maintenance Facility Planning                         MFP
Maintenance Planning Document                         MPD
Maintenance Review Board                              MRB
Support Equipment Summary                             SES
Tool and Equipment Bulletins                          TEB
Tool and Equipment Drawings                           TED
Tool and Equipment Index                              TEI
Illustrated Tool and Equipment Manual                 TEM
Technical Publications Combined Index                 TPCI
Trouble Shooting Manual                               TSM

                                                                         LA4-103

NOMENCLATURE                                           Abbr
------------                                           ----
STRUCTURAL MANUALS
Nondestructive Testing Manual                          NTM
Nacelle Structural Repair Manual                       NSRM
Structural Repair Manual                               SRM
OVERHAUL DATA
Component Documentation Status                         CDS
Component Evolution List                               CEL
Component Maintenance Manual - Manufacturer            CMMM
Component Maintenance Manual - Vendor                  CMMV
Cable Fabrication Manual                               CFM
ENGINEERING DOCUMENTS
Drawing Numerical Index                                DNI
Installation and Assembly Drawings                     IAD
Process and Material Specification                     PMS
Parts Usage (Effectivity)                              PU
Schedule (Drawing Nomenclature)                        S
Standards Manual                                       SM
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning          AC
ATA Index                                              ATAI
CADETS (Technical Publications Training)               CADE
Aircraft Recovery Manual                               ARM
Crash Crew Chart                                       CCC
Cargo Loading System Manual                            CLS
List of Applicable Publications                        LAP
List of Radioactive and Hazardous Elements             LRE
Livestock Transportation Manual                        LTM
Service Bulletins                                      SB
Service Information Letters                            SIL
Supplier Product Support Agreements                    SPSA
Transportability Manual                                TM
Vendor Information Manual                              VIM
Vendor Information Manual GSE                          VIM/
Vendor Product Support Agreements                      VPSA
Supplier Product Support Agreements                    SPSA

                                                                         LA4-104

          APPENDIX 1 TO EXHIBIT F - LICENSE FOR USE OF THE PERFORMANCE
                            ENGINEER'S PROGRAMS (PEP)

1              Grant

1.1 The Seller hereby grants the Buyer a [ * ] license to use the PEP during the term of this license ("PEP License") on up to [ * ]

1.2            The above grant shall [ * ]

2              Copies

2.1            Use of the PEP shall be limited to [ * ] copies.

2.2 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3              Term

               The rights under the PEP License shall be granted to the Buyer for as long as the Buyer operates a Seller's Aircraft model to which the PEP is applicable. When the Buyer stops operating said Aircraft model, the Buyer shall use its best reasonable efforts to return the PEP, and any copies thereof, to the Seller, accompanied by a notice certifying that the Buyer has used its best reasonable efforts to return all such existing copies.

4              MERGING

               The PEP may be used and adapted in machine-readable form for the purpose of merging it into other program material of the Buyer, but on termination of this PEP License, the PEP shall be removed from the other program material with which it has been merged.

               The Buyer agrees to reproduce the copyright and other notices as they appear on or within, the original media in any program into which the PEP is merged.

5              Personal License

               The above-described PEP License is personal to the Buyer, nontransferable and nonexclusive.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                         LA4-105

6              Installation

               It is the Buyer's responsibility to install the PEP and to perform any merging and checks.

7              Training

7.1 In addition to the performance programs user guide supplied with the PEP, training and other assistance will be provided in accordance with Sub-clause 1.4 of Appendix A to Clause 16 of the Purchase Agreement.

7.2 In addition, the Buyer will be allowed to [ * ] to any scheduled performance engineer class at the Seller's training centers, [ * ] classroom space permitting. The Buyer's attendees will be responsible for their own travel expenses.

8              Proprietary Rights

               The PEP and the copyright and other proprietary rights of whatever nature in the PEP are, and shall remain, with the Seller. The PEP and its contents are designated as confidential.

9              Copyright Indemnity

               The Seller shall defend and indemnify the Buyer against any claim that the normal use of PEP infringes on the intellectual property rights of any third party in accordance with terms and conditions of Condition 8 of this Letter Agreement, except that the words "best efforts", contained in Sub-condition 8.1.3, will be replaced, when Condition 8 is applied with respect to the PEP, by the words "best reasonable efforts", but so as not to materially impair the Buyer's ability to operate the Aircraft.

10             Confidentiality

               The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

11             Conditions of Use

               The Buyer shall ensure that the PEP is correctly used in appropriate machines as described in the PEP delivery documentation and that staff are properly trained to use the same in accordance with the user guide.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                         LA4-106

12             Warranty

12.1 The Seller warrants that the PEP is prepared in accordance with the state of art at the date of conception. Should the PEP be found to contain any non,conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this PEP License shall be to correct the same at its own expense.

               Notwithstanding the provisions of this Sub-condition 12.1, the Seller indemnity described in Condition 8 of this Letter Agreement No. 4 will apply to copyright and patent infringement relating to the PEP, except that the words "best efforts" contained in Sub-condition 8.1.3 will be replaced, when Condition 8 is applied with respect to the PEP, by the words "best reasonable efforts", but so as not to materially impair the Buyer's ability to operate the Aircraft.

12.2 SUBJECT TO THE PROVISIONS OF SUB-CONDITION 12.l OF THIS APPENDIX 1 OF THIS EXHIBIT F AND CONDITION 8 OF THIS LETTER AGREEMENT, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS PEP LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED
               TO:

               (A)  ANY EXPRESS WARRANTY;

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER'S ACTUAL OR IMPUTED NEGLIGENCE; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

               THE SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER OF THE BUYER'S DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS AGREEMENT.

                                                                         LA4-107

                     APPENDIX 2 TO EXHIBIT F - AOLS LICENSE

                                LICENSE AGREEMENT

                                     BETWEEN

                  AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC.

                                       AND

                           FEDERAL EXPRESS CORPORATION

                           FOR AIRBUS ON-LINE SERVICES

                                                                         LA4-108

                                LICENSE AGREEMENT

This License Agreement (the "Agreement") is made this 12th day of July, 2002 by and between Airbus North America Customer Services, Inc., having its principal corporate office located at 198 Van Buren Street, Suite 300, Herndon, Virginia ("AIRBUS NA CUSTOMER SERVICES") and Federal Express Corporation, having its principal corporate office located at FEDERAL EXPRESS CORPORATION, 3610 Hacks Cross Road Memphis, TN 38125 (the "User").

WHEREAS Airbus, G.I.E., ("Airbus") has developed and owns an original database containing technical and commercial documentation and information on aircraft manufactured by Airbus (as more fully defined below, the "Database"), which is available via a set of services known as "Airbus On-Line Services" ("AOLS");

WHEREAS Airbus has granted a license for use of AOLS to access the Database to its affiliate AVSA, S.A.R.L. ("AVSA") and AIRBUS NA CUSTOMER SERVICES has obtained a license thereof from AVSA; and

WHEREAS AIRBUS NA CUSTOMER SERVICES's license entitles AIRBUS NA CUSTOMER SERVICES to further sub-license the use of AOLS to the User under the terms and conditions set forth herein (the "License"), and the User wishes to obtain such License in order to have access to the Database through AOLS in its operation of Airbus aircraft;

NOW THEREFORE, the parties, wishing to be mutually and legally bound, hereby agree as follows:

1.             DEFINITIONS

               The following capitalized terms will have the meanings set forth below:

               "Access Procedure Kit"             the information necessary for
                                                  accessing the Database and
                                                  made available to the User
                                                  either online or on a CD-ROM.

               "Administrator"                    the person appointed by the
                                                  User to be responsible for
                                                  qualifying, suspending or
                                                  canceling the qualification of
                                                  an Authorized User, gathering
                                                  identification information
                                                  relative to such Authorized
                                                  User, applying to the
                                                  Certification Service-Provider
                                                  for the appropriate
                                                  Certificate, providing the
                                                  necessary access equipment,
                                                  registering the Authorized
                                                  User and the Authorized
                                                  User-related Certificate with

                                                                         LA4-109

                                                  AIRBUS NA CUSTOMER SERVICES
                                                  and managing the Authorized
                                                  Users.

               "Authorized User"                  a natural person who has been
                                                  authorized by the
                                                  Administrator to access the
                                                  Database pursuant to this
                                                  Agreement.

               "Certificate"                      an electronic record (file)
                                                  that binds a Public Key to the
                                                  identity of the owner of a
                                                  Public - Private Key pair and
                                                  is signed by the Certificate
                                                  Service Provider.

               "Certificate Service Provider"     an entity or a legal or
                                                  natural person retained by
                                                  AIRBUS NA CUSTOMER SERVICES or
                                                  Airbus who issues Certificates
                                                  and/or provides other services
                                                  related to Electronic
                                                  Signatures

               "Data" the usual representation of a piece of information collected or produced on any medium so as to facilitate its processing on the Database.

               "Database"                         the Data of Airbus and AIRBUS
                                                  NA CUSTOMER SERVICES organized
                                                  in AOLS in such a manner as to
                                                  be used by (a) computer
                                                  programs forming distinct
                                                  applications to facilitate
                                                  electronic or
                                                  telecommunication data
                                                  exchange, and (b) computer
                                                  programs comprising the
                                                  necessary electronic elements
                                                  for the operation of such
                                                  Database, including a
                                                  thesaurus, a Database index,
                                                  viewing systems and Database
                                                  services, such as AOLS.

               "Electronic Signature"             data in electronic form which
                                                  are attached to, or logically
                                                  associated with, other
                                                  electronic data and which
                                                  serve as a method of
                                                  authentication.

               "Extracting"                       the temporary or permanent
                                                  transfer of Data from a
                                                  Database by any means or
                                                  media.

               "Multibase"                        a set of databases, which
                                                  compose the Database.

               "On-Line Help"                     on-line orientation and
                                                  assistance.

                                                                         LA4-110

               "Public key"                       the public cryptographic key
                                                  used for the purpose of
                                                  verifying an Electronic
                                                  Signature.

               "Public Key Infrastructure"        the system organizing the
                                                  generation and distribution of
                                                  keys and Certificates.

               "Private Key"                      the private cryptographic key
                                                  used for the purpose of
                                                  creating an Electronic
                                                  Signature.

               "Smartcard"                        a card supplied by AIRBUS NA
                                                  CUSTOMER SERVICES, memorizing
                                                  the Administrator's identity,
                                                  personal password and Private
                                                  Key for use with the Reader
                                                  for authentication and
                                                  security purposes.

               "Smartcard Reader"                 an electronic device supplied
                                                  by AIRBUS NA CUSTOMER SERVICES
                                                  to be used with the Smartcard
                                                  for authentication of the
                                                  Administrator

               "Use" means viewing, Extracting, reviewing, printing and reproducing, on any media, of
                                                  Data from the Database

               "User Guide"                       means documentation, which may
                                                  be in electronic format,
                                                  designed to assist the
                                                  Authorized User to use the
                                                  Database.

2              GRANT OF LICENSE

               AIRBUS NA CUSTOMER SERVICES hereby grants, and User hereby accepts, a worldwide, fully-paid, royalty-free, non-exclusive, non-assignable and non-transferable License to the User for the Use of AOLS to access the Database under the terms and conditions set forth herein. Such License will be irrevocable, subject to the provisions of Condition 16 of this Exhibit F, Appendix 2.

3              LIMITATION OF RIGHTS

               The User shall be entitled to exercise its rights under this License through Authorized Users only and only for the purpose of maintaining and operating Airbus aircraft. Notwithstanding any provision that may be contained under this License, provided that the User and its maintenance provider enter into a Data License Agreement (DRA) with AIRBUS NA CUSTOMER SERVICES the User shall have the right to

                                                                         LA4-111
               transfer any necessary Data and documentation to any of the User's maintenance providers as may be required for the maintenance and operation of Airbus aircraft.

4              TECHNICAL CHARACTERISTICS/ CONFIGURATION CHANGES

               AOLS Database technical characteristics are defined in Appendix l.

               The configuration of the Database, of the operating systems involved and of the relevant information systems are subject to adjustment, modification and improvement by Airbus or AIRBUS NA CUSTOMER SERVICES from time to time; neither AIRBUS NA CUSTOMER SERVICES nor Airbus shall be held liable for any consequences to User of such adjustments, modifications or improvements.

               Implementation of AOLS will not impede the User's access to technical documents to which it has access prior to such implementation.

5              ADMINISTRATOR AND AUTHORIZED USERS

5.l The User shall appoint one (1) or more Administrators who shall be responsible for:

               (i) gathering and screening identification information on potential Authorized Users;

               (ii) qualifying and managing Authorized Users and, where appropriate, suspending or canceling the qualifications thereof;

               (iii) making application to the Certification Service Provider for the appropriate Certificates;

               (iv) registering the Authorized Users and the related Certificates with AIRBUS NA CUSTOMER SERVICES

               (iv) providing the network connections and equipment (excluding the Smartcard and Smartcard Reader, which are supplied by AIRBUS NA CUSTOMER SERVICES) necessary to access AOLS.

5.2 Once an Authorized User obtains a Smartcard and a Certificate is properly issued for such Authorized User, the Authorized User shall access AOLS by logging onto the Airbus On-Line Services website in accordance with procedures set forth in the Access Procedure Kit made available to the User.

               The User is solely responsible for the choice of services accessed for defining its research strategy and for evaluating and defining the use of, the search results.

5.3 The User shall take every reasonable measure necessary to prevent unauthorized access to the Database, to the Data and to the documentation, including the User

                                                                         LA4-112

               Guide, in accordance with the terms of this License. Positive authentication of an Authorized User shall render the User responsible in all respects for each and every transaction performed by such Authorized User and the User expressly waives any right to repudiate any transaction resulting from such Use.

5.4 The User Entity shall comply with the AOLS security procedures defined by Airbus and/or AIRBUS NA CUSTOMER SERVICES.

5.5 AIRBUS NA CUSTOMER SERVICES shall provide for initial training of up to three (3) Administrators at AIRBUS NA CUSTOMER SERVICES's designated site, at no cost to the User. The User shall be responsible for all costs associated with the transportation of the Administrators to AIRBUS NA CUSTOMER SERVICES site and shall bear all costs associated with hotel and personal allowances.

6.             DATABASE AVAILABILITY

               The Database shall be generally available to the User via the Airbus On-Line Services website on a 24 hours a day / 7 days a week basis. Notwithstanding the above, Airbus has reserved the right to suspend temporarily the access to AOLS where such suspension is necessary to address security problems, perform maintenance services, correct errors and bugs, update and/or upgrade the Database. AIRBUS NA CUSTOMER SERVICES will inform the User before any scheduled suspension, unless security concerns prevent such notification.

7.             ELECTRONIC LOGS

               The electronic logs produced by the information system supporting AOLS shall be evidence of the communications, transactions and payments made between AIRBUS NA CUSTOMER SERVICES and the User. AIRBUS NA CUSTOMER SERVICES will assure that such logs are stored in a reasonably secure manner and that the data contained in such logs are not modified following initial recording.

8.             ELECTRONIC SIGNATURE

               The use of digital Certificates together with the Smartcard Readers shall constitute the Electronic Signature of the User and the Authorized Users, authenticating the identities of both and of the Data communicated by and/or to each of them.

                                                                         LA4-113

9              CERTIFICATES

               AIRBUS NA CUSTOMER SERVICES or Airbus will appoint a Certification Service Provider, who will provide for the issuance of certificates for three (3) Administrators and up to two hundred (200) Authorized Users.

               Such Certification Service Provider shall, upon the User's application, issue one (1) or more Certificates containing:

               (i)       the identification of the Certification Service
                         Provider;

               (ii)      the country in which such Certificate was issued:

               (iii)     the identification of the User and the Authorized User;

               (iv) the User's and the Authorized User's Public Key corresponding to the User's and the Authorized User's Private Key(s);

               (v)       the identity code of the Certificate;

               (vi) the Electronic Signature of the Certification Service Provider issuing the Certificate, and

               (vii)     limitations, if any, on the scope of the Certificate

               All dues or fees charged by the Certification Service Provider shall be the responsibility of the User. Should AIRBUS NA CUSTOMER SERVICES become aware of the possibility or actuality of any such fees, it will inform the User as soon as practicable.

10.            PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

10.1 The User acknowledges that AOLS, the Database and all documentation supplied in connection therewith, including the Airbus On-Line Services Catalog, the User Guide and all On-Line Help, are, and shall remain, the property of Airbus, and the User agrees to take no action inconsistent with Airbus' ownership rights in same. The User shall not deactivate the Database-integrated security system.

10.2 The User shall not make representations regarding, or market or promote, the Database or any Data from the Database, whether gratuitously or for consideration. The User shall not adapt, modify, alter, arrange or translate the Database for any reason, or alter the Database's architecture in any manner. Notwithstanding the foregoing, the User shall have the right to extract Data or any other information from the Database for its use as set forth under this License.

                                                                         LA4-114

10.3 The User shall not use any information regarding the structure, content or operation of AOLS to create a database designed to compete with AOLS.

10.4 The User shall inform its Authorized Users of the terms of this Agreement and in particular of this Section 10, and shall take all other reasonable measures to prevent unauthorized access to the Database. The User shall preserve all copyright notations appearing on the Database, Data and documentation (including the User Guide and the Airbus On-Line Services Catalog), and on any media.

11.            INTELLECTUAL PROPERTY RIGHTS INDEMNITY

               AIRBUS NA CUSTOMER SERVICES shall indemnify the User against any claims that the normal Use of the Database infringes on the intellectual property rights of any third party, provided that the User (a) forthwith notifies AIRBUS NA CUSTOMER SERVICES of any such claim, (b) makes no admission or settlement of any claim, (c) allows AIRBUS NA CUSTOMER SERVICES to conduct the defense or settlement of such claim, and (d) provides AIRBUS NA CUSTOMER SERVICES with all reasonable assistance as may be requested in writing by AIRBUS NA CUSTOMER SERVICES in connection therewith and at AIRBUS NA CUSTOMER SERVICES's expense.

12.            WARRANTY

               AIRBUS NA CUSTOMER SERVICES, in its capacity as the "User," has obtained from Airbus, through its license with AVSA, the following warranty. AIRBUS NA CUSTOMER SERVICES hereby assigns to the User and the User hereby accepts, all of the rights and obligations of AIRBUS NA CUSTOMER SERVICES in its capacity as a "User" under the aforementioned license, and AIRBUS NA CUSTOMER SERVICES subrogates the User into all such rights and obligations in respect of the License. AIRBUS NA CUSTOMER SERVICES hereby warrants that it has the requisite authority to make the foregoing assignment and effect the foregoing subrogation to, and in favor of, the User and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the User. Capitalized terms used in the following provisions have the meanings assigned thereto in this License, except that "User " refers to AIRBUS NA CUSTOMER SERVICES.

QUOTE

12.l Airbus warrants that the Database has been developed in accordance with the state of art current as of the date of such development, taking into account the diversity of the information sources presented and the complexity of the information processing involved.

                                                                         LA4-115

12.2 IN THE EVENT THAT THE DATABASE IS FOUND TO CONTAIN A DEFECT, THE LIABILITY OF AIRBUS NA CUSTOMER SERVICES SHALL BE LIMITED TO CORRECTION OF THE DEFECT AT ITS EXPENSE.

12.3           The above warranty shall not apply to:

               (i)       data transmission;

               (ii)      the performance of the website or the internet;

               (iii) the telecommunications lines, information systems hardware or software products, proprietary or otherwise, interfacing with the Database, including the browser;

               (iv) malfunctions or defects attributable to the availability or speed or other inherent limitations in the world wide web or search engines employed with respect thereto, or

               (v) any consequence of the interface of the User's software with the Database.

12.4 The User shall inform Airbus of any error or missing Data of which it may become aware during it use of the Database.

12.5           Waiver, Release and Renunciation

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF AIRBUS NA CUSTOMER SERVICES AND REMEDIES OF THE USER SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE USER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF AIRBUS AND RIGHTS, CLAIMS AND REMEDIES OF THE USER AGAINST AIRBUS NA CUSTOMER SERVICES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE

               UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

               (A)  ANY WARRANTY AGAINST HIDDEN DEFECTS;

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                                                                         LA4-116

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM AIRBUS'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

               AIRBUS NA CUSTOMER SERVICES SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR THE USER'S LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER OF THE USER'S DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE UNDER THIS AGREEMENT.

UNQUOTE

13.            NONDISCLOSURE

               Except as set forth in this License, the User shall not disclose the Database, related documentation, or parts thereof, to any third party without the prior written consent of AIRBUS NA CUSTOMER SERVICES. Insofar as it is necessary to disclose aspects of the Database to employees, such disclosure is permitted only for the purpose for which the Database is supplied and only to the employee with a need to know.

14.            PERSONAL DATA PROTECTION

               If necessary under applicable law to protect the privacy of any personal data received regarding any of the User's or AIRBUS NA CUSTOMER SERVICES'S personnel, AIRBUS NA CUSTOMER SERVICES or the User, as applicable, will register such data with the relevant authority or authorities and shall inform the other party regarding the receipt or potential receipt of such data. Personal data may be accessed and any errors therein corrected by notice in writing to AIRBUS NA CUSTOMER SERVICES. The User shall notify Authorized Users of this right and shall itself abide by applicable rules on personal data protection. Nothing in this Paragraph 14 is intended by either party to grant access to the personal data of its personnel.

15.            EXCUSABLE DELAYS

15.l Neither AIRBUS NA CUSTOMER SERVICES nor its affiliates shall be responsible for, or be deemed to be in default on account of, delays in availability of the services licensed hereunder due to causes reasonably beyond AIRBUS NA CUSTOMER SERVICES'S, Airbus's or their respective subcontractors' control, including, but not limited to the following: natural disasters, fires, floods,

                                                                         LA4-117
               explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the User or the governments of the countries of Airbus or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow-down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or vendor's control or failure of the User to comply with its obligations under this License (all of the foregoing defined as "Excusable Delay").

15.2 AIRBUS NA CUSTOMER SERVICES shall, as soon as practicable after becoming aware of any Excusable Delay, notify the User of such delay and of the probable duration thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for the Excusable Delay, resume performance under this License.

15.3 Should an Excusable Delay continue for longer than three (3) months, either party may terminate this License with no further rights or obligations on the part of either party.

16.            TERMINATION

16.l In the event of a material breach of any provision of this Agreement and/or the License by either party, which is not cured within thirty (30) days from the date of receipt of a written notice of such breach, the non-breaching party shall be entitled to terminate this Agreement and the License.

16.2 In the event of termination for cause, the User's rights to Use of the Database shall terminate and, unless such breach is attributable to gross negligence or willful misconduct on the part of AIRBUS NA CUSTOMER SERVICES, AIRBUS NA CUSTOMER SERVICES shall retain any amount paid for the then-current year.

17.            GENERAL PROVISIONS

17.1           Assignment

               Neither the Agreement nor the License may be assigned to a third party without the prior consent of the other party, except that AIRBUS NA CUSTOMER SERVICES may assign all or part of this Agreement to any Airbus member, shareholder or affiliate company.

17.2           Further Sublicense

               The User shall not be entitled to further sub-license this License absent the express written consent of AIRBUS NA CUSTOMER SERVICES.

                                                                         LA4-118

17.3           Law

               This Agreement and the License are entered into and granted and shall be interpreted in accordance with the law of the State of New York, USA, without regard to any conflict of laws provisions which would result in the application of the law of any other jurisdiction.

17.4           Invalidity

               In the event that any provision of this Agreement is held to be legally ineffective or unenforceable, such provision shall be deemed deleted from this Agreement and the remainder of this Agreement shall remain in full force and effect.

17.5           Notices

               All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by fax at the addresses set forth below. In the case of any such notice or request being given by registered mail, the date upon which it is received by the addressee or, in the case of a fax, the date the fax is recorded as "sent" by the sender's fax machine, shall be deemed to be the effective date of such notice or request. Such notices shall be sent:

               If to AIRBUS NA CUSTOMER SERVICES:
               Airbus North America Customer Services, Inc.
               198 Van Buren Street
               Suite 300
               Herndon, VA 20170

               If to the User:
               Federal Express Corporation
               3610 Hacks Cross Road
               Memphis, TN 38125

17.6           Entire Agreement

               This Agreement contains the entire understanding of the parties hereto regarding the subject hereof, and supercedes and renders void all other prior written or oral agreements thereon. This Agreement may not be amended except by a writing signed by both parties.

                                                                         LA4-119

Wherefore, the AIRBUS NA CUSTOMER SERVICES and the User have agreed and have executed this Agreement on the date first above written:

                                             AIRBUS NORTH AMERICA
                                             CUSTOMER SERVICES, INC.


                                             By:  /s/ CLYDE KIZER
                                                  ----------------------------

                                             Its: President & COO

FEDERAL EXPRESS CORPORATION


By:  /s/ JAMES R. PARKER
     ----------------------
     James R. Parker

Its:  Vice President

                                                                         LA4-120

                    AIRBUS NA CUSTOMER SERVICES AOLS CATALOG

                         Exhibit 1 to License Agreement

                                                                         LA4-121

AOLS MULTIBASE SERVICES

A.             AOLS Free Areas

               -    Technical Follow-Up (TFU)
               -    Modification Information Document (MID)
               -    All Operators Telex (AOT)
               -    Flight Operations Telex (FOT)
               -    Buyer Service Catalog

B.             AOLS Basic Services

l.             Engineering Technical Data Service (ETDS)

               The ETDS service will provide access, via a document index, to the contents of:

               - Service Bulletins - issued since beginning of 1993 (SBs after July 1997 in SGML;
               -    SBs between 1993 and July 1997 in PDF)
               -    Service Information Letter (SIL) - all
               -    Consignes de Navigabilite (CN) - all
               -    Quarterly Service Report (QSR) - all

               In addition, links between those documents are available through the service.

               SBs available in SGML format can be downloaded in SGML. Printing of all documents will be based on PDF format.

               Documents available through this Service are for all Airbus aircraft types.

2.             Flight Crew Operating Manual (FCOM) Service

               The FCOM service offers:

               -    Availability of the FCOM Vol l, Vol 2, Vol 3, Vol 4 on
                    CD-ROM.
               -    On-line consultation of the FCOM Vol l, Vol2, Vol3, Vol4.
               -    On-line consultation of the Operations Engineering Bulletins
                    (OEB) and the corresponding impacted FCOM procedures.
               -    On-line consultation of the Temporary Revisions (TR) related to the FCOM documents.
               - Possibility for end-users to download onto their personal computer the latest TRs and OEBs released by Airbus. Immediately after the latter are downloaded, the consultation process on the personal computer takes the

                                                                         LA4-122
                    information contained in the FCOM CD-ROM as baseline and amends this information with the TRs' and OEBs' information.
               - Possibility for users to provide Airbus with feedback through an e-mail tool integrated within the application.

C.             AOLS Optional Services

1.             Airbus Drawing Access (AIDA)

               The AIDA service offers:

               -    Mechanical Drawings for all Airbus aircraft types.
               - Data available: Drawing pictures (in raster format (TIFF/CCITTG4)) and Parts List / Parts Usage (in PDF).
               -    Data access:

                    -    Access control: Information applicable to user fleet,
                    -    Direct access by Drawing Number, Parts List or Part
                         Number,
                    -    Top-down navigation by using the Parts Lists,
                    -    Bottom-up navigation by using the Parts Usage,
                    -    Printing and downloading of any drawing,
                    -    Back-up service: fax copy of the data.

                                                                         LA4-123

AOLS TECHNICAL CHARACTERISTICS

1.             Workstation Specifications
               -    Hardware requirements

                    - PC Pentium 11 200 MHz with 64 MB RAM (128 MB recommended)
                    -    17-inche (20 inches recommended) screen
                    - Screen resolution 1024X768 with 256 colors 1 GB hard drive
                    -    Printer 300 dpi Laser A3/A4, Adobe-compliant

               -    Software requirements

                    -    Windows Compatibility
                    - Netscape Navigator 4.51 or Internet Explorer 5.0 (or higher)
                    -    Browser PDF plug-in: Acrobat Reader 3.01 or higher
                    -    TIFF browser plug-in recommendations:
                    - ViewDirector Prizm 2.3 Company: TMS Sequoia http://www.tmssequoia.com CSView 150 Company: CSU Software Solutions http://www.csu-software-solutions.com

2.             Network Specifications

               AIRBUS NA CUSTOMER SERVICES will support the following TCP/IP networks for accessing AOLS:

               -    SITA AeroNet - Internet
               -    ISDN/PSTN
               -    Direct lines (leased lines)

               The User has the choice of the network (company, bandwidth) according to its needs and budget, but AIRBUS NA CUSTOMER SERVICES recommends the following minimum configurations in terms of bandwidth for accessing services such as Airbus Drawing Access
               (AIDA):

               -    For intensive usage: 256 KBPS line
               -    For moderate usage: 128 KBPS line
               -    Minimum requirements: 56 KBPS line

3.             Certificate Specification

               Connection to AOLS requires a Certificate (standard X509) delivered via the User's Administrator. This Certificate shall be embedded into the User browser and protected by an eight (8) digit password.

               All procedures, rules and responsibilities associated with such Certificate are described in the Certificate Practice Statement
               (CPS).

                                                                         LA4-124

                             APPENDIX 3 TO EXHIBIT F

                             DATA RELEASE AGREEMENT

THIS DATA RELEASE AGREEMENT (the "Agreement"), dated as of ____________, 200__ is between and among AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC. with a place of business is at 198 Van Buren Street, Suite 300, Herndon, VA 20170 ("ANACS"), and FEDERAL EXPRESS CORPORATION whose place of business is at 3610 Hacks Crossroad, Memphis, TN 38125, ("FedEx") and_________________, whose place of business is at ______________________________ (the "Recipient").

                              W I T N E S S E T H:

          WHEREAS, FedEx desires to have released to the Recipient certain data, identified in Attachment A to this Agreement, which is customized and/or confidential to FEDEX as well as proprietary to ANACS, AVSA, S.A.R.L. (hereinafter "AVSA") and/or Airbus (the "Data") and

          WHEREAS, ANACS is in possession of such Data and is willing to release such Data to the Recipient, under the terms and conditions set forth below,

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. FedEx hereby authorizes ANACS to provide the Recipient with full and complete copies of the Data and expressly waives, with respect to the Data and its release under this Agreement, any and all obligations of ANACS, AVSA and Airbus to maintain the confidentiality of such Data.

          2. The Data are, and will remain, the exclusive property of ANACS, AVSA and/or Airbus and may not be disclosed by FedEx or Recipient except as provided herein.

          3. The Recipient will, and will cause its employee(s) and any other person who obtains any part of the Data through the Recipient to, preserve the confidentiality of the Data. Except as provided in this Agreement, the Recipient shall not:

               (i) copy, reproduce, distribute or disclose, to any person, firm, entity or corporation, any of the Data (whether in oral, electronic or written form), or any facts related thereto; or

               (ii) permit any third party to have access to such Data.

          It is understood and agreed between and among the parties that ANACS may transmit Data to the Recipient, and by the signatures of their authorized representatives below, the Recipient and FedEx agree to be bound, and will abide, by the terms and conditions of this Agreement.

                                                                         LA4-125

          2. The Recipient may provide the Data to its employees and subcontractors, provided such employees and subcontractors:

               (i) need to know the Data for any purpose agreed to by FedEx and the Recipient which is not inconsistent with this Agreement;

               (ii)      are informed of this Agreement; and

               (iii)     agree to be bound by this Agreement.

          3. In the event that the Recipient or any person who has received Data through the Recipient is requested in any judicial or governmental proceeding to disclose the Data or any portion thereof, the Recipient will give ANACS prompt notice of such request so that ANACS may seek an appropriate protective order. If, in the absence of a protective order, the Recipient or any such person is, nonetheless, advised by counsel that disclosure of the Data is required by law, the Recipient may disclose such Data without liability hereunder.

          4. The term Data does not include any information that, as demonstrated through production of credible evidence,

               (i) becomes or has become generally available to the public other than as a result of violation of this Agreement;

               (ii) has been available on a non-confidential basis prior to its disclosure hereunder;

               (iii) is, or has been, developed or acquired independently by personnel of the Recipient having no substantive knowledge of the Data, or

               (iv) becomes available on a non-confidential basis from a third-party source.

          5. It is a condition of ANACS's agreement to provide the Data as requested by the FedEx and the Recipient that both FedEx and the Recipient agree to indemnify and hold ANACS, AVSA and Airbus harmless from and against any and all claims of third parties for injury, death or property damage arising in connection with, or in any way related to, the use or possession by the Recipient of the Data.

          6. This Agreement does not require nor may it be implied that ANACS shall be required to disclose any data hereunder.

          7. It is agreed that an action for damages may not be an adequate remedy for a breach of this Agreement by FedEx or the Recipient and that ANACS may bring an action for equitable relief, including an action for an injunction.

                                                                         LA4-126

          8. It is understood and agreed between and among the parties that ANACS, AVSA and/or Airbus are bound by confidentiality agreements with third parties and shall not release information which is the subject of such agreements, whether or not such information is related to, or is part of, the Data.

          9. Information transferred pursuant to this Agreement will be protected from disclosure for the term of this Agreement, or for the duration of the business arrangement between FedEx and the Recipient to which it relates, whichever is longer.

          10. This Agreement shall be effective on the date of execution and shall remain in effect for the term of five (5) years.

          11. This Agreement may be executed by the parties hereto in separate counterparts, each of which when, so executed and delivered, will be an original, but all such counterparts will together constitute but one and the same instrument.

          10. THIS AGREEMENT WILL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF ANY CONFLICT OF LAWS PROVISIONS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                                                         LA4-127

ACCEPTED AND AGREED this ____________day of ____________ 20___.

AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC.

By:
   ----------------------------

Title:
      -------------------------


FEDERAL EXPRESS CORPORATION

By:
   ----------------------------

Title:
      -------------------------


[RECIPIENT]

By:
   ----------------------------

Title:
      -------------------------

                                                                         LA4-128

                                                                       EXHIBIT G

                                   [39 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                         LA4-129

                             LETTER AGREEMENT NO. 5

                                   [11 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA5-1

                             LETTER AGREEMENT NO. 6


                                                      As of July 12, 2002

FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125


Re: USED AIRCRAFT

Dear Ladies and Gentlemen:

          FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                          LA06-1

1.             [ * ]

1.1 Subsequent to the date of execution of this Agreement, the Seller, or one of its Affiliates [ * ]

1.2            [ * ]

1.3            [ * ]

2.             ASSIGNMENT

               Notwithstanding any other provision of this Letter Agreement or of the Agreement (but subject to the provisions of Sub-clause
               20.2 of the Agreement), this Letter Agreement, and the rights and obligations of the Buyer hereunder, shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA06-2

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.

                                                Very truly yours,

                                                AVSA, S.A.R.L.


                                                By: /s/ MARIE-PIERRE MERLE BERAL
                                                    ----------------------------
                                                     Marie-Pierre Merle-Beral

                                                Its: Chief Executive Officer


          Accepted and Agreed,

          FEDERAL EXPRESS CORPORATION


          By:  /s/ JAMES R. PARKER
               ------------------------------
                    James R. Parker

          Its: Vice President

                                                                          LA06-3

                             LETTER AGREEMENT NO. 7

                                   [4 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA07-1

                             LETTER AGREEMENT NO. 8

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA8-1

                             LETTER AGREEMENT NO. 9

                                   [29 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                           LA9-1

                             LETTER AGREEMENT NO. 10

                                   [12 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA10-1

                            LETTER AGREEMENT NO. 11A

                                   [39 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                            LETTER AGREEMENT NO. 11B

                                   [41 pages*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                             LETTER AGREEMENT NO. 12

                                   [31 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA12-1

                             LETTER AGREEMENT NO.13

                                   [4 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA13-1

                             LETTER AGREEMENT NO. 14

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA14-1

                             LETTER AGREEMENT NO. 15

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA15-1

                             LETTER AGREEMENT NO. 16


                                                      As of July 12, 2002


FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125

Re: TAXES, DUTIES AND IMPOSTS

Dear Ladies and Gentlemen:

          FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 16 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             THE SELLER'S OBLIGATIONS

1.1            The Seller will bear, and pay [ * ]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA16-1

               Notwithstanding the foregoing, the Seller will be liable for neither: [ * ]

               that are (a) imposed upon the Buyer, (b) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller, or (c) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer.

1.2 The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and [ * ]

1.3            [ * ]

1.4            [ * ]

2.             THE BUYER'S OBLIGATIONS

2.1            The Buyer will bear, and pay [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA16-2

               Notwithstanding the foregoing, the Buyer will be liable for neither: [ * ]

               that are (a) imposed upon the Seller, (b) imposed upon the Buyer with an obligation on the Seller to withhold or collect the amount thereof from the Buye, or (c) imposed upon the Seller with an obligation on the Buyer to withhold or collect such amount from the Seller.

2.2 The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction [ * ]

3. Either party may, at its expense and option, contest fully, or require the other party to contest fully, any claim that would require an indemnity payment. Where the Seller or the Buyer contests any such claim, the other party will have the right to participate in such contest, including, without limitation, the right to attend governmental or judicial conferences concerning such claim and the right to review and approve all submissions to any governmental or other authority. The party that receives any tax refund or tax credit (including any interest on such refund or credit) will pay such tax refund or tax credit to the other party, provided such other party had previously made an indemnity payment, less expenses incurred for which the other is liable (unless such expenses have been reimbursed).

4.             ASSIGNMENT

               Notwithstanding any other provision of this Letter Agreement or of the Agreement (but subject to the provisions of sub-clause
               20.2 of the Agreement), this Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA16-3

               If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.


                                                Very truly yours,

                                                AVSA, S.A.R.L.

                                                By: /s/ MARIE-PIERRE MERLE BERAL
                                                    ----------------------------
                                                      Marie-Pierre Merle-Beral

                                                Its:  Chief Executive Officer

Accepted and Agreed,

FEDERAL EXPRESS CORPORATION

By:  /s/ JAMES R. PARKER
     ----------------------
     James R. Parker

Its: Vice President

                                                                          LA16-4

                             LETTER AGREEMENT NO. 17

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA17-1

                             LETTER AGREEMENT NO. 18

                                   [7 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA18-1

                             LETTER AGREEMENT NO. 19

                                   [8 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA19-1

                             LETTER AGREEMENT NO. 20


                                                      As of July 12, 2002


FEDERAL EXPRESS CORPORATION
3610 Hacks Cross Road
Memphis, TN 38125


Re: PROPULSION SYSTEM CHOICE

Dear Ladies and Gentlemen:

          FEDERAL EXPRESS CORPORATION (the "Buyer") and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A380-800F Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 20 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          The parties hereto agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                          LA20-1

1.             PROPULSION SYSTEM CHOICE

               In accordance with Sub-clause 2.3 of the Agreement, the Buyer has elected to equip each of the Firm Aircraft with four (4) GE-P&W Engine Alliance GP7277 Propulsion Systems.

2.             ASSIGNMENT

               Notwithstanding any other provision of this Letter Agreement or of the Agreement, (but subject to the provisions of Sub-clause
               20.2 of the Agreement), this Letter Agreement, and the rights and obligations of the Buyer hereunder, will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

                                                                          LA20-2

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.


                                                Very truly yours,

                                                AVSA, S.A.R.L.

                                                By: /s/ MARIE-PIERRE MERLE BERAL
                                                    ----------------------------
                                                      Marie-Pierre Merle-Beral

                                                Its:  Chief Executive Officer

          Accepted and Agreed,

          FEDERAL EXPRESS CORPORATION

          By:  /s/ JAMES R. PARKER
               -------------------------
                James R. Parker

          Its:  Vice President

                                                                          LA20-3

                             LETTER AGREEMENT NO. 21

                                   [3 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                          LA21-1

                 [Related side agreement consisting of 4 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                [Related side agreement consisting of 25 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                 [Related side agreement consisting of 8 pages*]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.